EXECUTION VERSION 101955520.14 CREDIT AGREEMENT for Loans of up to $35,000,000 dated as of March 26, 2021 By and among EAGLE BULK HOLDCO LLC as Borrower, the INITIAL GUARANTORS, as Guarantors, EAGLE BULK SHIPPING INC., as Parent and as Guarantor, the LENDERS party hereto, and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Security Trustee and Facility Agent together with CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, and NORDEA BANK ABP, NEW YORK BRANCH, as Mandated Lead Arrangers and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Arranger

101955520.14 i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS  1.01  Defined Terms ................................................................................................................................. 1  1.02  Terms Generally ............................................................................................................................ 27  1.03  Accounting Terms; Changes in GAAP .......................................................................................... 28  1.04  Rates ............................................................................................................................................... 28  ARTICLE II COMMITMENTS  2.01  Commitments ................................................................................................................................. 28  2.02  Loans and Borrowings. .................................................................................................................. 29  2.03  Borrowing Requests ....................................................................................................................... 29  2.04  Funding of Borrowings .................................................................................................................. 29  2.05  Interest Periods .............................................................................................................................. 30  2.06  Repayment ..................................................................................................................................... 30  2.07  Prepayments ................................................................................................................................... 31  2.08  Cancellation of Commitments ....................................................................................................... 32  2.09  Interest ........................................................................................................................................... 32  2.10  Fees ................................................................................................................................................ 32  2.11  Evidence of Debt............................................................................................................................ 33  2.12  Payments Generally; Several Obligations of Lenders ................................................................... 33  2.13  Sharing of Payments ...................................................................................................................... 34  2.14  Compensation for Losses ............................................................................................................... 35  2.15  Increased Costs .............................................................................................................................. 35  2.16  Taxes .............................................................................................................................................. 36  2.17  Inability to Determine Rates; LIBOR Replacement ...................................................................... 39  2.18  Illegality ......................................................................................................................................... 42  2.19  Mitigation Obligations; Replacement of Lenders .......................................................................... 42  2.20  Defaulting Lenders......................................................................................................................... 43  2.21  Replacement of Vessels. ................................................................................................................ 44  ARTICLE III REPRESENTATIONS AND WARRANTIES  3.01  Existence, Qualification and Power ............................................................................................... 46  3.02  Authorization; No Contravention .................................................................................................. 46  3.03  Governmental Authorization; Other Consents ............................................................................... 46  3.04  Execution and Delivery; Binding Effect ........................................................................................ 46  3.05  Financial Statements; No Material Adverse Effect ........................................................................ 46  3.06  Litigation ........................................................................................................................................ 47  3.07  No Material Adverse Effect; No Default ....................................................................................... 47  3.08  Property .......................................................................................................................................... 47  3.09  Taxes .............................................................................................................................................. 48

3.10	Disclosure	48
3.11	Compliance with Laws	49
3.12	ERISA Compliance	49
3.13	Environmental Matters	50
3.14	Margin Regulations	50
3.15	Investment Company, Public Utility	50
3.16	PATRIOT Act; Sanctions; Anti-Corruption; Anti-Money-Laundering	50
3.17	ISM Code, ISPS Code and MARPOL Compliance	51
3.18	Solvency	51
3.19	Place of Business	51
3.20	Ownership	51
3.21	Vessels	52
3.22	The Security Documents	52
3.23	Use of Proceeds	52
3.24	Beneficial Ownership Certification	52
3.25	No Immunity	52

ARTICLE IV

CONDITIONS OF LENDING

4.01	Conditions Precedent to the Closing Date	53
4.02	Conditions Precedent to Each Borrowing	54
4.03	Conditions Precedent to Each Borrowing for Each Vessel	56
4.04	Conditions Precedent to Each Replacement Vessel	57

ARTICLE V

AFFIRMATIVE COVENANTS

5.01	Financial Statements	60
5.02	Certificates; Other Information	60
5.03	Vessel Valuations	61
5.04	Vessel Value Maintenance	62
5.05	Notices	62
5.06	Preservation of Existence, Etc.	63
5.07	[Intentionally Omitted]	63
5.08	Maintenance of Properties	63
5.09	Insurances	63
5.10	Insurance Documentation; Letters of Undertaking; Certificates	65
5.11	Mortgagee's Insurance	65
5.12	Maintenance of Security Interests	65
5.13	Earnings Payments	66
5.14	Payment of Obligations	66
5.15	Vessel Registration	66
5.16	Vessel Repair	66
5.17	Classification Society Instructions and Undertakings	66
5.18	Charters; Charter Assignments; Assignments of Earnings	67
5.19	Compliance with Laws	67
5.20	[Intentionally Omitted]	67
5.21	Environmental Matters	67

101955520.14

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101955520.14 iii 5.22  Books and Records ........................................................................................................................ 67  5.23  Inspection Rights ........................................................................................................................... 67  5.24  Surveys ........................................................................................................................................... 68  5.25  Notice of Mortgage ........................................................................................................................ 68  5.26  Green Passport ............................................................................................................................... 68  5.27  [Intentionally Omitted]. ................................................................................................................. 68  5.28  Prevention of and Release from Arrest .......................................................................................... 68  5.29  Use of Proceeds ............................................................................................................................. 68  5.30  Subordination of Loans .................................................................................................................. 68  5.31  Anti-Corruption Laws .................................................................................................................... 68  5.32  “Know Your Customer” Documentation ....................................................................................... 68  5.33  Asset Control ................................................................................................................................. 69  5.34  Scrapping ....................................................................................................................................... 69  5.35  Sanctions ........................................................................................................................................ 69  5.36  Poseidon Principles ........................................................................................................................ 69  ARTICLE VI NEGATIVE COVENANTS  6.01  Indebtedness ................................................................................................................................... 69  6.02  Liens ............................................................................................................................................... 70  6.03  Fundamental Changes .................................................................................................................... 70  6.04  Restricted Payments ....................................................................................................................... 70  6.05  Investments .................................................................................................................................... 71  6.06  Transactions with Affiliates ........................................................................................................... 71  6.07  Changes in Fiscal Periods .............................................................................................................. 71  6.08  Changes in Nature of Business ...................................................................................................... 72  6.09  Changes in Name; Organizational Documents Amendments ........................................................ 72  6.10  Place of Business ........................................................................................................................... 72  6.11  Change of Control; Negative Pledge ............................................................................................... 72  6.12  Restriction on Chartering ............................................................................................................... 72  6.13  Lawful Use ..................................................................................................................................... 72  6.14  Approved Manager ........................................................................................................................ 72  6.15  Insurances ...................................................................................................................................... 72  6.16  Modification; Removal of Parts ..................................................................................................... 73  6.17  Sanctions ........................................................................................................................................ 73  6.18  No Financial Support to the Restricted Subsidiary ........................................................................ 74  ARTICLE VII FINANCIAL COVENANTS  7.01  Financial Covenants ....................................................................................................................... 74  7.02  Drybulk FFAs. ............................................................................................................................... 74  ARTICLE VIII GUARANTY  8.01  Guaranty ......................................................................................................................................... 75

101955520.14 iv 8.02  Obligations Unconditional ............................................................................................................. 75  8.03  Reinstatement ................................................................................................................................. 76  8.04  Subrogation; Subordination ........................................................................................................... 76  8.05  Remedies ........................................................................................................................................ 76  8.06  Instrument for the Payment of Money ........................................................................................... 77  8.07  Continuing Guarantee .................................................................................................................... 77  8.08  General Limitation on Guarantee Obligations ............................................................................... 77  8.09  Right of Contribution ..................................................................................................................... 77  8.10  Set-off ............................................................................................................................................ 77  8.11  Keepwell ........................................................................................................................................ 77  8.12  Parallel Liability. ........................................................................................................................... 78  ARTICLE IX EVENTS OF DEFAULT  9.01  Events of Default ........................................................................................................................... 78  9.02  Application of Payments ................................................................................................................ 81  ARTICLE X AGENCY  10.01  Appointment and Authority ........................................................................................................... 81  10.02  Rights as a Lender .......................................................................................................................... 82  10.03  Exculpatory Provisions .................................................................................................................. 83  10.04  Reliance by Agent .......................................................................................................................... 84  10.05  Delegation of Duties ...................................................................................................................... 84  10.06  Resignation of Agent ..................................................................................................................... 84  10.07  Non-Reliance on Agents and Other Lenders ................................................................................. 85  10.08  No Other Duties ............................................................................................................................. 85  10.09  Facility Agent May File Proofs of Claim....................................................................................... 85  10.10  Collateral and Guaranty Matters .................................................................................................... 86  ARTICLE XI MISCELLANEOUS  11.01  Notices ........................................................................................................................................... 86  11.02  Waivers; Amendments ................................................................................................................... 89  11.03  Expenses; Indemnity; Damage Waiver .......................................................................................... 90  11.04  Successors and Assigns .................................................................................................................. 92  11.05  Survival .......................................................................................................................................... 94  11.06  Counterparts; Integration; Effectiveness; Electronic Execution .................................................... 95  11.07  Severability .................................................................................................................................... 95  11.08  Right of Setoff ............................................................................................................................... 96  11.09  Governing Law; Jurisdiction; Etc. ................................................................................................. 96  11.10  WAIVER OF JURY TRIAL .......................................................................................................... 97  11.11  Headings ........................................................................................................................................ 97  11.12  Treatment of Certain Information; Confidentiality ........................................................................ 97  11.13  PATRIOT Act ................................................................................................................................ 98

101955520.14 v 11.14  Interest Rate Limitation ................................................................................................................. 98  11.15  Payments Set Aside ....................................................................................................................... 98  11.16  No Advisory or Fiduciary Responsibility ...................................................................................... 98  11.17  Acknowledgement and Consent to Bail-In of EEA Financial Institutions .................................... 99

101955520.14 vi SCHEDULES SCHEDULE I – Lenders and Commitments SCHEDULE II – Initial Guarantors SCHEDULE III – Approved Brokers SCHEDULE IV – Vessels SCHEDULE V – Liens SCHEDULE VI – Pre-approved Vessel Management Terms EXHIBITS EXHIBIT A – Form of Account Pledge EXHIBIT B – Form of Assignment and Assumption EXHIBIT C – Form of Assignment of Earnings EXHIBIT D – Form of Assignment of Insurances EXHIBIT E – Form of Borrowing Request EXHIBIT F – Form of Charter Assignment EXHIBIT G – Form of Guarantor Accession Agreement EXHIBIT H – Form of Manager’s Undertaking EXHIBIT I – Form of Membership Interest Pledge EXHIBIT J – Form of Vessel Mortgage EXHIBIT K – Form of Note EXHIBIT L-1 – Form of U.S. Tax Compliance Certificate EXHIBIT L-2 – Form of U.S. Tax Compliance Certificate EXHIBIT L-3 – Form of U.S. Tax Compliance Certificate EXHIBIT L-4 – Form of U.S. Tax Compliance Certificate

101955520.14 This CREDIT AGREEMENT, dated as of March 26, 2021 (this “Agreement”), is by and among EAGLE BULK HOLDCO LLC as Borrower, the INITIAL GUARANTORS, as Guarantors, EAGLE BULK SHIPPING INC., as Parent and Guarantor, the LENDERS party hereto, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and NORDEA BANK ABP, NEW YORK BRANCH, as Mandated Lead Arrangers, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Arranger, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Security Trustee and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Facility Agent. PRELIMINARY STATEMENTS: 1. The Lenders have agreed to make available to the Borrower a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels, for the purposes of financing or refinancing the three (3) Initial Vessels identified on Schedule IV, each wholly-owned by an Initial Guarantor, or any Replacement Vessel, as well as for general corporate purposes. 2. As a condition to the obligation of the Lenders to make the credit facilities available to the Borrower hereunder, the Guarantors have agreed to guarantee, on the terms and conditions set forth herein, the obligations of the Borrower under this Agreement. NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Account Bank” means ABN AMRO Bank N.V., acting through its office at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands, or such other bank agreed to from time to time between the Facility Agent and the Borrower, with the consent of the Required Lenders (such consent not to be unreasonably withheld or delayed). “Account Pledge” means any first priority pledge of any of the Earnings Accounts in substantially the form of Exhibit A, or any other form approved by the Facility Agent, with the consent of the Required Lenders (such consent not to be unreasonably withheld or delayed), in writing. “Acquisition” means, as to any Person, the purchase or other acquisition (in one transaction or a series of transactions, including through a merger) of all of the equity interests of another Person or all or substantially all of the property, assets or business of another Person or of the assets constituting a business unit, line of business or division of another Person. “Active Facility” means, at any relevant time, such part of the Total Commitments (whether drawn or undrawn) as is then available for borrowing under this Agreement at such time in accordance with Article IV to the extent that such part of the Total Commitments is not cancelled or reduced under this Agreement. “Additional Guarantor” means any Wholly-Owned Subsidiary of the Borrower that is acceptable to the Facility Agent that shall become a party hereto as an Upstream Guarantor by executing

101955520.14 2 and delivering to the Facility Agent a Guarantor Accession Agreement, including (a) any such Person that is or shall be the owner of any Replacement Vessel pursuant to Section 2.21, and (b) any such Person providing additional Collateral to secure the Obligations. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Facility Agent. “Affiliate” means, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning specified in Section 11.01(d)(ii). “Agreement” has the meaning specified in the introductory paragraph hereof. “Alternate Base Rate” has the meaning specified in Section 2.17. “Annex VI” means Annex VI of the Protocol of 1997 (as subsequently amended from time to time) to amend the International Convention for the Prevention of Pollution from Ships 1973 (Marpol), as modified by the Protocol of 1978 relating thereto. “Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject. “Applicable Percentage” means with respect to any Lender, the percentage of the Total Commitments represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments. “Approved Broker” means (a) the Persons listed on Schedule III, and (b) any other Person proposed by the Borrower which the Facility Agent may, with the consent of the Required Lenders (such consent not to be unreasonably withheld, conditioned or delayed), approve from time to time. “Approved Flag” means the flag of the Marshall Islands or such other flag as the Facility Agent may, with the consent of the Required Lenders (such consent not to be unreasonably withheld, conditioned or delayed), approve from time to time in writing as the flag on which a Vessel shall be registered. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Manager” means (a) the Parent, (b) any of the Parent’s Affiliates (other than the Restricted Subsidiary) including Eagle Bulk Management LLC, Eagle Ship Management LLC and any of their Affiliates and (c) any other Person proposed by the Borrower which the Facility Agent may, with the consent of the Required Lenders (such consent not to be unreasonably withheld, conditioned or delayed), approve from time to time as the technical and/or commercial manager of a Vessel.

101955520.14 3 “Approved Pooling Arrangement” means, in respect of a Vessel, any pool agreement proposed by the Borrower which the Facility Agent may, with the consent of the Required Lenders (such consent not to be unreasonably withheld, conditioned or delayed), approve from time to time. “Arranger” means Crédit Agricole Corporate and Investment Bank in its capacity as arranger. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.04), and accepted by the Facility Agent, in substantially the form of Exhibit B or any other form approved by the Facility Agent. “Assignment of Earnings” means, in relation to a Vessel, an assignment of the Earnings and any Requisition Compensation of that Vessel, in substantially the form of Exhibit C, or any other form approved by the Facility Agent. “Assignment of Insurances” means, in relation to a Vessel, an assignment of the Insurances of that Vessel, in substantially the form of Exhibit D, or any other form approved by the Facility Agent. “Attributable Indebtedness” means, as of any date of determination, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP (as applicable on the date of this Agreement), and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP (as applicable on the date of this Agreement) if such lease were accounted for as a capital lease. “Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its Subsidiaries for the fiscal year ended December 31, 2020 and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Parent. “Availability Period” means the period from and including the Closing Date to but excluding the Commitment Termination Date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail- In Legislation Schedule. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Borrower” means Eagle Bulk Holdco LLC, a limited liability company formed and existing under the laws of the Republic of the Marshall Islands.

101955520.14 4 “Borrowing” means a borrowing consisting of simultaneous Loans made by the Lenders under this Agreement. “Borrowing Request” means a request for a Borrowing which shall be in substantially the form of Exhibit E, or any other form approved by the Facility Agent. “Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of The Netherlands, the State of New York, France, England, Norway or the Republic of the Marshall Islands or is a day on which banking institutions in such state are authorized or required by Law to close; provided that, when used in connection with LIBOR, the term “Business Day” means any such day that is also a day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market. “Capital Expenditures” means, for any period (in each case based on the Parent on a consolidated basis excluding the Restricted Subsidiary), with respect to the Obligors, the aggregate of all expenditures made by the Obligors for the acquisition or leasing (pursuant to a Capitalized Lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under GAAP on a balance sheet of such person. “Capitalized Lease” means each lease that has been or is required to be, in accordance with GAAP (as applicable on the date of this Agreement), recorded as a capitalized lease. “Cash Equivalents” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (b) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof in each case with any U.S. domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or any foreign bank organized in Austria, Denmark, Finland, Germany, Greece, Italy, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, France, Netherlands, Canada, Japan, Singapore or any U.S. branch or agency of any of the foregoing, in each case with commercial paper rated, on the day of such investment, at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s; (c) marketable short-term money market and similar highly liquid funds having a rating of at least P-1 or A-1 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another Credit Rating Agency); (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (b) above; and (e) commercial paper rated at least P-1 by Moody’s or at least A-1 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another Credit Rating Agency) and in each case maturing within 12 months after the date of creation thereof.

101955520.14 5 “Casualty Event” means any involuntary loss of title to, damage to or any destruction of, or any condemnation or other taking (including by any governmental authority) of, any Collateral of any Obligor having a value greater than $1,500,000, including, without limitation, pursuant to any Total Loss. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means: (a) in respect of the Upstream Guarantors, the occurrence of any act, event or circumstance that without prior written consent of all Lenders results in the Borrower owning directly less than 100% of the issued and outstanding Equity Interests in an Upstream Guarantor (unless such Upstream Guarantor has been released as an Upstream Guarantor in accordance with the terms hereof); (b) in respect of the Borrower, the occurrence of any act, event or circumstance that without prior written consent of the Lenders results in the Parent owning directly less than 100% of the issued and outstanding Equity Interests in the Borrower; and (c) in respect of the Parent, (i) a “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than Permitted Holders, becomes the ultimate “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act and including by reason of any change in the ultimate “beneficial ownership” of the Equity Interests of the Parent) of more than 35% of the total voting power of the voting stock of the Parent (calculated on a fully diluted basis); or (ii) any person, other than Permitted Holders, obtains the power (whether or not exercised) to elect a majority of the Board of Directors or equivalent governing body of the Parent. “Charter Assignment” means, in relation to a Vessel, an assignment of any demise charter and any time or consecutive voyage charter for a term which exceeds twelve (12) months for the Vessel entered into by the Borrower or an Upstream Guarantor (other than a charter pursuant to an Approved Pooling Arrangement), in substantially the form of Exhibit F, or any other form approved by the Facility Agent. “Classification Society” means, in relation to a Vessel, American Bureau of Shipping, DNV-GL, Lloyd’s Register of Shipping or Nippon Kaiji Kyokai or such other first-class vessel classification society that is a member of IACS that the Facility Agent may, with the prior consent of the Required Lenders, approve from time to time in writing. “Closing Date” means the date of this Agreement. “Code” means the Internal Revenue Code of 1986. “Collateral” means all property (whether real or personal, including, without limitation, any proceeds thereof) with respect to which any security interests have been granted (or purport to be granted) pursuant to any Security Document. “Commitment” means with respect to each Lender on any date, the commitment of such Lender to make a Loan if such Loan is required to be disbursed on such date, expressed as an amount

101955520.14 6 representing the maximum principal and/or face amount of such Loan, as such commitment may be reduced or increased from time to time pursuant to Section 11.04 or reduced from time to time pursuant to Section 2.08 or 2.20(c). The initial amount of such Lender’s Commitment is set forth on Schedule I or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. “Commitment Termination Date” means the date falling thirty (30) days prior to the Maturity Date. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communications” has the meaning specified in Section 11.01(d)(ii). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Net Income” means, for any period, the consolidated net income (or loss) of the Parent and its Subsidiaries, excluding the Restricted Subsidiary, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Parent or is merged into or consolidated with the Parent or any of its Subsidiaries, excluding the Restricted Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary of the Parent, excluding the Restricted Subsidiary) in which the Parent or any of its Subsidiaries, excluding the Restricted Subsidiary, has an ownership interest, except to the extent that any such income is actually received by the Parent or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Parent (other than an Obligor), excluding the Restricted Subsidiary, to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or requirement of Law applicable to such Subsidiary. “Consolidated Total Debt” means, as of any date of determination, the aggregate stated balance sheet amount of all Indebtedness of the Parent and its Subsidiaries, excluding the Restricted Subsidiary, (or, if higher, the par value or stated face amount of all such Indebtedness (other than zero coupon Indebtedness)) on a consolidated basis on such date (to the extent such Indebtedness would be included on a balance sheet prepared in accordance with GAAP). “Contractual Obligation” means, as to any Person, any provision of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Corresponding Liabilities” means all present and future liabilities and contractual and non-contractual obligations of an Obligor under or in connection with this Agreement, the other Loan Documents, but excluding its Parallel Liability. “Credit Rating Agency” means (a) Standard & Poor’s Financial Services LLC (“S&P”), (b) Moody’s Investors Service, Inc. (“Moody’s”), (c) Fitch Ratings Inc., and (d) any other nationally recognized credit rating agency that evaluates the financial condition of issuers of debt instruments and

101955520.14 7 then assigns a rating that reflects its assessment of the issuer’s ability to make debt payments, to the extent consented to by the Required Lenders (such consent not to be unreasonably withheld, conditioned or delayed). “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Debtor Relief Plan” means a plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate (before as well as after judgment) equal to the applicable interest rate plus 2.00% per annum. “Defaulting Lender” means, subject to Section 2.20(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Facility Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Facility Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Facility Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Facility Agent or the Borrower, to confirm in writing to the Facility Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Facility Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Facility Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.20(b)) upon delivery of written notice of such determination to the Borrower and each Lender. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (including any sale and leaseback transaction and any issuance of Equity

101955520.14 8 Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interest” means any Equity Interest that, by its terms (or the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one days after the Maturity Date; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of the Parent or any Subsidiary, excluding the Restricted Subsidiary, or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Parent or its Subsidiaries, excluding the Restricted Subsidiary, in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. “Dollar” and “$” mean lawful money of the United States. “Drybulk FFAs” means FFAs relating to drybulk vessels entered or to be entered into by the Parent or any of its Subsidiaries on approved terms through a Drybulk FFA Provider. “Drybulk FFA Provider” means any established financial institution or derivatives broker that trades freight derivatives either through a clearing house or over-the-counter. “Early Termination Date” shall have the meaning given to that term in any relevant Master Agreement. “Earnings” means, in relation to a Vessel, all moneys whatsoever which are now, or later become, payable (actually or contingently) to the Upstream Guarantor owning that Vessel or the Security Trustee and which arise out of the use or operation of that Vessel, including (but not limited to): (a) except to the extent that they fall within paragraph (b) or are otherwise agreed with the prior written consent of the Facility Agent: (i) all freight, hire and passage moneys, (ii) compensation payable to the Upstream Guarantor owning that Vessel or the Security Trustee in the event of requisition of that Vessel for hire, (iii) remuneration for salvage and towage services, (iv) demurrage and detention moneys, (v) damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of that Vessel, and (vi) all moneys which are at any time payable under Insurances in respect of loss of hire; and (b) if and whenever that Vessel is employed on terms whereby any moneys falling within paragraphs (a)(i) to (vi) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to that Vessel. “Earnings Account” means, in relation to a Vessel, an account in the name of the Upstream Guarantor owning that Vessel with the Account Bank designated “[Vessel Name] Upstream Guarantor Earnings Account”, which shall not be a blocked account.

101955520.14 9 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature” means an electronic sound, symbol, or process attached to, or logically associated with, a contract or other record and adopted by a person with the intent to sign such contract or record. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.04(b)(i), (iii) and (iv) (subject to such consents, if any, as may be required under Section 11.04(b)(i)). “Environmental Laws” means any and all Federal, state, local, and foreign statutes, Laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions, including all common law, relating to pollution or the protection of health, safety or the environment or the release of any materials into the environment, including those related to Hazardous Materials, air emissions, discharges to waste or public systems and health and safety matters. “Environmental Liability” means any liability or obligation, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly, resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, disposal or permitting or arranging for the disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, as to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections

101955520.14 10 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules or the filing of an application for the waiver of the minimum funding standards under the Pension Funding Rules; (c) the incurrence by the Borrower or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations with respect to a Pension Plan within the meaning of Section 4062(e) of ERISA; (d) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or insolvent (within the meaning of Title IV of ERISA); (e) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (f) the institution by the PBGC of proceedings to terminate a Pension Plan; (g) any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the determination that any Pension Plan is in at-risk status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (i) the imposition or incurrence of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (j) the engagement by the Borrower or any ERISA Affiliate in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; (k) the imposition of a lien upon the Borrower pursuant to Section 430(k) of the Code or Section 303(k) of ERISA; or (l) the making of an amendment to a Pension Plan that coul result in the posting of bond or security under Section 436(f)(1) of the Code. “Estate” has the meaning specified in Section 10.01(b). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar Rate” has the meaning specified in Section 2.17. “Event of Default” has the meaning specified in Section 9.01. “Excluded Swap Obligations” means with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender,

101955520.14 11 U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loans or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.16, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.16(g) and (d) any withholding Taxes imposed under FATCA. “Facility” means a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels. “Facility Agent” means Crédit Agricole Corporate and Investment Bank, in its capacity as facility agent under any of the Loan Documents, or any successor facility agent. “Facility Period” means the period from and including the date of this Agreement to and including the date on which the Total Commitments have reduced to zero and all indebtedness of the Obligors under the Loan Documents has been fully paid and discharged. “Facility Agent’s Office” means the Facility Agent’s address and, as appropriate, account as set forth in Section 11.01(a), or such other address or account as the Facility Agent may from time to time notify to the Borrower and the Lenders. “Fair Market Value” means, in relation to a Vessel, the market value of such Vessel at any date that is shown by the average of two (2) valuations each prepared for and addressed to the Facility Agent at the cost of the Borrower: (a) as at a date not more than 30 days prior to the date such valuation is delivered to the Facility Agent; (b) by Approved Brokers selected by the Borrower; (c) on a “desk-top” basis without physical inspection of that Vessel; and (d) on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing seller and a willing buyer, free of any existing charter or other contract of employment or encumbrances (and with no value to be given to any pooling arrangements); provided that (i) if a range of market values is provided in a particular appraisal, then the market value in such appraisal shall be deemed to be the mid-point within such range, and (ii) if there is a difference of, or in excess of, 10% between the two appraisals obtained, the Borrower may, at its sole expense, obtain a third appraisal from an Approved Broker appointed by the Facility Agent, with the value of such Vessel to be deemed the average of the three valuations obtained. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. “FCPA” has the meaning specified in Section 3.16(c). “Federal Funds Rate” shall mean for any day the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Facility Agent (an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen

101955520.14 12 BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate reasonably determined by Facility Agent at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Rate for such day shall be the “open” rate on the immediately preceding Business Day. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States. “Fee Letters” means, collectively, the Upfront Fee Letter, the Structuring Fee Letter and any other fee letters to be entered into in connection with this Agreement, and “Fee Letter” means any of them. “FFA” means exchange traded and over-the-counter forward freight agreements. “FFA Period” means the forward rolling 12 month period beginning on the date the statement and calculation requested to be provided pursuant to Section 7.02(b) is first provided. “Finance Party” means the Facility Agent, any Mandated Lead Arranger, the Security Trustee and any Lender, whether as at the date of this Agreement or at any later time. “Financial Covenants” has the meaning specified in Section 7.01. “Financial Officer” means, as to any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person. “Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than the United States (or, in the case of a Lender that is classified for U.S. federal income tax purposes as an entity that is disregarded from another Person, such Lender if such Person is organized under the Laws of a jurisdiction other than the United States). For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Plan” means any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Borrower or any Subsidiary with respect to employees employed outside the United States (other than any governmental arrangement). “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “GAAP” means, subject to Section 1.03, United States generally accepted accounting principles as in effect as of the date of determination thereof. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Green Passport” means a green passport statement of compliance issued by a classification society being a member of the International Association of Classification Societies (“IACS”)

101955520.14 13 which includes a list of any and all materials known to be potentially hazardous utilized in the construction of a vessel. “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning specified in Section 8.01. “Guarantor Accession Agreement” means an agreement providing for the accession of a Person to this Agreement as a Guarantor in substantially the form of Exhibit G hereto, or in any other form approved by the Facility Agent. “Guarantors” means, collectively, the Upstream Guarantors and the Parent. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and other substances or wastes of any nature regulated under or with respect to which liability or standards of conduct are imposed pursuant to any Environmental Law. “Hedging Exposure” means, as at any relevant date and in relation to the Parent or any of its Subsidiaries, the aggregate of the amount certified by the Parent to the Facility Agent to be the net amount in dollars: (a) in relation to all Drybulk FFAs that have been closed out on or prior to the relevant date, that is due and owing to or from the Parent or any of its Subsidiaries in respect of such Drybulk FFAs on the relevant date; and (b) in relation to all Drybulk FFAs that are continuing on the relevant date, that would be payable to or from the Parent or any of its Subsidiaries under (and calculated in accordance with) the early termination provisions of such Drybulk FFAs as if an Early Termination Date (as defined in the relevant Drybulk FFA) had occurred on the relevant date in relation to all such continuing Drybulk FFAs.

101955520.14 14 “Hedging Limit” means, in respect of Drybulk FFAs during any relevant FFA Period: (a) twenty-five percent (25%) of the Total Days for such relevant FFA Period (being 20,700 x .25 = 5,175 days for the first FFA Period); and (b) fifty percent (50%) of the Total Days for each quarter during the relevant FFA Period (being 20,700 * .25 *.50 = 2,588 days for the first quarter following the commencement of the first FFA Period). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under (i) letters of credit (including standby and commercial), bankers’ acceptances and bank guaranties and (ii) surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) net obligations of such Person under any Swap Contract; all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business); (d) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (e) all Attributable Indebtedness; (f) all obligations of such Person in respect of Disqualified Equity Interests; and (g) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Indebtedness of any Person for purposes of clause (d) that is expressly made non-recourse or limited-recourse (limited solely to the assets securing such Indebtedness) to such Person shall be deemed to be equal to the lesser of (i) the aggregate principal amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning specified in Section 11.03(b).

101955520.14 15 “Information” has the meaning specified in Section 11.12. “Initial Borrowing Date” means the date of the first Borrowing to occur, in any event, prior to the Commitment Termination Date. “Initial Guarantors” means, means, collectively, the Persons listed on Schedule II. “Initial Vessels” means each of the Vessels identified as “Initial Vessels” in Schedule IV. “Insurances” means, in relation to a Vessel: (a) all policies and contracts of insurance, including entries of that Vessel in any protection and indemnity or war risks association and excluding loss of hire, effected in respect of that Vessel, or otherwise in relation to that Vessel whether before, on or after the date of this Agreement; and (b) all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a premium and any rights in respect of any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Agreement. “Intangible Assets” means intangible assets under GAAP, including customer lists, goodwill, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs. “Interest Period” means a period determined in accordance with Section 2.05. “Interpolated Screen Rate” shall mean, in relation to LIBOR for any Loan or any part of it, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between: (a) the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the relevant Interest Period of that Loan or relevant part of it; and (b) the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the relevant Interest Period of that Loan or relevant part of it, each as of 11:00 a.m. London time on the Quotation Day for Dollars. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor incurs Indebtedness of the type referred to in clause (h) of the definition of “Indebtedness” in respect of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any returns or distributions of capital or repayment of principal actually received in case by such Person with respect thereto.

101955520.14 16 “IOPPC” means a valid and current International Oil Pollution Prevention Certificate issued under MARPOL. “IRS” means the United States Internal Revenue Service. “ISM Code” means the International Safety Management Code (including the guidelines on its implementation), as adopted by the International Maritime Organization, as the same may be amended or supplemented from time to time (and the terms “safety management system”, “Safety Management Certificate” and “Document of Compliance” have the same meanings as are given to them in the ISM Code). “ISM Code Documentation” includes, in respect of a Vessel: (a) the Document of Compliance and Safety Management Certificate issued pursuant to the ISM Code in relation to that Vessel within the periods specified by the ISM Code; (b) all other documents and data which are relevant to the safety management system and its implementation and verification which the Facility Agent may require; and (c) any other documents which are prepared or which are otherwise relevant to establish and maintain that Vessel’s compliance or the compliance of the Upstream Guarantor that owns that Vessel or the relevant Approved Manager of such Vessel with the ISM Code which the Facility Agent may require. “ISPS Code” means the International Ship and Port Facility Security Code, as adopted by the International Maritime Organization, as the same may be amended or supplemented from time to time. “ISPS Code Documentation” includes: (a) the ISSC; and (b) all other documents and data which are relevant to the ISPS Code and its implementation and verification which the Facility Agent may require. “ISSC” means a valid and current International Ship Security Certificate issued under the ISPS Code. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lenders” means the Persons listed on Schedule I, Part A, and any other Person that shall have become party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Letters of Undertaking” has the meaning specified in Section 5.10.

101955520.14 17 “LIBOR” means, in relation to a Loan or any part of it: (a) the applicable Screen Rate; (b) if no Screen Rate is available for the relevant currency or the relevant Interest Period of a Loan or relevant part of it the Interpolated Screen Rate for a Loan or relevant part of it; or (c) if: (i) no Screen Rate is available for the relevant currency of a Loan or relevant part of it; or (ii) no Screen Rate is available for the relevant Interest Period of a Loan or relevant part of it and it is not possible to calculate an Interpolated Screen Rate for a Loan or relevant part of it, the Reference Bank Rate, as of, in the case of paragraphs (a) and (c) above, 11:00 a.m. London time on the Quotation Day for a period equal in length to the Interest Period of a Loan or relevant part of it and, if that rate is less than zero, LIBOR shall be deemed to be zero. “LIBOR Successor Rate” has the meaning specified in Section 2.17(c). “LIBOR Successor Rate Conforming Changes” has the meaning specified in Section 2.17. “Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan. “Loan Documents” means, collectively: (a) this Agreement, (b) any Notes, (c) any Security Document, (d) the Fee Letters, (e) any Guarantor Accession Agreement and (f) any other documents, certificates, instruments or agreements executed by or on behalf of a Security Party for the benefit of any Finance Party in connection herewith on or after the date hereof that are jointly designated by such Security Party and the Facility Agent as a “Loan Document”. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Manager’s Undertaking” means, in relation to a Vessel, the letter executed and delivered by an Approved Manager, in substantially the form of Exhibit H, or any other form approved by the Facility Agent. “Mandated Lead Arranger” means Crédit Agricole Corporate and Investment Bank and Nordea Bank Abp, New York Branch, each in its capacity as mandated lead arranger. “Margin” means 2.40% per annum. “Margin Stock” means margin stock within the meaning of Regulations T, U and X. “MARPOL” means the International Convention for the Prevention of Pollution from Ships, 1973 as modified by the Protocol of 1978, as the same may be amended or supplemented from time to time. “MARPOL Documentation” includes: (a) the IOPPC; and

101955520.14 18 (b) all other documents and data which are relevant to MARPOL and its implementation and verification which the Facility Agent may require. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Obligors taken as a whole, or (b) a material adverse effect on (i) the ability of the Obligors taken as a whole to perform their Obligations, (ii) the legality, validity, binding effect or enforceability against any Obligor of any Loan Document to which it is a party or (iii) the rights, remedies and benefits available to, or conferred upon, any Finance Party under any Loan Documents. “Maturity Date” means the date falling on the earlier of (i) nine (9) months from the date of the first Borrowing to occur under the Facility and (ii) December 31, 2021. “Maximum Rate” has the meaning specified in Section 11.14. “Membership Interest Pledge” means a pledge of the membership interests of an Upstream Guarantor or of the Borrower, in substantially the form of Exhibit I, or any other form approved by the Facility Agent. “Minimum Value Adjusted Tangible Equity” means, as of any date of determination, for the Parent and its Subsidiaries, excluding the Restricted Subsidiary, on a consolidated basis, Shareholders’ Equity of the Parent and its Subsidiaries, excluding the Restricted Subsidiary, adjusted for the most recent Fair Market Values of the Vessels, on such date minus the Intangible Assets of the Parent and its Subsidiaries, excluding the Restricted Subsidiary, on such date. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, during the preceding five plan years has made or been obligated to make contributions, or has any liability. “Multiple Employer Plan” means a Plan with respect to which the Borrower or any ERISA Affiliate is a contributing sponsor, and that has two or more contributing sponsors at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Cash Proceeds” means: (a) with respect to any sale, transfer or disposition of any asset (including, without limitation, any issuance or sale of Equity Interests or any sale or other disposition of any Vessel), any cash proceeds for all such sales, transfers or dispositions, received by any Obligor (including cash proceeds subsequently received (as and when received by any Obligor) in respect of non-cash consideration initially received) net of (i) selling expenses (including reasonable brokers’ or bankers’ fees or commissions, legal, accounting and other professional and transactional fees, transfer and similar taxes and Obligor’s good faith estimate of income taxes actually paid or payable in connection with such sale including any taxes payable upon the repatriation of any such proceeds); (ii) amounts provided as a reserve, in accordance with GAAP, against (x) any liabilities under any indemnification obligations or purchase price adjustments associated with such asset sale or (y) any other liabilities retained by any Obligor associated with the assets sold (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); (iii) Obligor’s good faith estimate of payments required to be made within one hundred eighty (180) days of such asset sale with respect to unassumed liabilities relating to the properties sold (provided that, to the extent such cash proceeds are not used to make payments in respect of such unassumed liabilities within one hundred eighty (180) days of such asset sale, such cash proceeds

101955520.14 19 shall constitute Net Cash Proceeds at the time of the expiration of such 180-day period); and (iv) the principal amount, premium or penalty, if any, interest and other amounts on any indebtedness which is secured by a lien on the assets sold (so long as such lien was permitted to encumber such assets under the Loan Documents at the time of such sale) and which is repaid with such proceeds (other than any such indebtedness assumed by the purchaser of such properties); and (b) with respect to any Casualty Event, any cash insurance proceeds, condemnation awards, Requisition Compensation and other compensation received by any Obligor in respect thereof, including but not limited to insurance proceeds, net of all costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Casualty Event (including (i) any costs incurred in connection with the adjustment or settlement of any claims in respect thereof and (ii) costs incurred in connection with any sale of such assets, including amounts set forth in items (a)(i), (a)(ii), (a)(iii) and (a)(iv) above and income taxes payable as a result of any gain recognized in connection therewith). “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 11.02 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” means a promissory note executed by the Borrower, to the order of a Lender in accordance with Section 2.11(b). “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by the Borrower under any Loan Document and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Facility Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Borrower in accordance with this Agreement or any other Loan Document. “Obligor Materials” has the meaning specified in Section 11.01(e). “Obligors” means, collectively, the Borrower and the Guarantors, and “Obligor” means any of them as the context may require. “OFAC” has the meaning specified in Section 3.16(b). “Organizational Documents” means (a) as to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non- U.S. jurisdiction), (b) as to any limited liability company, the certificate or articles of formation or organization and operating or limited liability agreement and (c) as to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with

101955520.14 20 its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or having sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19(b)). “Parallel Liability” means an Obligor’s undertaking pursuant to Clause 8.12. “Parent” means Eagle Bulk Shipping Inc., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands. “Participant” has the meaning specified in Section 11.04(d). “Participant Register” has the meaning specified in Section 11.04(d). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum funding standards and minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan, but excluding a Multiemployer Plan) that is maintained or is contributed to by the Borrower or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Holders” means each of the Persons owning more than fifteen percent (15%) of the voting stock of the Parent on the date hereof, in each case together with their Affiliates, investment advisory clients and manager accounts. “Permitted Lien” has the meaning specified in Section 6.02.

101955520.14 21 “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Pertinent Jurisdiction” means, in relation to a Person: (a) the jurisdiction under the laws of which the Person is incorporated or formed; (b) a jurisdiction in which the Person has the center of its main interests or in which the Person’s central management and control is or has recently been exercised; (c) a jurisdiction in which the overall net income of the Person is subject to corporation tax, income tax or any similar tax; (d) a jurisdiction in which assets of the Person (other than securities issued by, or loans to, related Persons) having a substantial value are situated, in which the Person maintains a branch or permanent place of business, or in which a Lien created by the Person must or should be registered in order to ensure its validity or priority; or (e) a jurisdiction the courts of which have jurisdiction to make a winding up, administration or similar order in relation to the Person whether as a main or territorial or ancillary proceeding or which would have such jurisdiction if their assistance were requested by the courts of a country referred to in paragraphs (a) or (b) above. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of the Borrower or any Subsidiary, or any such plan to which the Borrower or any Subsidiary is required to contribute on behalf of any of its employees or with respect to which the Borrower has any liability. “Platform” means Debt Domain, Intralinks, Syndtrak, DebtX or a substantially similar electronic transmission system. “Poseidon Principles” means the financial industry framework for assessing and disclosing the climate alignment of ship finance portfolios published in June 2019 as the same may be amended or replaced to reflect changes in Applicable Law or regulation or the introduction of or changes to mandatory requirements of the International Maritime Organization from time to time. “Prepayment Notice” means a notice by the Borrower to prepay Loans, which shall be in such form as the Facility Agent may approve. “Prime Rate” has the meaning specified in Section 2.17. “Prohibited Person” means any Person (whether designated by name or by reason of being included in a class of Persons) against whom Sanctions are directed. “Public Lender” has the meaning specified in Section 11.01(e). “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated

101955520.14 22 thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Quotation Day” shall mean, in relation to any period for which an interest rate is to be determined, two Business Days in New York, before the first day of that period. “Recipient” means (a) the Facility Agent, or (b) any Lender, as applicable. “Reference Bank Rate” shall mean the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request by the Reference Banks in relation to LIBOR, as the rate at which the relevant Reference Bank could borrow funds in the London interbank eurodollar market, in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period. “Reference Banks” shall mean, such money center banks that are not affiliated with the Facility Agent as are identified by the Facility Agent to the Borrower from time to time. “Register” has the meaning specified in Section 11.04(c). “Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, insurers and representatives of such Person and of such Person’s Affiliates. “Relevant Amount” has the meaning specified in Section 2.07(b)(iv). “Relevant Date” has the meaning specified in Section 2.07(b)(iii). “Removal Effective Date” has the meaning specified in Section 10.06(b). “Replacement Date” has the meaning specified in Section 4.04. “Replacement Vessel Owner” has the meaning specified in Section 4.04. “Replacement Vessel” means a vessel which any Upstream Guarantor (including without limitation any Additional Guarantor) respectively owns and seeks to designate as a replacement for a Vessel subject to and in accordance with Section 2.21. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

101955520.14 23 “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing at least 66 2/3% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Requisition” means: (a) any expropriation, confiscation, requisition or acquisition of a Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding one year without any right to an extension) unless it is within 30 days redelivered to the full control of the Upstream Guarantor being the owner thereof; and (b) any arrest, capture or seizure of a Vessel (including any hijacking or theft) unless it is within 30 days redelivered to the full control of the Upstream Guarantor being the owner thereof. “Requisition Compensation” includes all compensation or other moneys payable by reason of any Requisition. “Resignation Effective Date” has the meaning specified in Section 10.06(a). “Responsible Officer” means (a) the chief executive officer, president, executive vice president or a Financial Officer of the relevant Obligor, (b) solely for purposes of the delivery of incumbency certificates and certified Organizational Documents and resolutions pursuant to Section 4.01, any officer of the relevant Borrower or the Parent and (c) solely for purposes of Borrowing Requests, prepayment notices and notices for Commitment terminations or reductions given pursuant to Article II, any other officer or employee of the relevant Borrower so designated from time to time by one of the officers described in clause (a) in a notice to the Facility Agent (together with evidence of the authority and capacity of each such Person to so act in form and substance satisfactory to the Facility Agent). Any document delivered hereunder that is signed by a Responsible Officer of an Obligor shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of such Obligor and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Obligor. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to such Person’s shareholders, partners or members (or the equivalent Persons thereof). “Restricted Subsidiary” means Eagle Bulk Shipco LLC and any of its Subsidiaries. “Sanctions” has the meaning specified in Section 3.16(b). “Scheduled Unavailability Date” has the meaning specified in Section 2.17(c). “Screen Rate” means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person which takes over the administration of that rate) for Dollars and the relevant period displayed (before any correction, recalculation or republication by the administrator) on pages LIBOR01 or LIBOR02 of Bloomberg or the Thomson Reuters screen (or any replacement page which displays that rate) or on the appropriate page of such other information service that publishes that page from time to time in place of such pages. If the agreed pages are replaced or service ceases to be

101955520.14 24 available, the Facility Agent may specify another page or service displaying the appropriate rate after consultation with the Borrower and the Lenders. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Security Documents” means, collectively: (a) any Charter Assignment (as applicable), (b) any Account Pledge, (c) any Assignment of Earnings, (d) any Assignment of Insurances, (e) any Manager’s Undertaking, (f) any Membership Interest Pledge, (g) any Vessel Mortgage, (h) any Subordination Agreement (as applicable), and (i) and each other security document or pledge agreement delivered in accordance with applicable local Laws to grant a valid, enforceable, perfected security interest (with the priority required under the Loan Documents) in any property as Collateral for the Obligations, and all Uniform Commercial Code or other financing statements or instruments of perfection required with respect thereto. “Security Party” means the Obligors and any other person (except a Finance Party and an Approved Manager which is unaffiliated with the Borrower or the Guarantors) who, as a surety, guarantor, mortgagor, assignor or pledgor, as a party to any subordination or priorities arrangement, or in any similar capacity, executes a Loan Document. “Security Period” means the period starting on the Closing Date and ending onthe date on which the Facility Agent is satisfied that there is no outstanding Commitment in force and that the Obligations have been irrevocably and unconditionally paid and discharged in full. “Security Trustee” means Crédit Agricole Corporate and Investment Bank, in its capacity as security trustee pursuant to Section 10.01(b) and under any of the Loan Documents, or any successor security trustee. “Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Parent and its Subsidiaries, excluding the Restricted Subsidiary, as of such date determined in accordance with GAAP. “Solvent” means, as to any Person as of any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Loan Party” means any Security Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 8.11). “Statement of Compliance” means a Statement of Compliance related to fuel oil consumption pursuant to regulations 6.6 and 6.7 of Annex VI.

101955520.14 25 “Structuring Fee Letter” means the letter agreement, dated March 26, 2021, among the Borrower and the Facility Agent, as may be amended, restated, modified or supplemented from time to time, relating to structuring fees. “Subordination Agreement” has the meaning specified in Section 5.30. “Subsidiary” of a Person means a corporation, partnership, limited liability company, association or joint venture or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time owned or the management of which is controlled, directly, or indirectly through one or more intermediaries, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent or of the Borrower. “Substituted Vessel” has the meaning specified in Section 2.21(a)(ii). “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, as to any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so- called synthetic, off-balance sheet or tax retention lease or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

101955520.14 26 “Total Assets” means, at any time in respect of the Parent the amount of total assets of the Parent on a consolidated basis which would be included as total assets in a consolidated balance sheet of the Parent, in accordance with GAAP drawn up at such time (in any case, however, excluding the Restricted Subsidiary), adjusted for the most recent Fair Market Values of the Vessels at such time. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and the aggregate principal amount of the outstanding Loans of such Lender at such time. “Total Commitments” means the aggregate of the Commitments, being a maximum amount of $35,000,000 on the Closing Date. “Total Days” means, for any FFA Period, the number of days that is equal to the sum of (a) the total number of vessels owned by the Parent and any of its Subsidiaries multiplied by 365, and (b) the aggregate number of days occurring during such period that a vessel is chartered-in by the Parent or any of its Subsidiaries, where such vessel is chartered-in pursuant to a demise, time or consecutive voyage charter for a term which is 12 months or longer. “Total Loss” means: (a) actual, constructive, compromised, agreed or arranged total loss of a Vessel; or (b) any Requisition of a Vessel. “Total Loss Date” means, in relation to the Total Loss of a Vessel: (a) in the case of an actual loss of a Vessel, the date on which it occurred or, if that is unknown, the date when that Vessel was last heard of; (b) in the case of a constructive, compromised, agreed or arranged total loss of a Vessel, the earlier of: (i) the date on which a notice of abandonment is given to the insurers; and (ii) the date of any compromise, arrangement or agreement made by or on behalf of the Borrower and/or the Upstream Guarantor who owns such Vessel with the Vessel’s insurers in which the insurers agree to treat that Vessel as a total loss; and (c) in the case of any other type of Total Loss, the date (or the most likely date) on which it appears to the Facility Agent that the event constituting the total loss occurred. “Ultraco Loan Documents” means, collectively: (a) that certain Credit Agreement dated as of January 25, 2019, as supplemented by a Guarantor Accession Agreement dated as of October 1, 2019, as amended by a First Amendment to Credit Agreement dated as of October 1, 2019, as further amended by a Second Amendment to Credit Agreement dated as of April 20, 2020, as further amended by a Guarantor Accession Agreement dated June 9, 2020, as further amended by a Third Amendment to Credit Agreement dated June 9, 2020, as further amended by a Side Letter dated July 30, 2020, and to be further amended and restated by an Agency Resignation and Appointment Agreement and Amendment and Restatement Agreement (the “Ultraco Credit Agreement”), to be made among (i) Eagle Bulk Ultraco LLC, a Marshall Islands limited liability company, as borrower, (ii) Eagle Bulk Shipping Inc. and the parties named therein, along with any Additional Guarantors who may become party thereto, as joint and several guarantors, (iii) the banks and financial institutions named therein as lenders, (iv) the banks and financial institutions named therein as swap banks, (v) ABN AMRO Capital USA LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, SKANDINAVISKA ENSKILDA BANKEN AB (PUBL) and DNB MARKETS INC. as mandated lead arrangers and bookrunners, (vi) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as arranger, (vii) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as facility agent, and (viii) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as security trustee, providing for Term Loan Facility and Revovling Facility in the amount of $283,370,000, (b) any Notes (as defined in the Ultraco Credit Agreement), (c) any Security Document (as defined in the Ultraco Credit Agreement), (d) the Fee Letters (as defined in the Ultraco Credit Agreement), (e) any Guarantor Accession Agreement (as defined in the Ultraco Credit Agreement), (f) the Amendment and Restatement Agreement (as defined in the Ultraco Credit Agreement) and (g) any other documents, certificates, instruments or agreements executed by or on behalf of a Security Party (as defined in the

101955520.14 27 Ultraco Credit Agreement) for the benefit of any Finance Party (as defined in the Ultraco Credit Agreement) in connection therewith on or after the date of the Ultraco Credit Agreement that are jointly designated by such Security Party and the Facility Agent as a “Loan Document” (as defined in the Ultraco Credit Agreement). “United States” and “U.S.” mean the United States of America. “Upfront Fee Letter” means the letter agreement, dated March 26, 2021, among the Borrower and the Facility Agent, as may be amended, restated, modified or supplemented from time to time, relating to upfront fees. “Upstream Guarantors” means, collectively, the Initial Guarantors and any Additional Guarantors that become a party hereto. “U.S. Borrower” means the Borrower if it is a U.S. Person. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 2.16(g). “Vessel Mortgage” means, in relation to a Vessel, the first priority or first preferred mortgage on that Vessel, in substantially the form of Exhibit J, or any other form approved by the Facility Agent. “Vessels” means, collectively, each of the Initial Vessels, and, as the context may require, any Replacement Vessel owned by an Upstream Guarantor (including without limitation any Additional Guarantor), and “Vessel” means any of them. “Wholly-Owned” means, as to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (a) director’s qualifying shares and (b) shares issued to foreign nationals to the extent required by Applicable Law) are owned by such Person and/or by one or more Wholly-Owned Subsidiaries of such Person. “Withholding Agent” means the Borrower and the Facility Agent. “Working Capital” means current assets less current liabilities which would be included as current assets (not including intangible assets) and current liabilities (not including (i) Indebtedness under the Loan Documents and the Ultraco Loan Documents, (ii) intangible liabilities and (iii) the current portion of operating lease liabilities), in a consolidated balance sheet of the Parent in accordance with GAAP drawn up at such time (in any case, however, excluding the Restricted Subsidiary). “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be

101955520.14 28 construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. 1.03 Accounting Terms; Changes in GAAP. (a) Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall be construed in conformity with GAAP. Financial statements and other information required to be delivered by the Borrower to the Lenders pursuant to Sections 5.01(a) and 5.01(b) shall be prepared in accordance with GAAP as in effect at the time of such preparation. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower, the Parent and their Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If the Borrower notifies the Facility Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Facility Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. 1.04 Rates. The Facility Agent does not warrant, nor accept responsibility, nor shall the Facility Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBOR” or with respect to any comparable or successor rate thereto. ARTICLE II COMMITMENTS 2.01 Commitments. (a) Subject to the terms and conditions set forth herein, each Lender severally agrees to make Loans to the Borrower from time to time on any Business Day during the Availability Period in an aggregate principal amount not to exceed such Lender’s Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may from time to time borrow, prepay and reborrow Loans, unless cancelled pursuant to Section 2.08. (b) After giving effect to any Loan, the total amount of Loans made shall not exceed the Total Commitments.

101955520.14 29 2.02 Loans and Borrowings. (a) Each Borrowing shall be applied for the purposes of financing or refinancing the three (3) Initial Vessels identified in Schedule IV, each wholly-owned by an Initial Guarantor, or any Replacement Vessel, as well as for general corporate purposes. (b) Each Loan shall be made as a part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. (c) Each Borrowing shall be in an aggregate amount of not less than $500,000 and must not exceed (when aggregated with the outstanding Loans) the Active Facility. The Borrower shall make no more than six (6) Borrowings in any fiscal quarter of the Borrower. (d) The amount of the Active Facility available for borrowing shall increase upon the delivery of each Initial Vessel to each Initial Guarantor, subject to satisfaction of the conditions precedent set out in Article IV, by the lesser of (i) 65% of the Fair Market Value of the relevant Initial Vessel upon its delivery to the relevant Initial Guarantor and (ii) $12,000,000, and in any case the Active Facility shall not exceed the Total Commitments. (e) If any of the Vessels are Replacement Vessels, the amount of the Active Facility shall be adjusted such that the proportion of the Active Facility relating to such Replacement Vessels shall be (i) up to 60% of the Fair Market Value of each Replacement Vessels aged younger than five (5) years, (ii) up to 55% of the Fair Market Value of each Replacement Vessel aged between five (5) and seven (7) years and (iii) up to 50% of the Fair Market Value of each Replacement Vessel aged between seven (7) and ten (10) years, and in any case the Active Facility shall not exceed the Total Commitments. 2.03 Borrowing Requests. (a) Notice by Borrower. Each Borrowing shall be made upon the Borrower’s irrevocable notice to the Facility Agent. Each such notice shall be in the form of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower and must be received by the Facility Agent not later than 10:00 a.m. (New York City time) three (3) Business Days prior to the date of the requested Borrowing or such other period as the Facility Agent after consultation with the Lenders may agree with the Borrower. (b) Content of Borrowing Requests. Each Borrowing Request for a Borrowing pursuant to this Section shall specify the following information: (i) the aggregate amount of the requested Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the Interest Period therefor; and (iv) the location and number of the Borrower’s account, or such other account as the Borrower may specify in the relevant Borrowing Request, to which funds are to be disbursed. (c) Notice by Facility Agent to Lenders. Promptly following receipt of a Borrowing Request, the Facility Agent shall advise each Lender of the details thereof and the amount of such Lender’s Loan to be made as part of the requested Borrowing (which shall be the Applicable Percentage of the amount specified in the Borrowing Request). (d) Failure to Elect. If no Interest Period is specified with respect to any requested Borrowing, the Borrower shall be deemed to have selected an Interest Period of three months’ duration. 2.04 Funding of Borrowings. (a) Funding by Lenders. Each Lender shall make the amount of its Loan available to the Facility Agent in immediately available funds at the Facility Agent’s Office not later than 10:00 a.m.

101955520.14 30 (New York time) on the Business Day specified in the applicable Borrowing Request. Upon satisfaction of the applicable conditions set forth in Article IV, the Facility Agent shall make all funds so received available to the Borrower in like funds as received by the Facility Agent either by (i) crediting any Earnings Account on the books of the Facility Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with the instructions provided to the Facility Agent by the Borrower. (b) Presumption by Facility Agent. Unless the Facility Agent shall have received notice from a Lender, prior to the proposed date of any Borrowing that such Lender will not make available to the Facility Agent such Lender’s share of such Borrowing, the Facility Agent may assume that such Lender has made such share available on such date in accordance with Section 2.04(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Facility Agent, then the applicable Lender and the Borrower severally agree to pay to the Facility Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Facility Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Facility Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to the respective Borrowing, as determined pursuant to Section 2.09. If the Borrower and such Lender shall pay such interest to the Facility Agent for the same or an overlapping period, the Facility Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Facility Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Facility Agent. (c) Disbursement of Borrowing to Third Party. To the extent requested in writing by the Borrower, the payment by the Facility Agent to a Person other than the Borrower shall constitute the making of the relevant Borrowing and the Borrower shall at that time become indebted, as principal and direct obligor, to each Lender in an amount equal to that Lender’s participation in that Borrowing. 2.05 Interest Periods. The Loans comprising each Borrowing initially shall be specified in the applicable Borrowing Request and shall have the Interest Period specified in such Borrowing Request. The first Interest Period for a Borrowing shall commence on the date of such Borrowing and (a) in the case of the first Borrowing or Borrowings, shall end on the numerically corresponding day in the calendar month that is three months thereafter or any other period agreed between the Borrower and the Required Lenders, as specified in the applicable Borrowing Request, and (b) in the case of each subsequent Borrowing, shall end on the last day of the other then subsisting Interest Period. Thereafter, the duration of each Interest Period shall be three months as the Borrower may, upon notice received by the Facility Agent not later than 10:00 a.m. (New York City time) three Business Days prior to the first day of such Interest Period, select, or such other period as the Facility Agent may, with the authorization of the Required Lenders agree with the Borrower, provided, however, (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period; and (iii) any Interest Period selection made by the Borrower shall be irrevocable, and if the Borrower fails to select an Interest Period in accordance with this Section 2.05, then, subject to the above proviso, the Borrower shall be deemed to have selected an Interest Period of three months. 2.06 Repayment.

101955520.14 31 (a) Loans. The Borrower shall repay to the Facility Agent for the ratable account of the Lenders on the Maturity Date the aggregate principal amount of all Loans outstanding on such date. (b) Maturity Date. On the Maturity Date, the Borrower shall additionally pay to the Facility Agent for the account of the Finance Parties the amount of any other Obligations and all other sums then accrued and owing under any Loan Document. 2.07 Prepayments. (a) Optional Prepayments. The Borrower may, upon notice to the Facility Agent, at any time and from time to time, prepay any Borrowing in whole or in part, or cancel any unused Commitments, without premium or penalty, subject to the requirements of this Section. (i) Notices. Each such notice pursuant to this Section shall be in the form of a written Prepayment Notice, appropriately completed and signed by a Responsible Officer of the Borrower, and must be received by the Facility Agent not later than 10:00 a.m. (New York City time) three (3) Business Days before the date of prepayment. Each Prepayment Notice shall specify (x) the prepayment date and (y) the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Facility Agent shall advise the applicable Lenders of the contents thereof. Each Prepayment Notice shall be irrevocable. (ii) Amounts. Each partial prepayment shall be in the aggregate principal amount of at least $500,000. (b) Mandatory Prepayments. (i) If a Vessel is sold or becomes a Total Loss, the Borrower shall on the Relevant Date prepay the Relevant Amount plus any additional amount required to comply with Section 5.04 immediately after giving effect to such prepayment (and, for the avoidance of doubt, if a Vessel becomes a Total Loss without any Borrowing having been made in respect of such Vessel, then a portion of the Lenders’ Commitments shall be cancelled in an amount equal to the Relevant Amount in respect of such Vessel if a Borrowing had been made in respect of such Vessel). At such Relevant Date, if the Commitments are reduced such that the aggregate principal amount outstanding under the Facility exceeds the aggregate commitments thereunder, the Borrower shall prepay the Borrowings in an amount equal to such excess. (ii) (A) If a Change of Control occurs in respect of the Borrower or the Parent, the Borrower shall on the Relevant Date prepay the aggregate principal amount at such time of its outstanding Loans in full; and (B) if, at any time from and including the Initial Borrowing Date, a Change of Control occurs in respect of an Upstream Guarantor, the Borrower shall on the Relevant Date prepay the Relevant Amount relating to the Vessel owned by such Upstream Guarantor as if a sale of such Vessel had been completed on the date such Change of Control occurred plus any additional amount required to comply with Section 5.04 immediately after giving effect to such prepayment. (iii) In this Section 2.07(b), “Relevant Date” means: (1) in the case of a sale of a Vessel, on the date on which the sale is completed by delivery of the relevant Vessel to its buyer, (2) in the case of a Total Loss of a Vessel, on the earlier of: (x) the date falling 180 days after the Total Loss Date, and (y) the date of receipt by the Security Trustee of the proceeds of insurance relating to such Total Loss, but in any case no later than the Maturity Date, and (3) in the case of a Change of Control, the date such Change of Control occurs.

101955520.14 32 (iv) In this section 2.07(b), “Relevant Amount” means, with respect to a Vessel, an amount equal to the product of (x) the Active Facility and (y) the fraction, the numerator of which is the Fair Market Value (as determined by the most recently obtained appraisals) of such Vessel and the denominator of which is the aggregate Fair Market Value (as determined by the most recently obtained appraisals) of the Vessels then securing the Facility. Should the Relevant Amount not satisfy Section 5.04, then such related sale or insurance proceeds, to the extent needed to satisfy Section 5.04, shall be applied to prepay and reduce the Commitments under the Facility on a pro-rata basis. (c) Application. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.09, together with any additional amounts required pursuant to Section 2.14. (d) Any cancellation of part of the Active Facility pursuant to this Section 2.07 shall reduce the Total Commitments by the same amount. 2.08 Cancellation of Commitments. The Borrower may, upon prior notice to the Facility Agent, cancel any unused portion of the Commitments in an aggregate principal amount of at least $500,000; provided that each such notice shall be in writing and must be received by the Facility Agent at least three (3) Business Days prior to the effective date of such cancellation, and shall be irrevocable. Any amounts cancelled may not be reinstated. If such a cancellation (and consequent reduction in the Commitments) results in the Active Facility exceeding the Total Commitments as reduced by such cancellation, the Active Facility shall be reduced to correspond to the Total Commitments as so reduced. 2.09 Interest. (a) Interest Rate. The Loans or any part of the Loans shall bear interest at a rate per annum equal to the sum of the aggregate of the Margin plus LIBOR for the relevant Interest Period as in effect from time to time. (b) Default Interest. Notwithstanding the foregoing, (i) upon the occurrence and during the continuance of any Default under Section 9.01(a) or any Event of Default under Section 9.01(a), (b), (g) or (h), each Loan shall bear interest, after as well as before judgment, at a rate per annum equal to the applicable Default Rate, and (ii) without duplication of any amounts payable pursuant to preceding clause (i), overdue principal and, to the extent permitted by applicable law, overdue interest, in respect of the Loans shall bear interest, after as well as before judgment, at a rate per annum equal to the applicable Default Rate from time to time. (c) Payment Dates. Accrued interest on the Loans shall be payable on the last day of each Interest Period applicable thereto and at such other times as may be specified herein; provided that (i) interest accrued pursuant to paragraph (b) of this Section shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. If an Interest Period is longer than three months, the Borrower shall also pay interest then accrued on the Loans or the relevant part of the Loans on the dates falling at three monthly intervals after the first day of the Interest Period. (d) Interest Computation. All interest hereunder shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). 2.10 Fees.

101955520.14 33 (a) Commitment Fees. The Borrower agrees to pay to the Facility Agent for the account of each Lender a commitment fee on the undrawn and un-cancelled amount of the Commitment of such Lender, which shall accrue at a rate per annum equal to 100 basis points of the undrawn and un- cancelled amount of the Commitment of such Lender during the period from and including the Closing Date up to but excluding the Commitment Termination Date. Accrued commitment fees shall be payable quarterly in arrears on the last day of each calendar quarter, commencing on the first such date to occur after the date hereof, and on the date of each Borrowing. Commitment fees on any cancelled portion of the Commitment of a Lender shall be paid on the date such cancellation is effective. (b) Fee Letters. The Borrower agrees to pay to the Facility Agent fees as set forth in the Fee Letters, including but not limited to upfront fees to be distributed among the Lenders in accordance with the Upfront Fee Letter and the Structuring Fee Letter. 2.11 Evidence of Debt. (a) Maintenance of Records. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender. The Facility Agent shall maintain the Register in accordance with Section 11.04(c). The entries made in the records maintained pursuant to this paragraph (a) shall be prima facie evidence absent manifest error of the existence and amounts of the obligations recorded therein. Any failure of any Lender or the Facility Agent to maintain such records or make any entry therein or any error therein shall not in any manner affect the obligations of the Borrower under this Agreement and the other Loan Documents. In the event of any conflict between the records maintained by any Lender and the records maintained by the Facility Agent in such matters, the records of the Facility Agent shall control in the absence of manifest error. (b) Promissory Notes. Upon the request of any Lender made through the Facility Agent, the Borrower shall prepare, execute and deliver in favor of such Lender a promissory note of the Borrower payable to such Lender in substantially the form of Exhibit K, or any other form approved by the Facility Agent, which shall evidence such Lender’s Loans in addition to such records required under Section 2.11(a). 2.12 Payments Generally; Several Obligations of Lenders. (a) Payments by Borrower. All payments to be made by the Borrower hereunder and the other Loan Documents shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all such payments shall be made to the Facility Agent, for the account of the respective Lenders to which such payment is owed, at the Facility Agent’s Office in immediately available funds not later than 12:00 noon (New York City time) on the date specified herein. All amounts received by the Facility Agent after such time on any date shall be deemed to have been received on the next succeeding Business Day and any applicable interest or fees shall continue to accrue. The Facility Agent will promptly distribute to each Lender its ratable share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s applicable lending office (or otherwise distribute such payment in like funds as received to the Person or Persons entitled thereto as provided herein). If any payment to be made by the Borrower shall fall due on a day that is not a Business Day, payment shall be made on the next succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such next succeeding Business Day would fall after the Maturity Date, payment shall be made on the immediately preceding Business Day. Except as otherwise expressly provided herein, all payments hereunder or under any other Loan Document shall be made in Dollars.

101955520.14 34 (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Facility Agent to pay fully all amounts of principal, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest, fees and other amounts then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. (c) Presumptions by Facility Agent. Unless the Facility Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Facility Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Facility Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, as the case may be, severally agrees to repay to the Facility Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Facility Agent, at the greater of the Federal Funds Rate and a rate determined by the Facility Agent in accordance with banking industry rules on interbank compensation. (d) Deductions by Facility Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b), 2.13 or 11.03(c), then the Facility Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Facility Agent for the account of such Lender for the benefit of the Facility Agent, as applicable, to satisfy such Lender’s obligations to the Facility Agent until all such unsatisfied obligations are fully paid or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Facility Agent in its discretion. (e) Several Obligations of Lenders. The obligations of the Lenders hereunder to make Loans, to fund participations in Loans and to make payments pursuant to Section 11.03(c) are several and not joint. The failure of any Lender to make any Loan or to fund any such participation or to make any such payment on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participations or to make its payment under Section 11.03(c). 2.13 Sharing of Payments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans or participations in Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Facility Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of Section 2.13 shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender)

101955520.14 35 or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. 2.14 Compensation for Losses. In the event of (a) the payment of any principal of the Loans other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the failure to borrow, continue or prepay on the date specified in any notice delivered pursuant hereto or (c) the assignment of the Loans or any part thereof other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19(b), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the interest rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. 2.15 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

101955520.14 36 (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 2.16 Taxes. (a) Defined Terms. For purposes of this Section, the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Facility Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly

101955520.14 37 or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Facility Agent), or by the Facility Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Facility Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Facility Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.04(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Facility Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Facility Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Facility Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Facility Agent to the Lender from any other source against any amount due to the Facility Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section, the Borrower shall deliver to the Facility Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Facility Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Facility Agent, at the time or times reasonably requested by the Borrower or the Facility Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Facility Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Facility Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Facility Agent as will enable the Borrower or the Facility Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (g)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Borrower, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Facility Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Facility Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Facility Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a

101955520.14 38 Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Facility Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W- 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Facility Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Facility Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Facility Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Facility Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Facility Agent such

101955520.14 39 documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Facility Agent as may be necessary for the Borrower and the Facility Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Facility Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party's obligations under this Section 2.16 shall survive the resignation or replacement of the Facility Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 2.17 Inability to Determine Rates; LIBOR Replacement. (a) If at the time that the Facility Agent shall seek to determine the Screen Rate on the Quotation Day for any Interest Period for a Borrowing, the Screen Rate shall not be available for such Interest Period with respect to such Borrowing for any reason, and the Facility Agent shall reasonably determine that it is not possible to determine the Interpolated Screen Rate (which conclusion shall be conclusive and binding absent manifest error), then the Reference Bank Rate shall be LIBOR for such Interest Period for such Borrowing; provided that if the Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, however, that if less than two Reference Banks shall supply a rate to the Facility Agent for purposes of determining LIBOR for such Borrowing, then such Borrowing shall be made as Borrowing at the Alternate Base Rate. It is hereby understood and agreed that, notwithstanding anything to the foregoing set forth in this Section 2.17(a), if at any time the conditions set forth in Section 2.17(c)(i) or (ii) are in effect, the provisions of this Section 2.17(a) shall no longer be applicable for any purpose of determining any alternative rate of interest under

101955520.14 40 this Agreement and Section 2.17(c) shall instead by applicable for all purposes of determining any alternative rate of interest under this Agreement. (b) If prior to the commencement of any Interest Period for a Borrowing: (i) the Facility Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining LIBOR, as applicable (including because the Screen Rate is not available or published on a current basis), for such Interest Period; or (ii) the Facility Agent is advised by the Required Lenders that LIBOR, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing and such Interest Period; then the Facility Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Facility Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, and if any Borrowing Request is made, then LIBOR for such Borrowing shall be the Alternate Base Rate. (c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Facility Agent determines (which determination shall be conclusive absent manifest error), or the Borrower notifies or the Required Lenders notify the Facility Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower has or the Required Lenders have (as applicable) determined, that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Facility Agent has made a public statement identifying a specific date after which LIBOR or the Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or (iii) syndicated loans currently being executed, or other syndicated loans that include language similar to that contained in this Section 2.17, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Facility Agent or receipt by the Facility Agent of such notice, as applicable, the Facility Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Facility Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Facility Agent written notice that such Required Lenders do not accept such amendment. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Facility Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain LIBOR based Loans shall be suspended, (to the extent of the affected LIBOR based Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Alternate Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of LIBOR based Loans (to the extent

101955520.14 41 of the affected LIBOR based Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a borrowing of Alternate Base Rate based Loans (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any amendment implementing a LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. For the purposes of this Section 2.17: “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 1/2 of 1% and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate, respectively. If the Facility Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate or the Eurodollar Rate for any reason, including the inability of the Facility Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, above until the circumstances giving rise to such inability no longer exist; provided that at no time will the Alternate Base Rate be deemed to be less than 0% per annum. Any change in the Alternate Base Rate due to a change in the Eurodollar Rate, the Federal Funds Rate or the Prime Rate shall be effective on the effective date of such change in the Eurodollar Rate, the Federal Funds Rate or the Prime Rate, respectively. For the avoidance of doubt, the Alternate Base Rate shall only be applicable in accordance with the terms of this Section 2.17. “Eurodollar Rate” means, for any Interest Period, a fluctuating rate per annum equal to (x) the rate per annum determined by the Facility Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Business Days prior to the beginning of such Interest Period to be the London interbank offered rate for such Interest Period, as currently published on the applicable Bloomberg screen page (or such other commercially available source providing such quotation of such rate as may be designated by the Facility Agent from time to time) for a period equal to such Interest Period, or (y) if the rate in clause (x) above does not appear on such page or service or if such page or service is not available, the rate per annum determined by the Facility Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Business Days prior to the beginning of such Interest Period to be the offered rate for a period equal to such Interest Period on such other page or other service which displays an average London interbank offered rate; provided that at no time will the Eurodollar Rate be deemed to be less than 0% per annum. “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Alternate Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Facility Agent (in consultation with the Borrower and the Required Lenders), to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Facility Agent in a manner substantially consistent with market practice (or, if the Facility Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Facility Agent determines in consultation with the Borrower and the Required Lenders). “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest rate per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate

101955520.14 42 quoted therein (as determined by the Facility Agent) or any similar release by the Federal Reserve Board (as determined by the Facility Agent). 2.18 Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any Law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender to perform its obligations hereunder to make the Loans or to fund or maintain the Loans or any portion thereof hereunder, then, upon written notice by the Facility Agent to the Borrower, the Facility Agent and the Borrower shall negotiate in good faith to agree on terms for that Lender to continue the Loans or any portion thereof on a basis which is not unlawful. If no agreement shall be reached between the Borrower and the Facility Agent within thirty (30) days, the Facility Agent shall be entitled to give notice to the Borrower that the obligation of that Lender to make or maintain the Loans or any portion thereof, as the case may be, shall be forthwith terminated and the amount of that Lender’s Commitment shall be reduced accordingly, and thereupon the aggregate outstanding principal amount of the Loans or any relevant portion thereof, as the case may be, shall become due and payable in full, together with accrued interest thereon and other sums payable hereunder, and such amounts as the Borrower shall be obligated to reimburse that Lender pursuant to Section 11.03(b) if earlier prepayment is required by any Law, regulation and/or regulatory requirement; provided, however, that, before making any such demand, that Lender shall designate a different lending office for monitoring the Loans if the making of such a designation would avoid the need for giving such notice and demand and would not, in the judgment of that Lender, be otherwise disadvantageous to that Lender. 2.19 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.15, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.16, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with paragraph (a) of this Section, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Facility Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.04), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or Section 2.16) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Facility Agent the assignment fee (if any) specified in Section 11.04; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts

101955520.14 43 payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.14 and Section 11.03(a)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Notwithstanding anything in this Section to the contrary, (i) the Lender that acts as the Facility Agent may not be replaced hereunder except in accordance with the terms of Section 10.06. 2.20 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 11.02(b). (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Facility Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Facility Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Facility Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Facility Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Facility Agent; third, if so determined by the Facility Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to the Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of the Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the relevant conditions set forth in Article IV were satisfied or waived, such payment

101955520.14 44 shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Commitment Fees. No Defaulting Lender shall be entitled to receive any commitment fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) Defaulting Lender Cure. If the Borrower, the Facility Agent and each Lender agree in writing that a Lender is no longer a Defaulting Lender, the Facility Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Facility Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with the Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) Termination of Defaulting Lender. The Borrower may terminate the unused amount of the Commitment of any Lender that is a Defaulting Lender upon not less than five Business Days’ prior notice to the Facility Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.20(a)(ii) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Facility Agent or any Lender may have against such Defaulting Lender. 2.21 Replacement of Vessels. (a) Replacement Vessel (i) On or after the Initial Borrowing Date an Upstream Guarantor may, at its sole cost and expense, designate, by providing at least thirty (30) Business Days’ prior written notice to the Facility Agent, that another vessel to be owned by such Upstream Guarantor or an Additional Guarantor be mortgaged to the Security Trustee under and in connection with the Loan Documents in place of its Vessel. Each such vessel shall become a Vessel if: (A) the Facility Agent (at the instruction of the Lenders) approves that vessel or vessels as meeting the criteria set out in this Section 2.21, such approval not the be unreasonably withheld; (B) the Borrower confirms that no Default is continuing or would occur as a result of each such vessel becoming a Vessel; (C) the Facility Agent has received all relevant documents and other evidence which it requires under Section 4.04 in relation to each such vessel, each in form

101955520.14 45 and substance satisfactory to the Facility Agent. The Facility Agent shall notify the Borrower and the Lenders promptly upon being satisfied; (D) the substitution of a Replacement Vessel does not alter or amend in any way the tenor and loan amount of the Loans (provided that the substitution of a Replacement Vessel may alter the amount of the Loans and the Active Facility pursuant to the terms of this Agreement); and (E) no more than two Vessels may be so replaced during the Security Period and each Upstream Guarantor may only replace its Vessel once under this Section 2.21. (ii) Where a Vessel (the “Substituted Vessel”) is substituted with one or more Replacement Vessels under this Section 2.21, the Security Trustee shall, at the cost and request of the Borrower, after the date on which the substitution becomes effective: (A) release the Collateral over the Substituted Vessel and Collateral created under the Loan Documents relating to the Substituted Vessel; (B) if relevant with respect to a Replacement Vessel owned by an Additional Guarantor, release the Collateral over the Upstream Guarantor owning the Substituted Vessel; and (C) release the obligations of the Obligors under the Loan Documents to which they are respectively a party so far as it relates to the Substituted Vessel only. (iii) On and from the date on which the substitution of the Substituted Vessel with a Replacement Vessel becomes effective, all references in the Loan Documents to the Substituted Vessel shall instead be amended to refer to the Replacement Vessel(s), and the provisions of this Agreement shall be construed accordingly. (b) A vessel must be able to meet the following criteria in order to be considered to be a Replacement Vessel: (i) a Replacement Vessel must be a Supramax or Ultramax dry bulk vessel; (ii) the flag of the Replacement Vessel must be the Marshall Islands or such other flag as may be mutually agreed between the Lenders and the Borrower; (iii) a Replacement Vessel shall not be older than ten (10) years at the time of the proposed replacement; and (iv) the Replacement Vessel is and remains to be classed with the highest class for that Vessel with a Classification Society. ARTICLE III REPRESENTATIONS AND WARRANTIES In order to induce the Lenders to enter into this Agreement and to make the Loans, each of the Obligors, jointly and severally, represents and warrants to each Finance Party as of the Closing Date and on the date of each Borrowing Request (it being understood and agreed that any representation or

101955520.14 46 warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date): 3.01 Existence, Qualification and Power. Each Obligor (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization (which jurisdiction is the Republic of the Marshall Islands or another jurisdiction acceptable to the Lenders), (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party or any of the transactions contemplated hereby and thereby, and (c) is duly qualified and in good standing as a foreign company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 3.02 Authorization; No Contravention. The execution, delivery and performance by each Obligor of each Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of its Organizational Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien (except Permitted Liens) under, or require any payment to be made under (i) any material Contractual Obligation to which such Obligor is a party or affecting such Obligor or the properties of such Obligor or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Obligor or property belonging thereto is subject or (c) violate any Law. 3.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement or any other Loan Document, except for (a) the filing of Uniform Commercial Code financing statements or other similar filing or instruments under the laws of any applicable jurisdiction, (b) any Vessel Mortgage recording requirements under the relevant jurisdiction of such Vessel registration, and (c) such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and are in full force and effect. 3.04 Execution and Delivery; Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Obligor party thereto. Except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity, the Loan Documents to which each Obligor is a party, constitute or, as the case may be, will constitute upon execution and delivery (and, where applicable, registration as provided for in the Loan Documents), such Obligor’s legal, valid and binding obligations enforceable against it in accordance with their respective terms. 3.05 Financial Statements; No Material Adverse Effect. (a) Financial Statements. The Audited Financial Statement of the Parent and its Subsidiaries was prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and fairly present in all material respects the financial condition of the Parent and its Subsidiaries, as of the date thereof and their results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. The unaudited consolidated balance sheet of the Parent and its Subsidiaries, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on March 31, 2021 were prepared in

101955520.14 47 accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and fairly present in all material respects the financial condition of the Parent and its Subsidiaries, as of the date thereof and their results of operations and cash flows for the period covered thereby, subject to the absence of footnotes and to normal year-end audit adjustments (b) No Material Adverse Change. Since December 31, 2020, there has been no event or circumstance that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. 3.06 Litigation. There are no actions, suits, proceedings, claims, disputes or investigations pending or, to the knowledge of any Obligor, threatened, at Law, in equity, in arbitration or before any Governmental Authority, by or against any Obligor or any Subsidiary or against any of their properties or revenues that (a) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (b) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby. 3.07 No Material Adverse Effect; No Default. No Obligor nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, no Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 3.08 Property. (a) Ownership of Properties. (i) No Obligor has created or is contractually bound to create any security interest on or with respect to any of its assets, properties, rights or revenues, in each case, constituting Collateral, except for Permitted Liens, and except as provided in this Agreement no Obligor is restricted by contract, applicable law or regulation or otherwise from creating security interests on any of its assets, properties, rights or revenues, in each case, constituting Collateral. (ii) Each Guarantor has received all deeds, assignments, waivers, consents, non-disturbance and attornment or similar agreements, bills of sale and other documents, and has duly effected all recordings, filings and other actions, necessary to establish, protect and perfect such Guarantor’s right, title and interest in and to any Vessel owned by it and other properties and assets owned by it, in each case, constituting Collateral (or arrangements for such recordings, filings and other actions acceptable to the Facility Agent shall have been made). (iii) Without limiting the generality of Section 3.22 and paragraph (ii) of this Section, at the time of the execution and delivery of each Security Document: (a) the relevant Obligor will have the right to create all the security interests which that Security Document purports to create; and (b) no third party will have any Liens (except for Permitted Liens) or any other interest, right or claim over, in or in relation to any asset to which any such Lien, by its terms, relates. (b) Intellectual Property. Except for those with respect to which the failure to own or license could not reasonably be expected to have a Material Adverse Effect, each Obligor owns or has the right to use all patents, trademarks, permits, service marks, trade names, copyrights, franchises, formulas, licenses and other rights with respect thereto, and have obtained assignment of all licenses and other rights of whatsoever nature, that are material to its business as currently contemplated without any conflict with the rights of others.

101955520.14 48 3.09 Taxes. (a) As of the Initial Borrowing Date and the date of each relevant Borrowing, all payments which any Obligor is liable to make under any Loan Documents to which it is a party can properly be made without deduction or withholding for or on account of any tax payable under any Laws of any Pertinent Jurisdiction. (b) The Obligors have each filed all Federal, state and other tax returns and reports required to be filed, and have paid all Federal, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) Taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. (c) No material claim for any tax has been asserted against any Obligor by any taxing authority other than claims that are included in the liabilities for taxes in the most recent balance sheet of such person or disclosed in the notes thereto, if any. (d) The execution, delivery, filing and registration or recording (if applicable) of the Loan Documents and the consummation of the transactions contemplated thereby will not cause any of the Finance Parties to be required to make any registration with, give any notice to, obtain any license, permit or other authorization from, or file any declaration, return, report or other document with any governmental authority in any Pertinent Jurisdiction. (e) No taxes are required by any governmental authority in any relevant Pertinent Jurisdiction to be paid with respect to or in connection with the execution, delivery, filing, recording, performance or enforcement of any Loan Document other than (a) nominal documentary stamp taxes in connection with the submission of any Loan Document to a court in any Pertinent Jurisdiction, (b) court fees consequent upon litigation in any Pertinent Jurisdiction, and (c) any applicable mortgage recording fee in connection with the recording of the Vessel Mortgages in accordance with the relevant Pertinent Jurisdiction of such Vessel registration. (f) It is not necessary for the legality, validity, enforceability or admissibility into evidence of this Agreement or any other Loan Document that any stamp, registration or similar taxes be paid on or in relation to this Agreement or any of the other Loan Documents other than (a) nominal documentary stamp taxes in connection with the submission of any Loan Document to a court in any Pertinent Jurisdiction, (b) court fees consequent upon litigation in any Pertinent Jurisdiction, and (c) any applicable mortgage recording fee in connection with the recording of the Vessel Mortgages in accordance with the relevant Pertinent Jurisdiction of such Vessel registration. 3.10 Disclosure. As of the Closing Date, each Obligor has disclosed to the Facility Agent all agreements, instruments and corporate or other restrictions to which such Obligor is subject, and all other matters known to it, that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The reports, financial statements, certificates and other written information (other than projected or pro forma financial information) furnished by or on behalf of any Obligor to the Facility Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it

101955520.14 49 being understood that such projected information may vary from actual results and that such variances may be material). 3.11 Compliance with Laws. Each of the Obligors is in compliance with the requirements of all applicable Laws (including Environmental Laws, Sanctions and anti-corruption laws) and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to so comply, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 3.12 ERISA Compliance. (a) Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws and (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter or opinion letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from Federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS, and, to the knowledge of the Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the knowledge of the Borrower, threatened or contemplated claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, either individually or in the aggregate, or could reasonably be expected to have a Material Adverse Effect. (c) No ERISA Event has occurred, and none of the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan. (d) The present value of all accrued benefits under each Pension Plan (based on those assumptions used to fund such Pension Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits by a material amount. As of the most recent valuation date for each Multiemployer Plan, the potential liability of the Borrower or any ERISA Affiliate for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, is zero. (e) To the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable requirements of Law and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that the failure to so comply could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. None of the Borrower nor any Subsidiary has incurred a material obligation in connection with the termination of or withdrawal from any Foreign Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year of the Borrower or Subsidiary, as applicable, on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by a material amount, and for each Foreign Plan that is not funded, the obligations of such Foreign Plan are properly accrued.

101955520.14 50 3.13 Environmental Matters. Except with respect to any matters that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, no Obligor (a) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (b) knows of any basis for any permit, license or other approval required under any Environmental Law to be revoked, canceled, limited, terminated, modified, appealed or otherwise challenged, (c) has or could reasonably be expected to become subject to any Environmental Liability, (d) has received notice of any claim, complaint, proceeding, investigation or inquiry with respect to any Environmental Liability (and no such claim, complaint, proceeding, investigation or inquiry is pending or, to the knowledge of any Obligor, is threatened or contemplated) or (e) knows of any facts, events or circumstances that could give rise to any basis for any Environmental Liability of any Obligor. 3.14 Margin Regulations. The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) will be Margin Stock. 3.15 Investment Company, Public Utility. None of the Obligors is (a) an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended; or (b) a “public utility” within the meaning of the United States Federal Power Act of 1920, as amended. 3.16 PATRIOT Act; Sanctions; Anti-Corruption; Anti-Money-Laundering. (a) PATRIOT Act. To the extent applicable, each of the Obligors and their Subsidiaries is in compliance in all material respects with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and any other enabling legislation or executive order relating thereto, and (ii) the PATRIOT Act. (b) Sanctioned Persons. None of the Obligors or any of their Subsidiaries or any director, officer, or to the knowledge of any Obligor, any employee or Affiliate of any Obligor or any of their Subsidiaries is a Person that is, or is owned fifty percent (50%) or more, individually or in the aggregate, directly or indirectly or controlled by one or more Persons that are the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, France, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”). None of the Obligors or any of their Subsidiaries is a Person that is, or is owned fifty percent (50%) or more, individually or in the aggregate, directly or indirectly or controlled by one or more Persons that are located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive Sanctions (currently, Crimea, Cuba, Iran, North Korea and Syria). (c) Anti-Corruption Laws. The Obligors and their Subsidiaries and their respective directors, officers and, to the knowledge of the Obligors, employees of the Obligors and their Subsidiaries are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in each case, in all material respects. The Obligors and their Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure continued compliance therewith.

101955520.14 51 (d) Anti-Money-Laundering. In relation to any Borrowing, the performance and discharge of the Borrower’s obligations and liabilities under the Loan Documents, and the transactions and other arrangements affected or contemplated by the Loan Documents to which the Borrower is a party, the Obligors confirm that: (i) they are acting for their own account; (ii) they will use the proceeds of such Borrowing for their own benefit or the benefit of their Affiliates, under their full responsibility and exclusively for the purposes specified in this Agreement; and (iii) they will not use the proceeds of such Borrowing in contravention of any applicable law, official requirement or other regulatory measure or procedure implemented to combat “money laundering” (as defined in Article 1 of Directive 2005/60/EC of the European Parliament and of the Council) and comparable United States federal and state laws, including without limitation the PATRIOT Act and the Bank Secrecy Act. 3.17 ISM Code, ISPS Code and MARPOL Compliance. Each Upstream Guarantor has obtained or will obtain or will cause to be obtained all necessary ISM Code Documentation, ISPS Code Documentation and MARPOL Documentation in connection with the Vessel owned or to be owned by it and such Vessel’s operation and will be or will cause such Vessel and the Approved Manager to be in full compliance with the ISM Code, the ISPS Code and MARPOL. 3.18 Solvency. As of the Initial Borrowing Date and the date of each relevant Borrowing, after giving effect to the funding thereof, the Obligors taken as a whole are Solvent. 3.19 Place of Business. (a) For the purposes of the Uniform Commercial Code only, the Borrower and the Parent have their chief executive office at 300 First Stamford Place, Stamford, CT 06902. None of the Upstream Guarantors has a place of business in the United States of America, the District of Columbia, the United States Virgin Islands, or any territory or insular possession subject to the jurisdiction of United States of America. (b) From the date of its incorporation or formation, as the case may be, until the date hereof, none of the Obligors has conducted any business other than in connection with, or related to, the acquisition and disposition, ownership, and operation of Vessels. 3.20 Ownership. (a) All of the Equity Interests of the Borrower have been validly issued, are fully paid and non-assessable and free and clear of all security interests (other than Permitted Liens) and are owned, directly or indirectly, beneficially by the Parent. As of the Initial Borrowing Date, all of the Equity Interests of each Upstream Guarantor have been validly issued, are fully paid, non-assessable and free and clear of all security interests (other than Permitted Liens) and are owned beneficially and of record by the Borrower. (b) None of the Equity Interests of the Obligors (excluding the Parent) are subject to any existing option, warrant, call, right, commitment or other agreement of any character to which such Obligor is a party requiring, and there are no Equity Interests of any Obligor (excluding the Parent) outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional Equity Interests of such Obligor or other Equity Interests convertible into, exchangeable for or evidencing the right to subscribe for or purchase Equity Interests of such Obligor.

101955520.14 52 3.21 Vessels. As of the date of a Borrowing relating to a Vessel, such Vessel will be: (a) in the sole and absolute ownership of an Upstream Guarantor and duly registered in such Upstream Guarantor’s name under the law of the Approved Flag, unencumbered save and except for the Vessel Mortgage thereon in favor of the Security Trustee registered against it and Permitted Liens; (b) seaworthy for hull and machinery insurance warranty purposes and in every way fit for its intended service; (c) insured in accordance with the provisions of this Agreement and the requirements hereof in respect of such insurances will have been complied with; (d) in class in accordance with the provisions of this Agreement and the requirements hereof in respect of such classification will have been complied with; and (e) managed by an Approved Manager pursuant to a technical or commercial management agreement. 3.22 The Security Documents. (a) Subject to any applicable exceptions set forth herein, upon execution and delivery of each Security Document, there will be created in favor of the Facility Agent or, as the case may be, the Security Trustee, for the benefit of the Finance Parties, a legal, valid and enforceable Lien on, and security interest in, the Collateral described herein and therein and (i) when all financing statements or the other filings in appropriate form are filed and maintained in the appropriate offices as may be required under applicable Laws and (ii) upon the taking of possession or control by the Facility Agent or, as the case may be, the Security Trustee, of such Collateral with respect to which a security interest may be perfected only by possession or control (which such possession or control shall be given to the Facility Agent or, as the case may be, the Security Trustee, to the extent required by any Security Document), the Liens created under such Security Document will constitute a fully perfected Lien on all right, title and interest of the applicable Obligors as of the date of execution of said Security Document, in such Collateral, in each case prior and superior in right to any other Person, other than with respect to Permitted Liens. (b) Each Vessel Mortgage, upon execution and delivery thereof, will be effective to create, in favor of the Security Trustee, for its benefit and the benefit of the Finance Parties, a legal, valid and enforceable first priority or first preferred ship mortgage Lien on the Vessel subject to such Vessel Mortgage and the proceeds thereof, subject only to Permitted Liens, and when the Vessel Mortgage is recorded or registered in accordance with the laws of the jurisdiction of the relevant Approved Flag, such Vessel Mortgage shall constitute a fully perfected first priority or first preferred ship mortgage Lien on the Vessel subject to such Vessel Mortgage, in each case, subject to no Liens other than Permitted Liens. 3.23 Use of Proceeds. Each Obligor will, and will cause each of its Subsidiaries to, use the proceeds of the Loans solely for purposes set forth in the Preliminary Statements hereof. No part of the proceeds of the Loans will be used, directly or, to the knowledge of the Obligors, indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or Sanctions or any other applicable anti-corruption law or applicable anti-money-laundering law. 3.24 Beneficial Ownership Certification. As of the Closing Date, the information included in any Beneficial Ownership Certification is true and correct in all respects. 3.25 No Immunity. The Borrower does not, nor does any other Security Party or any of their respective properties, have any right of immunity on the grounds of sovereignty.

101955520.14 53 ARTICLE IV CONDITIONS OF LENDING 4.01 Conditions Precedent to the Closing Date. The obligation of each Lender to make any Loan is subject to the conditions precedent that, on or before the Closing Date, the Facility Agent shall have received, in form and substance satisfactory to the Facility Agent and each Lender (unless otherwise specified): (a) certified copies of the resolutions of the member of the Borrower, of the sole member of each Upstream Guarantor and of the board of directors of the Parent approving each Loan Document and each other document contemplated thereby to which any Obligor is or is to be a party, and of all documents evidencing other necessary corporate or company action and governmental approvals of each Obligor, if any, with respect to such Loan Documents and other documents to which it is or is to be a party; (b) a certificate of an officer of the Borrower, of an officer of each Upstream Guarantor and of an officer of the Parent certifying the names and true signatures of the respective officers and attorneys-in-fact of each Obligor authorized to sign each Loan Document and each other document contemplated thereby to which it is or is to be a party; (c) a copy of the Organizational Documents of each Obligor and each amendment thereto, certified (as of a date reasonably near the Closing Date) by an officer of the Borrower, of each Upstream Guarantor and of the Parent as being a true and correct copy thereof; (d) an original or a certified copy of any power of attorney under which any Loan Document is executed on behalf of a Obligor; (e) a copy of a certificate of goodstanding of each Obligor dated as of a date reasonably near the Closing Date, certifying that such Obligor is duly formed and in good standing under the laws of its jurisdiction of formation; (f) copies of all consents which an Obligor requires to enter into, or make any payment under any Loan Document, each certified as of a date reasonably near the Closing Date by an authorized person of such party as being a true and correct copy thereof, or certification by such authorized person that no such consents are required; (g) such documentation and other evidence as is reasonably requested by the Facility Agent or a Lender in order for each to carry out and be satisfied with the results of all necessary “know your customer” or other checks which it is required to carry out in relation to the transactions contemplated by this Agreement and the other Loan Documents, including without limitation obtaining, verifying and recording certain information and documentation that will allow the Facility Agent and each of the Lenders to identify each Security Party in accordance with the requirements of the PATRIOT Act; (h) evidence that each Upstream Guarantor has duly opened an Earnings Account and has delivered to the Facility Agent all resolutions, signature cards and other documents or evidence required in connection with the opening, maintenance and operation of such accounts with the Account Bank; (i) a duly executed original of this Agreement; (j) a duly executed original of each Loan Document not otherwise referred to in this Article IV in effect on the Closing Date, or any other document in effect on the Closing Date required to be delivered by any such Loan Document if not otherwise referred to in this Article IV;

101955520.14 54 (k) payment by the Borrower of the fees due and payable pursuant to Section 2.10 and any other fees, costs and expenses due and payable pursuant hereto; (l) a satisfactory review by the Facility Agent’s counsel of the equity structure of each Obligor; (m) a copy of the annual budget of the Borrower; (n) at least five (5) days prior to the Closing Date, a Beneficial Ownership Certification in relation to any Obligor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation; (o) a certificate (as of a date reasonably near the Closing Date) by an officer of the Borrower, of each Upstream Guarantor and of the Parent certifying that on and as of the Closing Date, no Default shall have occurred and be continuing; (p) a certificate (as of a date reasonably near the Closing Date) by an officer of the Borrower, of each Upstream Guarantor and of the Parent certifying that the representations and warranties contained in Article III shall be true and correct in all material respects on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date; and (q) such documents and evidence as any Lender or the Facility Agent shall reasonably require, based on Applicable Law and such Lender’s or the Facility Agent’s own internal guidelines, relating to such Lender’s or the Facility Agent’s knowledge of its customers. Without limiting the generality of this Section 4.01, for purposes of determining satisfaction of the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender or the Required Lenders unless the Facility Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions Precedent to Each Borrowing. The obligation of each Lender to make each Loan under the Active Facility, is subject to the following conditions precedent having been satisfied (or waived in writing by the Facility Agent with the written consent of the Required Lenders) on or prior to the date of the relevant Borrowing: (a) the Facility Agent shall have received a Borrowing Request as required by Section 2.03; (b) the Borrower shall have paid the fees due and payable pursuant to Section 2.10 and any other fees, costs and expenses due and payable pursuant hereto; (c) evidence that, if the tests set out in Article VII or Section 5.04 were applied immediately following the making of the relevant Borrowing, the Borrower would not be obliged to provide additional security or repay part of the Borrowings as therein provided (determined on the basis of the most recent valuation for each Vessel delivered pursuant to Section 5.03); (d) immediately after the making of the relevant Borrowing, no Default shall have occurred and be continuing;

101955520.14 55 (e) the Facility Agent shall have received a certificate of an officer of the Borrower (for itself and as sole member of each Upstream Guarantor, as the case may be) and of the Parent certifying that no Default shall have occurred and be continuing; (f) the representations and warranties contained in Article III shall be true and correct in all material respects on and as of the date of such Borrowing, except to the extent that such representations and warranties specifically refer to an earlier date; (g) the Facility Agent shall have received on or before such Borrowing, a certificate of an officer of the Borrower (for itself and as sole member of each Upstream Guarantor) and of the Parent, in form and substance reasonably satisfactory to the Facility Agent, dated as of the relevant Borrowing (the statements made in such certificate shall be true on and as of the date of such Borrowing), certifying copies of the resolutions of the Borrower as sole member of each Upstream Guarantor approving each Loan Document and each other document contemplated thereby to which any Obligor is or is to be a party, and certifying that each of the statements and confirmations made in the certificate(s) delivered pursuant to Section 4.01(a)-(d) remain true, complete and up-to-date, in full force and effect, and have not been amended, modified, suspended or revoked (other than with respect to the transfer of the sole membership of each Upstream Guarantor to the Borrower); (h) the Facility Agent shall have received on or before such Borrowing, a certificate of an officer of the Borrower (for itself and as sole member of each Upstream Guarantor) and of the Parent, in form and substance reasonably satisfactory to the Facility Agent, dated as of the relevant Borrowing (the statements made in such certificate shall be true on and as of the date of such Borrowing), certifying that each document it is required to provide in connection with such Borrowing is in full force and effect as at the date of such Borrowing; (i) the Facility Agent shall have received on or before such Borrowing, a copy of a certificate of goodstanding of each Obligor dated as of a date reasonably near the date of such Borrowing, certifying that such Obligor is duly formed and in good standing under the laws of its jurisdiction of formation; (j) a favorable opinion of Reed Smith LLP, counsel for the Obligors, in respect of the Loan Documents (including, without limitation, the relevant Vessel Mortgage) executed in connection with the making of the relevant Borrowing and as to such other matters as the Facility Agent may reasonably request, and of any other counsel for the Facility Agent as reasonably required by the Facility Agent, addressed to the Facility Agent and all other Finance Parties in form and substance satisfactory to the Facility Agent; and (k) to the extent required by any change in applicable law and regulation or any changes in any Lender’s own internal guidelines since the date on which the applicable documents and evidence were delivered to the Facility Agent pursuant to Section 4.01(g), such further documents and evidence as the Facility Agent shall reasonably require relating to each Lender’s knowledge of its customers. The making of each Borrowing hereunder shall be deemed to be a representation and warranty by the Obligors on the date of such Borrowing as to the facts specified in clauses (d) and (e) of this Section 4.02. Without limiting the generality of this Section 4.02, for purposes of determining satisfaction of the conditions specified in this Section 4.02, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender or the Required

101955520.14 56 Lenders unless the Facility Agent shall have received notice from such Lender prior to the proposed date of the relevant Borrowing specifying its objection thereto. 4.03 Conditions Precedent to Each Borrowing for Each Vessel. Without prejudice to Sections 4.01 and 4.02, the obligation of each Lender to make a Loan under the Active Facility in relation to any Vessel is subject to the following further conditions precedent having been satisfied (or waived in writing by the Facility Agent with the written consent of the Required Lenders) on or prior to the relevant Borrowing: the Facility Agent shall have received on or before the date of the relevant Borrowing the following, each dated as of the date of such Borrowing (unless otherwise specified), in form and substance reasonably satisfactory to the Lenders (unless otherwise specified): (a) a Vessel Mortgage relating to the relevant Vessel, duly executed by the relevant Upstream Guarantor; (b) an Assignment of Earnings relating to the relevant Vessel, duly executed by the relevant Upstream Guarantor; (c) an Assignment of Insurances relating to the relevant Vessel, duly executed by the relevant Upstream Guarantor, together with a signed notice of assignment, substantially in the form attached thereto; (d) a Membership Interest Pledge relating to the relevant Upstream Guarantor and the Borrower, duly executed by the Borrower or by the Parent as applicable; (e) a Letter of Undertaking relating to the relevant Vessel, provided by the relevant approved broker and with such approved insurance companies and/or underwriters; (f) a Manager’s Undertaking relating to the relevant Vessel, duly executed by each Approved Manager of such Vessel; (g) an Account Pledge, duly executed by the relevant Upstream Guarantor with respect to such Upstream Guarantor’s Earnings Account; (h) evidence of insurance in respect of the relevant Vessel naming the Facility Agent as loss payee and, with respect to hull and machinery insurances, as co-assured with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is required pursuant to this Agreement and the relevant Vessel Mortgage; (i) a favorable opinion from an independent insurance consultant reasonably acceptable to the Facility Agent on such matters relating to the insurances for the relevant Vessel as the Facility Agent may reasonably require; (j) a Certificate of Ownership and Encumbrance (or equivalent) issued by the maritime administrator for the Marshall Islands (or other relevant authority) stating that the relevant Vessel is owned by the relevant Upstream Guarantor and that there are on record no Liens on such Vessel except the relevant Vessel Mortgage; (k) evidence of the completion of all other recordings and filings of, or with respect to, the Security Documents executed in connection with the making of the relevant Borrowing that the Facility Agent may reasonably deem necessary or desirable in order to perfect and protect the Liens created thereby, including under the Uniform Commercial Code of New York or such other jurisdiction where the relevant Obligor and/or the relevant Collateral may be located;

101955520.14 57 (l) a copy of a certificate duly issued by the Classification Society, dated within seven (7) days of the relevant Borrowing, to the effect that the relevant Vessel has received the highest classification and rating for vessels of the same age and type, free of all overdue recommendations and overdue notations of the Classification Society affecting class; (m) evidence that the relevant Vessel will, as from the date of the relevant Borrowing, be managed by an Approved Manager on terms reasonably acceptable to the Facility Agent, together with copies of the Document of Compliance and Safety Management Certificate issued pursuant to the ISM Code, the ISSC issued pursuant to the ISPS Code and the IOPPC issued pursuant to MARPOL in respect of such relevant Vessel; (n) a copy of any charter for a term which exceeds, or by virtue of any optional extensions may exceed, twelve (12) months to which the relevant Vessel is subject as of the date of the relevant Borrowing; (o) if applicable, a Charter Assignment relating to the relevant Vessel, duly executed by the relevant Upstream Guarantor, together with a signed notice of assignment, substantially in the form attached thereto; (p) for all those Vessels for which a Green Passport is in place on the date of the first Borrowing Request, evidence that the Green Passport relating to the relevant Vessel is in place; (q) two valuations of the Fair Market Value the relevant Vessel, paid for by the Borrower but addressed to the Facility Agent and dated not more than sixty (60) days before service of the relevant Borrowing Request; and (r) such other documents and certificates relating to the relevant Vessel, or the operation thereof, as may be reasonably requested by the Facility Agent. Without limiting the generality of this Section 4.03, for purposes of determining satisfaction of the conditions specified in this Section 4.03, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender or the Required Lenders unless the Facility Agent shall have received notice from such Lender prior to the proposed date of the relevant Borrowing specifying its objection thereto. 4.04 Conditions Precedent to Each Replacement Vessel. Any substitution of a Substituted Vessel with a Replacement Vessel is subject to the following conditions precedent having been satisfied (or waived in writing by the Facility Agent with the written consent of the Required Lenders) on or prior to the date of such substitution (a “Replacement Date”). In this Section 4.04, “Replacement Vessel Owner” means any Upstream Guarantor being the legal and registered owner of the relevant Replacement Vessel. The Facility Agent shall have received on or before Substitution Date the following, each dated as of Substitution Date (unless otherwise specified), in form and substance reasonably satisfactory to the Lenders (unless otherwise specified): (a) certified copies of the resolutions of the sole member of the Replacement Vessel Owner approving each Loan Document and each other document contemplated thereby to which such Replacement Vessel Owner is or is to be a party, and of all documents evidencing other necessary corporate or company action and governmental approvals of such Replacement Vessel Owner, if any, with respect to such Loan Documents and other documents to which it is or is to be a party; (b) a certificate of an officer of the Replacement Vessel Owner certifying the names and true signatures of the respective officers and attorneys-in-fact of such Replacement Vessel Owner

101955520.14 58 authorized to sign each Loan Document and each other document contemplated thereby to which it is or is to be a party; (c) a copy of the Organizational Documents of the Replacement Vessel Owner and each amendment thereto, certified (as of a date reasonably near the Replacement Date) by an officer of such Replacement Vessel Owner as being a true and correct copy thereof; (d) an original or a certified copy of any power of attorney under which any Loan Document is executed on behalf of the Replacement Vessel Owner; (e) a copy of a certificate of goodstanding of the Replacement Vessel Owner dated as of a date reasonably near the Replacement Date, certifying that such Replacement Vessel Owner is duly formed and in good standing under the laws of its jurisdiction of formation; (f) copies of all consents which the Replacement Vessel Owner requires to enter into, or make any payment under any Loan Document, each certified as of a date reasonably near the Replacement Date by an authorized person of such party as being a true and correct copy thereof, or certification by such authorized person that no such consents are required; (g) such documentation and other evidence as is reasonably requested by the Facility Agent or a Lender in order for each to carry out and be satisfied with the results of all necessary “know your customer” or other checks which it is required to carry out in relation to the transactions contemplated by this Agreement and the other Loan Documents, including without limitation obtaining, verifying and recording certain information and documentation that will allow the Facility Agent and each of the Lenders to identify each Security Party in accordance with the requirements of the PATRIOT Act; (h) evidence that the Replacement Vessel Owner has duly opened an Earnings Account and has delivered to the Facility Agent all resolutions, signature cards and other documents or evidence required in connection with the opening, maintenance and operation of such accounts with the Account Bank; (i) if the Replacement Vessel Owner is an Additional Guarantor, a duly executed original of a Guarantor Accession Agreement made among the Replacement Vessel Owner and the Facility Agent; (j) a duly executed original of each Loan Document not otherwise referred to in this Article IV in effect on the Replacement Date, or any other document in effect on the Replacement Date required to be delivered by any such Loan Document if not otherwise referred to in this Article IV; (k) payment by the Borrower of the fees due and payable pursuant to Section 2.10 and any other fees, costs and expenses due and payable pursuant hereto; (l) a satisfactory review by the Facility Agent’s counsel of the equity structure of the Replacement Vessel Owner; (m) at least five (5) days prior to the Replacement Date, a Beneficial Ownership Certification in relation to any Obligor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation; (n) such documents and evidence as any Lender or the Facility Agent shall reasonably require, based on Applicable Law and such Lender’s or the Facility Agent’s own internal guidelines, relating to such Lender’s or the Facility Agent’s knowledge of its customers;

101955520.14 59 (o) evidence that, if the tests set out in Article VII or Section 5.04 were applied immediately following the Replacement Date, the Borrower would not be obliged to provide additional security or repay part of the Borrowings as therein provided (determined on the basis of the most recent valuation for each Vessel delivered pursuant to Section 5.03); (p) immediately after the Replacement Date, no Default shall have occurred and be continuing; (q) the Facility Agent shall have received a certificate of an officer of the Borrower (for itself and as sole member of each Upstream Guarantor, as the case may be) and of the Parent certifying that no Default shall have occurred and be continuing; (r) the representations and warranties contained in Article III shall be true and correct in all material respects on and as of the Replacement Date, except to the extent that such representations and warranties specifically refer to an earlier date; (s) a favorable opinion of Reed Smith LLP, counsel for the Obligors, in respect of the Loan Documents (including, without limitation, the relevant Vessel Mortgage) executed in connection with the Replacement Date and as to such other matters as the Facility Agent may reasonably request, and of any other counsel for the Facility Agent as reasonably required by the Facility Agent, addressed to the Facility Agent and all other Finance Parties in form and substance satisfactory to the Facility Agent; (t) to the extent required by any change in applicable law and regulation or any changes in any Lender’s own internal guidelines since the date on which the applicable documents and evidence were delivered to the Facility Agent pursuant to Section 4.01(g), such further documents and evidence as the Facility Agent shall reasonably require relating to each Lender’s knowledge of its customers; and (u) if relevant, a copy of the memorandum of agreement (together with all amendments and addenda thereto) for the Replacement Vessel duly executed by the Replacement Vessel Owner who will be the owner thereof, and the relevant seller, together with evidence of any address or similar commission arrangements, all of which shall be of terms acceptable to the Facility Agent (certified by an officer of the Borrower or such Additional Guarantor to be a true, correct and complete copy thereof); (v) if relevant, a duly executed original of an amendment to the Membership Interest Pledge and with respect to the Replacement Vessel Owner, and of any documents required to be delivered thereunder; (w) each of the other documents and evidence set out in Section 4.03 mutatis mutandis with respect to the relevant Replacement Vessel. Without limiting the generality of this Section 4.04, for purposes of determining satisfaction of the conditions specified in this Section 4.04, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender or the Required Lenders unless the Facility Agent shall have received notice from such Lender prior to the relevant proposed Replacement Date specifying its objection thereto.

101955520.14 60 ARTICLE V AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and all Obligations shall have been paid in full (other than contingent indemnification or reimbursement obligations), the Borrower and each of the Guarantors, as the case may be, covenants and agrees with each Finance Party that: 5.01 Financial Statements. The Borrower will furnish to the Facility Agent: (a) as soon as available, and in any event within 120 days after the end of each fiscal year) (commencing with the fiscal year ending on December 31, 2020), a consolidated balance sheet (i) of the Parent and its Subsidiaries and (ii) of the Parent and its Subsidiaries excluding the Restricted Subsidiary, in each case as at the end of such fiscal year and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited, or if audited form is not reasonably available in the case of the Parent and its Subsidiaries excluding the Restricted Subsidiary, then unaudited, and accompanied by a report and opinion of independent public accountants of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards (and shall not be subject to any “going concern” or like qualification, exception or explanatory paragraph or any qualification, exception or explanatory paragraph as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition, results of operations, shareholders’ equity and cash flows (i) of the Parent and its Subsidiaries and (ii) of the Parent and its Subsidiaries excluding the Restricted Subsidiary, on a consolidated basis in accordance with GAAP consistently applied; and (b) as soon as available, but in any event within 90 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ending on March 31, 2021), a consolidated balance sheet (i) of the Parent and its Subsidiaries and (ii) of the Parent and its Subsidiaries excluding the Restricted Subsidiary as at the end of such fiscal quarter, the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, certified by a Financial Officer of the Parent as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows (i) of the Parent and its Subsidiaries and (ii) of the Parent and its Subsidiaries excluding the Restricted Subsidiary on a consolidated basis in accordance with GAAP consistently applied, subject only to normal year-end audit adjustments and the absence of notes. 5.02 Certificates; Other Information. The Borrower will deliver to the Facility Agent: (a) the details of any litigation, alternative dispute resolution, arbitration or administrative proceeding taking place or, to any Obligor’s knowledge, likely to be commenced or taken against any Obligor (including, without limitation, investigative proceedings) or any of its assets, rights or revenues which, if adversely determined, is reasonably likely to result in a Material Adverse Effect; (b) concurrently with the delivery of the financial statements referred to in Sections 5.01(a) and (b), a duly completed certificate signed by a Responsible Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations demonstrating (i) at the end of each fiscal quarter, compliance with Article VII and

101955520.14 61 (ii) at the end of the second and fourth fiscal quarters of each fiscal year only, compliance with Section 5.04; (c) promptly after the furnishing thereof, copies of any material request or notice received by the Borrower or any Subsidiary, or any statement or report furnished by the Borrower or any Subsidiary to any holder of debt securities of the Borrower or any Subsidiary, pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished pursuant hereto; (d) promptly after following request therefor, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them, as the Facility Agent or any Lender (through the Facility Agent) may from time to time reasonably request; (e) promptly following any request by the Security Trustee therefor, any information which the Security Trustee (or any such designated person) reasonably requests for the purpose of: (i) obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or (ii) effecting, maintaining or renewing any such insurances or dealing with or considering any matters relating to any such insurances; (f) promptly following any request therefor, such other information regarding: (i) the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Parent, any other Obligors or any Subsidiary, (ii) any Vessel, its employment, position and engagements, Earnings, payments and amounts due to its master and crew, expenses incurred, towages and salvages, or its charter or management, or (iii) compliance with the terms of the Loan Documents, as the Facility Agent, Security Trustee, or any Lender (through the Facility Agent) may from time to time reasonably request; (g) promptly following any request by the Security Trustee therefor, any information which the Security Trustee (or any such designated person) reasonably requests regarding: (i) the Collateral, (ii) any assets subject to security in favor of the Security Trustee or (iii) the compliance of any Obligor with any Security Document. Documents required to be delivered pursuant to Section 5.01(a) or (b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Facility Agent have access (whether a commercial, third-party website or whether sponsored by the Facility Agent). The Facility Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents. 5.03 Vessel Valuations. The Borrower, at its own expense, shall procure at least two written appraisal reports, to be made by an Approved Broker (i) each calendar year, dated no earlier than sixty (60) days prior to its delivery to the Facility Agent, and (ii) during the occurrence and continuation of an Event of Default at such frequency as the Facility Agent requests, in each case indicating the Fair Market Value of: (a) all Vessels subject to a Vessel Mortgage, thirty (30) days after the end of the second and fourth fiscal quarters of each fiscal year; and (b) each Initial Vessel on or before the giving of the first Borrowing

101955520.14 62 Request; provided that, for the avoidance of doubt, the Facility Agent at all times may obtain additional such written appraisal reports at its own cost. 5.04 Vessel Value Maintenance. Each Obligor will ensure that the aggregate Fair Market Value of the Vessels subject to a Vessel Mortgage (plus the market value of any additional security for the time being actually provided to the Lenders pursuant to this Section 5.04) is at all times not less than one hundred thirty-five percent (135%) of the aggregate amount of the Active Facility. If the Obligors at any time shall not be in compliance with the preceding sentence, and in any event within thirty (30) days of being notified by the Facility Agent of such noncompliance (which notification shall be conclusive and binding on the Obligors), the Obligors shall (a) prepay (subject to, and in accordance with Section 2.07) such part of the Loans or cancel (subject to, and in accordance with Section 2.08) such part of the Active Facility as will ensure compliance with this Section 5.04; or (b) provide the Security Trustee with, or procure the provision to the Lenders of, such additional security as shall in the opinion of the Required Lenders be adequate to make up such deficiency, which additional security shall take such form, be constituted by such documentation and be entered into between such parties as the Required Lenders in their absolute discretion may approve or require, (and, if the Obligors do not make proposals satisfactory to the Required Lenders in relation to such additional security within five (5) days of the date of the Facility Agent’s notification to the Obligors aforesaid, the Obligors shall be deemed to have elected to prepay in accordance with (a) above). Any cancellation of part of the Active Facility pursuant to this Section 5.04 shall reduce the Total Commitments by the same amount. 5.05 Notices. The Borrower will promptly notify the Facility Agent of: (a) the occurrence of any Default; (b) the filing or commencement of any action, suit, investigation or proceeding by or before any arbitrator or Governmental Authority against or affecting the Parent, any Obligor, or any Affiliate thereof including pursuant to any applicable Sanctions or Environmental Laws, that could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, either individually or together with any other ERISA Events, could reasonably be expected to result in a Material Adverse Effect; (d) notice of any action arising under any Environmental Law or of any noncompliance by any Obligor with any Environmental Law or any permit, approval, license or other authorization required thereunder that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (e) any material change in accounting or financial reporting practices by the Borrower or any Subsidiary, other than (i) as permitted by Clause 1.03(b) and (ii) with respect to standards set by the Financial Accounting Standards Board as required by GAAP; (f) any occurrence as a result of which any Vessel owned has become or is, by the passing of time or otherwise, likely to become a Total Loss; (g) any requirement or condition made by any insurer or classification society or by any competent authority which is not immediately complied with; (h) any arrest or detention of any Vessel, any exercise or purported exercise of any security interest on that Vessel or the Earnings or any requisition of that Vessel for hire; (i) any intended dry docking of any Vessel;

101955520.14 63 (j) any claim for breach of the ISM Code, the ISPS Code or MARPOL being made against any Obligor, the Approved Manager or otherwise in connection with any Vessel; (k) any other matter, event or incident, actual or threatened, the effect of which will or could lead to the ISM Code, the ISPS Code or MARPOL not being complied with; (l) any installation of a scrubber on any Vessel; (m) any matter or development that has had or could reasonably be expected to have a Material Adverse Effect; and (n) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in sections (C) or (D) of such certification. Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the occurrence requiring such notice and stating what action the Borrower has taken and proposes to take with respect thereto. 5.06 Preservation of Existence, Etc. Each Obligor will (a) preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization (which jurisdiction shall be the Republic of the Marshall Islands or other jurisdiction acceptable to the Required Lenders); (b) take all reasonable action to maintain all rights, licenses, permits, privileges and franchises necessary or desirable for (i) such Obligor to perform its obligations under this Agreement and all other Loan Documents and (ii) the operation of the Vessels, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 5.07 [Intentionally Omitted]. 5.08 Maintenance of Properties. Each Obligor will (a) maintain, preserve and protect all of its properties and equipment, other than Vessels, necessary in the operation of its business in good working order and condition (ordinary wear and tear excepted) and (b) make all necessary repairs thereto and renewals and replacements thereof, except to the extent, in either case, that the failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.09 Insurances. Each Obligor will: (a) maintain (with financially sound, internationally recognized, creditworthy and reputable insurance companies, re-insurance companies or brokers) insurance with respect to any of its properties, other than the Vessels, and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such Persons; (b) keep the Vessel owned by it insured (with financially sound, internationally recognized, creditworthy and reputable insurance companies, re-insurance companies or brokers) at its expense against: (i) fire and usual marine risks (including hull and machinery, hull interest/increased value, freight interest and excess risks); (ii) war risks (including terrorism, piracy, and confiscation); (iii) protection and indemnity risks (including maximum for pollution liabilities); and (iv) any other risks against which the Security Trustee considers, having regard to practices and other circumstances prevailing at the

101955520.14 64 relevant time, it would in the opinion of the Security Trustee be reasonable for that Upstream Guarantor to insure and which are specified by the Security Trustee by notice to that Upstream Guarantor; (c) affect such insurances in respect of the Vessel owned by it: (i) (A) in Dollars; (B) in each case, in an amount on an agreed value basis at least 120% of the Active Facility; (C) in respect of any obligatory insurances for hull and machinery, in an amount on an agreed value basis at least the greater of: (1) the aggregate of the Active Facility and (2) 80% of the Fair Market Value of the Vessels, while the remaining cover may be taken out as hull interest and/or freight interest insurance; (D) in the case of oil pollution liability risks, for an aggregate amount equal to the highest level of cover from time to time available under basic protection and indemnity club entry and in the international marine insurance market; (E) in relation to protection and indemnity risks in respect of the full tonnage of the Vessel owned by it; (F) on approved terms; and (G) through approved brokers and with approved insurance companies and/or underwriters or, in the case of war risks and protection and indemnity risks, in approved war risks and protection and indemnity risks associations that are members of the International Group of P&I Clubs, such approval not to be unreasonably withheld or delayed; (ii) (A) subject always to paragraph (B), name that Upstream Guarantor as the sole named assured unless the interest of every other named assured is limited: (1) in respect of any obligatory insurances for hull and machinery and war risks; to any provable out-of-pocket expenses that it has incurred and which form part of any recoverable claim on underwriters; and to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against it); and (2) in respect of any obligatory insurances for protection and indemnity risks, to any recoveries it is entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against it; and every other named assured has undertaken in writing to the Security Trustee (in such form as it requires) that any deductible shall be apportioned between that Upstream Guarantor and every other named assured in proportion to the aggregate claims made or paid by each of them and that it shall do all things necessary and provide all documents, evidence and information to enable the Security Trustee to collect or recover any moneys which at any time become payable in respect of the obligatory insurances; (B) whenever the Security Trustee requires, name (or be amended to name) the Security Trustee as additional named assured for its rights and interests, warranted no operational interest and with full waiver of rights of subrogation against the Security Trustee, but without the Security Trustee thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance; (C) name the Security Trustee as loss payee with such directions for payment as the Security Trustee may specify; (D) provide that all payments by or on behalf of the insurers under the obligatory insurances to the Security Trustee shall be made without set-off, counterclaim or deductions or condition whatsoever; (E) provide that the obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Security Trustee or any other Finance Party; and (F) provide that the Security Trustee may make proof of loss if that Upstream Guarantor fails to do so; (d) (i) at least 21 days before the expiry of any obligatory insurance: (A) notify the Security Trustee of the brokers (or other insurers) and any protection and indemnity or war risks association through or with whom that Upstream Guarantor proposes to renew that obligatory insurance and of the proposed terms of renewal; and (B) obtain the Security Trustee’s approval to the matters referred to in paragraph (A); (ii) at least 14 days before the expiry of any obligatory insurance, renew that obligatory insurance in accordance with the Security Trustee’s approval pursuant to paragraph (i); and (iii) procure that the approved brokers and/or the war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal notify the Security Trustee in writing of the terms and conditions of the renewal;

101955520.14 65 (e) ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect; and (f) punctually pay all premiums or other sums payable in respect of the obligatory insurances and produce all relevant receipts when so required by the Security Trustee. 5.10 Insurance Documentation; Letters of Undertaking; Certificates. Each Obligor will: (a) ensure that all approved brokers and with approved insurance companies and/or underwriters provide the Security Trustee with pro forma copies of all policies relating to the obligatory insurances which they are to affect or renew and of a letter or letters or undertaking in a form reasonably required by the Security Trustee and including undertakings by the approved brokers and with approved insurance companies and/or underwriters (“Letters of Undertaking”) that: (i) they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment in accordance with the requirements of the Assignment of Insurances for that Upstream Guarantor’s Vessel; (ii) they will hold such policies, and the benefit of such insurances, to the order of the Security Trustee in accordance with the said loss payable clause; (iii) they will advise the Security Trustee immediately of any material change to the terms of the obligatory insurances or if they cease to act as brokers; (iv) they will notify the Security Trustee, not less than 14 days before the expiry of the obligatory insurances, in the event of their not having received notice of renewal instructions from that Upstream Guarantor or its agents; and (vi) they will not set off against any sum recoverable in respect of a claim relating to the Vessel owned by that Upstream Guarantor under such obligatory insurances any premiums or other amounts due to them or any other person whether in respect of that Vessel or otherwise, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums or other amounts, and they will not cancel such obligatory insurances by reason of nonpayment of such premiums or other amounts, and will arrange for a separate policy to be issued in respect of that Vessel forthwith upon being so requested by the Security Trustee; (b) on the Initial Borrowing Date, and thereafter upon either (i) request by the Facility Agent or (ii) material change to the insurance terms, ensure that the Facility Agent is provided with a favorable opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the insurances for the relevant Vessel as the Lenders may require; and (c) ensure that any protection and indemnity and/or war risks associations in which the Vessel owned by it is entered provides the Security Trustee with: (i) a certified copy of the certificate of entry for that Vessel; and (ii) a letter or letters of undertaking in the form customarily provided by the International Group of P&I Clubs. 5.11 Mortgagee’s Insurance. The Security Trustee shall, to the extent commercially available, effect, maintain and renew (i) mortgagee’s interest marine insurance, (ii) mortgagee’s interest additional perils insurance and/or (iii) mortgagee’s political risks/rights/war risks (including terrorism, piracy and confiscation) insurance in such amounts (not to exceed 120% of the Active Facility), on such terms, through such insurers and generally in such manner as the Security Trustee may from time to time consider necessary and the Obligors, jointly and severally, shall upon demand fully indemnify the Security Trustee in respect of all premiums and other reasonable expenses which are incurred in connection with or with a view to effecting, maintaining or renewing any such insurance or dealing with, or considering, any matter arising out of any such insurance. 5.12 Maintenance of Security Interests. Each Obligor will: (a) at its own cost, do all that it reasonably can to ensure that any Security Document to which it is a party validly creates the obligations and the security interests which it purports to create; and (b) without limiting the generality of paragraph (a), at its own cost, promptly register, file, record or enroll any Security Document to which it is

101955520.14 66 a party with any court or authority in all relevant jurisdictions, pay any stamp, registration or similar tax in all relevant jurisdictions in respect of any Security Document to which it is a party, give any notice or take any other step which, in the reasonable opinion of the Security Trustee, acting with the instruction of the Required Lenders, is or has become necessary for any Security Document to which it is a party to be valid, enforceable or admissible in evidence or to ensure or protect the priority of any security interest which it creates. 5.13 Earnings Payments. Each Upstream Guarantor shall deposit and cause to be deposited all of its Earnings, insurance proceeds and other sums payable to it in respect of the Vessels into its Earnings Account. 5.14 Payment of Obligations. Each Obligor will pay, discharge or otherwise satisfy as the same shall become due and payable, all of its material obligations and liabilities, including Tax liabilities, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Obligor, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.15 Vessel Registration. Each Upstream Guarantor shall: (a) keep the Vessel owned by it registered in its name under the law of an Approved Flag; (b) not do, omit to do or allow to be done anything as a result of which such registration might be cancelled or imperiled; and (c) not, without the prior written consent of the Facility Agent, change the name or, without the prior written consent of the Lenders, change the port of registry on which such Vessel was registered when it became subject to a Vessel Mortgage. 5.16 Vessel Repair. Each Upstream Guarantor shall keep the Vessel owned by it in a good and safe condition and state of repair: (a) consistent with first class ship ownership and management practice; (b) so as to maintain the highest class for that Vessel with the Classification Society, free of material overdue recommendations, adverse notations and conditions affecting that Vessel’s class; and (c) so as to comply with all laws and regulations applicable to vessels registered under the law of the Approved Flag on which that Vessel is registered or to vessels trading to any jurisdiction to which that Vessel may trade from time to time, including but not limited to the ISM Code, the ISPS Code and MARPOL. 5.17 Classification Society Instructions and Undertakings. Each Upstream Guarantor shall instruct the Classification Society (and procure that the Classification Society undertakes with the Security Trustee): (a) to send to the Security Trustee, following receipt of a written request from the Security Trustee, certified true copies of all original class records held by the Classification Society in relation to that Upstream Guarantor’s Vessel; (b) to allow the Security Trustee (or its agents), at any time and from time to time, to inspect the original class and related records of that Upstream Guarantor and the Vessel owned by it either (i) electronically (through the Classification Society directly or by way of indirect access via the Borrower’s account manager and designating the Security Trustee as a user or administrator of the system under its account) or (ii) in person at the offices of the Classification Society, and to take copies of them electronically or otherwise; (c) to notify the Security Trustee promptly in writing if the Classification Society: (i) receives notification from that Upstream Guarantor or any other person that that Vessel’s Classification Society is to be changed; or (ii) becomes aware of any facts or matters which may result in or have resulted in a condition of class or a recommendation, or a change, suspension, discontinuance, withdrawal or expiry of that Vessel’s class under the rules or terms and conditions of that Upstream Guarantor’s or that Vessel’s membership of the Classification Society; (d) following receipt of a written request from the Security Trustee: (i) to confirm that that Upstream Guarantor is not in default of any of its Contractual Obligations or liabilities to the Classification Society and, without limiting the foregoing, that it has paid in full all fees or other charges due and payable to the Classification Society; and (ii) if that Upstream Guarantor is in default of any of its Contractual Obligations or liabilities to the Classification

101955520.14 67 Society, to specify to the Security Trustee in reasonable detail the facts and circumstances of such default, the consequences of such default, and any remedy period agreed or allowed by the Classification Society. 5.18 Charters; Charter Assignments; Assignments of Earnings. Each Upstream Guarantor shall: (a) furnish promptly to the Facility Agent a true and complete copy of any demise charter and any time or consecutive voyage charter for a term which exceeds twelve (12) months for the Vessel owned by it (other than a charter pursuant to an Approved Pooling Arrangement), all other documents related thereto and a true and complete copy of each material amendment or other modification thereof; and (b) in respect of any such charter, execute and deliver to the Facility Agent a Charter Assignment and use reasonable commercial efforts to cause the charterer to execute and deliver to the Facility Agent a consent and acknowledgement to such Charter Assignment in the form required thereby. 5.19 Compliance with Laws. Each Obligor will comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business generally or to the ownership, employment, operation and management of any Vessel, including but not limited to the ISM Code, the ISPS Code and MARPOL, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.20 [Intentionally Omitted]. 5.21 Environmental Matters. Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, each Obligor will (a) comply with all Environmental Laws, (b) obtain, maintain in full force and effect and comply with any permits, licenses or approvals required for the Vessel facilities or operations of any Obligor, and (c) conduct and complete any investigation, study, sampling or testing, and undertake any corrective, cleanup, removal, response, remedial or other action necessary to identify, report, remove and clean up all Hazardous Materials present or released at, on, in, under or from any of the Vessel facilities or real properties of any Obligor. 5.22 Books and Records. Each Obligor will maintain, and cause to be maintained, proper books of record and account, in which full, true and correct entries, in conformity with GAAP as in effect from time to time, consistently applied shall be made of all financial transactions and matters involving the assets and business of such Obligor. 5.23 Inspection Rights. Each Obligor will: (a) permit representatives and independent contractors of the Facility Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of such Obligor and at such reasonable times during normal business hours following 15 Business Days’ prior notice by the Facility Agent (acting on instructions of the Required Lenders); and (b) permit the Security Trustee (by surveyors or other persons appointed by it for that purpose at the cost of the Obligors) to board any Vessel, at all reasonable times with 15 Business Days’ prior notice to the relevant Upstream Guarantor to inspect its condition or to satisfy themselves about proposed or executed repairs and shall afford all proper facilities for such inspections, 1 such inspection per year to be at the reasonable expense of the Borrower, after which such additional inspections to be at the expense of the Lenders; provided that, other than with respect to such visits and inspections during the occurrence and continuation of an Event of Default, the Facility Agent and the Lenders shall not exercise such rights more often than 1 time during any calendar year; provided, further, that when an Event of Default has occurred and is

101955520.14 68 continuing the Facility Agent, the Security Trustee or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing under this Section at the expense of such Obligor and at any time during normal business hours with advance notice. 5.24 Surveys. Each Upstream Guarantor, at its sole expense, shall submit the Vessel owned by it regularly to all periodical or other surveys which may be required for classification purposes and, if so required by the Security Trustee, provide the Security Trustee, at that Upstream Guarantor’s sole expense, with copies of all survey reports. 5.25 Notice of Mortgage. Each Upstream Guarantor shall keep the Vessel Mortgage recorded against the Vessel owned by it as a valid first priority or preferred mortgage, carry on board that Vessel a certified copy of the Vessel Mortgage and place and maintain in a conspicuous place in the navigation room and the master’s cabin of that Vessel a framed printed notice stating that such Vessel is mortgaged by that Upstream Guarantor to the Security Trustee. 5.26 Green Passport. Each Upstream Guarantor will, after the next statutory dry docking of its Vessel after the date of the first Borrowing Request, procure that the Vessel owned by it maintains and carries on board a Green Passport, or equivalent document acceptable to the Facility Agent. 5.27 [Intentionally Omitted]. 5.28 Prevention of and Release from Arrest. Each Upstream Guarantor shall promptly discharge: (a) all liabilities which give or may give rise to maritime or possessory liens on or claims enforceable against the Vessel owned by it, the Earnings or the Insurances; (b) all taxes, dues and other amounts charged in respect of the Vessel owned by it, the Earnings or the Insurances; and (c) all other accounts payable whatsoever in respect of the Vessel owned by it, the Earnings or the Insurances, and, forthwith upon receiving notice of the arrest of the Vessel owned by it, or of its detention in exercise or purported exercise of any lien or claim, that Upstream Guarantor shall procure its release by providing bail or otherwise as the circumstances may require within 45 days of such arrest or detention. 5.29 Use of Proceeds. Each Obligor will use the proceeds of the Loans only for the purposes set forth in Section 3.23. 5.30 Subordination of Loans. Each Obligor will cause all loans made to it by any Affiliate, and all sums and other obligations (financial or otherwise) owed by it to any Affiliate, to be fully subordinated to all Obligations pursuant to a subordination agreement in a form approved by the Facility Agent and the Required Lenders (such consent not to be unreasonably withheld or delayed) providing that such loans and other obligations shall be subject and subordinate to the prior payment in full of the Obligations (a “Subordination Agreement”). 5.31 Anti-Corruption Laws. Each Obligor will maintain in effect policies and procedures reasonably designed to promote compliance by such Obligor, its Subsidiaries, and their respective directors, officers, employees, and agents with the FCPA and any other applicable anti- corruption laws. 5.32 “Know Your Customer” Documentation. Each Obligor will produce such documents and evidence as the Facility Agent and each Lender shall from time to time require, based on applicable law and regulations from time to time and the Lender’s own internal guidelines from time to time relating to each Lender’s knowledge of its customers.

101955520.14 69 5.33 Asset Control. Each Obligor shall ensure that: (a) it is not (i) 50% or more owned, directly or indirectly, by one or more Prohibited Persons in the aggregate, or (ii) controlled by a Prohibited Person, or (iii) acting directly on behalf of a Prohibited Person to the extent such action would be prohibited if the Obligor were resident or organized in the United States, the European Union or the United Kingdom; (b) it does not own or control a Prohibited Person; (c) to its knowledge, it is not acting indirectly for the benefit of a Prohibited Person to the extent that such action would be prohibited if the Obligor were resident or organized in the United States, the European Union or the United Kingdom; (d) no proceeds of any Borrowing (i) shall be made available directly to a Prohibited Person to the extent that such action would be prohibited if the Obligor were resident or organized in the United States, the European Union or the United Kingdom, or (ii) otherwise shall be directly applied in a manner or for a purpose prohibited by Sanctions; (e) to its knowledge, no proceeds of any Borrowing (i) shall be made available indirectly to or for the benefit of a Prohibited Person to the extent that such action would be prohibited if the Obligor were resident or organized in the United States, the European Union or the United Kingdom, or (ii) otherwise shall be indirectly applied in a manner or for the purpose prohibited by Sanctions; (f) it is not a Prohibited Person; and (g) to the best of its knowledge, none of its directors, officers, members, employees, agents or representatives is a Prohibited Person. 5.34 Scrapping. The Obligors shall develop and implement a policy that any scrapping of a Vessel is conducted in compliance (1) with the Hong Kong International Convention for the Safe and Environmentally Sound Recycling of Ships, 2009, and with the guidelines issued by the International Maritime Organization in connection with such convention and (2) with Regulation (EU) No 1257/2013 of the European Parliament and of the Council of 20 November 2013 on ship recycling and amending Regulation (EC) No 1013/2006 and Directive 2009/16/EC. 5.35 Sanctions. The Obligors has in effect policies and procedures reasonably designed to promote compliance by each Obligor, their Subsidiaries and their respective directors, officers, employees and agents with Sanctions. 5.36 Poseidon Principles. Each Upstream Guarantor shall, upon the request of any Lender and at the cost of such Upstream Guarantor, on or before 31st July in each calendar year, supply or procure the supply to the Facility Agent of all information necessary in order for any such Lender to comply with its obligations under the Poseidon Principles in respect of the preceding year, including, without limitation, all ship fuel oil consumption data required to be collected and reported in accordance with Regulation 22A of Annex VI and any Statement of Compliance, in each case relating to the Vessel owned by such Upstream Guarantor for the preceding calendar year provided always that no Lender shall publicly disclose such information with the identity of such Vessel without the prior written consent of the Upstream Guarantor owning such Vessel. For the avoidance of doubt, such information shall be “Information” for the purposes of Section 11.12 (Treatment of Certain Information; Confidentiality) but such Upstream Guarantor acknowledges that, in accordance with the Poseidon Principles, such information will form part of the information published regarding the relevant Lender’s portfolio climate alignment. ARTICLE VI NEGATIVE COVENANTS Until the Commitments have expired or been terminated and all Obligations have been paid in full (other than contingent indemnification or reimbursement obligations), the Obligors covenant and agree with the Finance Parties that: 6.01 Indebtedness. Neither the Borrower nor any of the Upstream Guarantors will create, incur, assume or suffer to exist any Indebtedness, except:

101955520.14 70 (a) Indebtedness under the Loan Documents; (b) Indebtedness to any Obligor, subject to the provisions of Section 5.30; (c) Guarantees of any Obligor in respect of Indebtedness otherwise permitted hereunder of any Guarantor; (d) Indebtedness (i) resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business or (ii) arising under or in connection with cash management services in the ordinary course of business; and (e) Indebtedness owing to Affiliates provided that such Indebtedness is subordinated on terms and conditions acceptable to the Facility Agent and the Required Lenders (such consent not to be unreasonably withheld or delayed) and subject in right of payment to the prior payment in full of all amounts outstanding under this Agreement and the Notes. 6.02 Liens. No Upstream Guarantor will create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, including any Vessel, whether now owned or hereafter acquired, other than the following (each a “Permitted Lien”): (a) Liens securing Indebtedness permitted under Section 6.01(a); (b) Liens existing on the date hereof reasonably acceptable to the Facility Agent (acting on the instructions of the Lenders) and listed on Schedule V; (c) Liens arising in the ordinary course of business securing Indebtedness and other obligations (i) not exceeding 30 days overdue, and (ii) in an aggregate amount not exceeding $1,500,000 per Vessel (plus up to an additional aggregate amount not exceeding $2,000,000 per Vessel relating to any amounts paid in relation to the purchase and installation of scrubber equipment) at any time outstanding; (d) Liens in favor of the Account Bank in respect of its customary charges in maintaining the Earnings Accounts or any of them or for reimbursement for reversal of any provisional credits granted by the Account Bank to any Earnings Account, to the extent, in each case, that any of the Obligors have not separately paid or reimbursed the Account Bank therefor; and (e) Liens imposed by law for Taxes that are not required to be paid pursuant to Section 5.14. 6.03 Fundamental Changes. None of the Obligors will, without the prior written approval of all Lenders, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom any Upstream Guarantor may sell the Vessel owned by it, and the Borrower may sell any Upstream Guarantor owned by it, pursuant to the terms of this Agreement and so long as the Obligors comply with the mandatory prepayment provisions of Section 2.07, upon which such Upstream Guarantor or Vessel, as applicable, shall be released hereunder. 6.04 Restricted Payments. The Parent will not, and will not permit any Obligor to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

101955520.14 71 (a) each Obligor may make Restricted Payments to any Obligor including in accordance with Section 7.01; (b) if the aggregate Fair Market Value of the Vessels is at least 200% of the Total Commitments, the Parent may dividend up to 100% of Consolidated Net Income (the calculation of which shall exclude the Restricted Subsidiary), calculated on a trailing twelve (12) month basis (less any dividends paid out during the same period); and (c) if the aggregate Fair Market Value of the Vessels is not at least 200% of the Total Commitments, the Parent may dividend up to 50% of Consolidated Net Income (the calculation of which shall exclude the Restricted Subsidiary), calculated on a trailing twelve (12) month basis (less any dividends paid out during the same period), provided that 100% of any distributions received by the Parent from the Restricted Subsidiary shall not be subject to the restrictions set forth in this Section 6.04. Notwithstanding anything to the contrary in this Section 6.04, and for the avoidance of doubt, nothing in this Section 6.04, shall limit the ability of the Parent to issue any debt that is convertible into the Parent’s common stock, perform its obligation thereunder, including the payment of interest, of principal or of any amount due upon conversion (whether in cash, shares of the Parent’s common stock, or combination thereof), or repurchase such debt as required under the terms thereof, and nothing in the aforementioned shall be deemed to be a breach of the terms of this Section 6.04. 6.05 Investments. No Borrower or Upstream Guarantor will make any Acquisition or Investment, except: (a) Investments held by such Obligor in the form of Cash Equivalents; (b) to the extent constituting an Investment, transactions otherwise permitted by Sections 6.01 or 6.06; and (c) with respect to the Borrower only, the Acquisition of a Vessel and any Investments and transactions relating thereto. 6.06 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than: (a) in the ordinary course of business, on fair and reasonable terms substantially as favorable, taken as a whole, to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, provided that any Indebtedness owing by any Borrower to any Guarantor shall be subordinated on terms and conditions acceptable to the Facility Agent and the Required Lenders (such consent not to be unreasonably withheld or delayed) and subject in right of payment to the prior payment in full of all amounts outstanding under this Agreement and the Notes; (b) transactions permitted pursuant to Section 6.01 through Section 6.05 above; (c) the transactions contemplated by the Loan Documents; (d) the payment or reimbursement of the Borrower’s and its Subsidiaries’ pro rata share of expenses for shared personnel, office facilities, and administrative overhead of the Parent and its subsidiaries, as fairly and reasonably allocated by the Parent; and (e) management services on economic terms at least as favorable to the Upstream Guarantors as those set forth on Schedule VI. 6.07 Changes in Fiscal Periods. The Borrower will not permit the last day of its fiscal year to end on a day other than December 31 or change its method of determining its fiscal quarters.

101955520.14 72 6.08 Changes in Nature of Business. No Obligor will, without the prior written consent of the Lenders, engage to any material extent in any business other than those businesses conducted by each Obligor on the date hereof or any business reasonably related or incidental thereto or representing a reasonable expansion thereof. 6.09 Changes in Name; Organizational Documents Amendments. No Obligor will permit any change to its entity name or any amendment of its Organizational Documents. 6.10 Place of Business. Except for as specified in Section 3.19, no Obligor will establish or change any place of business in the United States of America, the District of Columbia, the United States Virgin Islands, or any territory or insular possession subject to the jurisdiction of the United States of America unless thirty (30) days’ prior written notice of such establishment is given to the Facility Agent. 6.11 Change of Control; Negative Pledge. No Obligor will permit any act, event or circumstance that would result in a Change of Control (provided that, with respect to a Change of Control in respect of any Upstream Guarantor, no Obligor will permit any act, event or circumstance that would result in a Change of Control in respect of any Upstream Guarantor at all times from and including the Initial Borrowing Date). At all times from and including the Initial Borrowing Date, the Borrower shall not permit any pledge or assignment of an Upstream Guarantor’s Equity Interests, except in favor of the Security Trustee to secure the Obligations. The Parent shall not permit any pledge or assignment of the Borrower’s Equity Interests, except in favor of the Security Trustee to secure the Obligations. 6.12 Restriction on Chartering. No Upstream Guarantor will, without the consent of the Required Lenders, which consent shall not unreasonably be withheld (i) let any Vessel on demise charter for any period; (ii) charter-in any Vessel (A) for a term which exceeds twelve (12) months, and (B) which would result in the chartering of a greater number of vessels than Vessels owned by the Upstream Guarantors at the time; (iii) de-activate or lay up any Vessel; or (iv) put any Vessel into the possession of any Person for the purpose of work being done upon her in an amount exceeding or likely to exceed $1,500,000 (plus up to $2,000,000 relating to any amounts paid in relation to the purchase and installation of scrubber equipment) (or the equivalent in any other currency). 6.13 Lawful Use. No Upstream Guarantor will permit any Vessel to be employed: (a) in any way or in any activity which is unlawful under international law or the domestic laws of any relevant country; (b) in carrying illicit or prohibited goods; (c) in a way which may make it liable to be condemned by a prize court or destroyed, seized or confiscated; (d) in carrying contraband goods;; and the persons responsible for the operation of the Vessel shall take all necessary and proper precautions to ensure that this does not happen including participation in industry or other voluntary schemes available to the Vessel and in which leading operators of vessels operating under the same flag or engaged in similar trades generally participate at the relevant time. 6.14 Approved Manager. No Upstream Guarantor will employ a manager of a Vessel other than an Approved Manager, or change the terms and conditions of the management of such Vessel in any material respect other than upon such terms and conditions as the Required Lenders shall approve. 6.15 Insurances. No Upstream Guarantor will: (a) agree to any amendment or supplement (other than related confirmations) to, or waive or fail to enforce, any obligatory insurance or material provisions thereof; (b) do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum

101955520.14 73 payable under an obligatory insurance repayable in whole or in part; and, in particular: (i) each Upstream Guarantor shall take all necessary action and comply with all requirements which may from time to time be applicable to the obligatory insurances, and ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Security Trustee has not given its prior approval; (ii) no Upstream Guarantor shall make any changes relating to the classification or classification society or manager or operator of the Vessel owned by it unless approved by the underwriters of the obligatory insurances; (iii) each Upstream Guarantor shall make (and promptly supply copies to the Facility Agent and/or Security Trustee of) all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Vessel owned by it is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation); and (iv) no Upstream Guarantor shall employ the Vessel owned by it, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify; or (c) settle, compromise or abandon any claim under any obligatory insurance for Total Loss without the consent of the Security Trustee (not to be unreasonably withheld or delayed), and if so requested by the Security Trustee shall do all things necessary and provide all documents, evidence and information to enable the Security Trustee to collect or recover any moneys which at any time become payable in respect of the obligatory insurances. 6.16 Modification; Removal of Parts. No Upstream Guarantor will (a) make any modification or repairs to, or replacement of, the Vessel owned by it or equipment installed on that Vessel which would or is reasonably likely to materially alter the structure, type or performance characteristics of that Vessel or materially reduce its value, provided however, there shall be no restriction on the installation of scrubber equipment on any Vessel; or (b) remove any material part of the Vessel owned by it, or any item of equipment installed on, that Vessel unless the part or item so removed is forthwith replaced by a suitable part or item which is in the same condition as or better condition than the part or item removed, is free from any security interest or any right in favor of any person other than the Security Trustee and becomes on installation on that Vessel, the property of that Upstream Guarantor and subject to the security constituted by the Vessel Mortgage, provided that an Upstream Guarantor may install and remove equipment owned by a third party if the equipment can be removed without any risk of damage to the Vessel owned by it. 6.17 Sanctions. (a) No Obligor will, directly or, to its knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person that is prohibited by Sanctions, or in any country or territory that is, or whose government is, at the time of such funding the subject of comprehensive Sanctions (as of the date hereof, Crimea, Cuba, Iran, North Korea and Syria), or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise). (b) Without limiting paragraph (a) above, no Obligor shall charter or, to its knowledge, permit the charter of a Vessel to a Prohibited Person to the extent that such charter would be prohibited if the Obligor were resident or organized in the United States, the European Union or the United Kingdom. (c) No Obligor shall allow: (i) that any Vessel be used in trading in violation of Sanctions; and

101955520.14 74 (ii) that any Vessel be traded in such manner which results in the sanctions limitation or exclusion clause in the Insurances in relation to the Vessel having been triggered by the insurer in a material amount. (d) None of the Obligor’s funds that are used to repay any obligation under this Agreement shall constitute property of, or shall be beneficially owned directly or indirectly by, any Prohibited Person to the extent that such would be prohibited if the Obligor were resident or organized in the United States, the European Union or the United Kingdom. 6.18 No Financial Support to the Restricted Subsidiary. Except (i) in accordance with paragraphs (b) and (c) of Section 6.04 (ii) as dividends paid by the Restricted Subsidiary to the Parent or (iii) from new equity injected into the Parent from external shareholders, none of the Obligors nor any of their Subsidiaries (other than the Restricted Subsidiary) shall provide any form of financial support whatsoever (including but not limited to payments or shareholder loans of any kind) to the Restricted Subsidiary. ARTICLE VII FINANCIAL COVENANTS 7.01 Financial Covenants. The covenants contained in this Article VII are financial covenants (together, the “Financial Covenants”), and all calculations in connection with this Article VII shall apply to the Parent on a consolidated basis excluding the Restricted Subsidiary and vessels owned by the Restricted Subsidiary. (a) Minimum Consolidated Liquidity. The Parent shall, on a consolidated basis and excluding the Restricted Subsidiary, maintain, at all times, free cash or Cash Equivalents (including but not limited to availability longer than six (6) months under the Facility) held by the Parent and its Subsidiaries in an amount not less than the greater of (i) $600,000 per vessel owned directly or indirectly by the Parent and its Subsidiaries or (ii) 7.5% of Consolidated Total Debt of the Parent. (b) Equity Ratio of Parent. The Parent shall, on a consolidated basis and excluding the Restricted Subsidiary, maintain, at all times, the ratio of its Minimum Value Adjusted Tangible Equity to Total Assets of not less than 0.30:1. (c) Working Capital. The Parent shall, on a consolidated basis and excluding the Restricted Subsidiary, maintain, at all times, positive Working Capital. 7.02 Drybulk FFAs. (a) (a) Neither the Parent nor any of its Subsidiaries may enter into FFAs which, individually or in the aggregate, exceed the Hedging Limit, and which are not Drybulk FFAs, without the Lenders’ prior consent, such consent not to be unreasonably withheld or delayed, provided, however, that in the event of any non-compliance with the terms of this Section 7.02(a), the Parent or any relevant Subsidiary shall have five (5) Business Days following receipt by the Parent or any relevant Subsidiary of notice of such non-compliance from the Facility Agent to adjust its FFA trading activities in order to comply with this Section 7.02. (b) During such time as any Loans are outstanding and any FFA hedge has been put in place by the Parent or any of its Subsidiaries, the Parent shall provide to the Facility Agent on a monthly basis:

101955520.14 75 (i) a statement of the trading positions under all Drybulk FFAs; (ii) a calculation demonstrating compliance with the Hedging Limit; and (iii) a statement of the Hedging Exposure including a mark-to-market calculation under any relevant FFA and all Drybulk FFAs or such other information relating to the FFA trading activity of the Parent or any of its Subsidiaries as may be reasonably required by the Facility Agent. ARTICLE VIII GUARANTY 8.01 Guaranty. The Guarantors hereby, jointly and severally, guarantee, as primary obligors and not as sureties, to each Finance Party and their respective successors and assigns, the prompt payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the principal of, premium (if any) and interest (including any interest, fees, costs or charges that would accrue but for the provisions of the Bankruptcy Code after any bankruptcy or insolvency petition under Title 11 of the Bankruptcy Code) on the Loans made by the Lenders to, and the Notes, if any, held by each Lender of, the Borrower, and all other Obligations from time to time owing to the Finance Parties in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). Notwithstanding the foregoing, “Guaranteed Obligations”, with respect to any Guarantor, shall not include any Excluded Swap Obligations of such Guarantor. Each Guarantor hereby agrees that if the Borrower or other Guarantors shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, such Guarantor will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. 8.02 Obligations Unconditional. The obligations of the Guarantors under Section 8.01 shall constitute a guaranty of payment and performance and not of collection and, to the fullest extent permitted by applicable Laws, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full in cash of the Guaranteed Obligations). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above: (a) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of this Agreement, the other Loan Documents or the Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted; (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or (d) any Lien or security interest granted to, or in favor of, any Finance Party

101955520.14 76 as security for any of the Guaranteed Obligations shall fail to be valid, perfected or to have the priority required under the Loan Documents. The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Finance Party exhaust any right, power or remedy or proceed against any Obligor under this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Finance Party upon the guarantee in this Article VIII or acceptance of such guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon such guarantee, and all dealings between the Borrower and the Finance Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon such guarantee. The guarantee in this Article VIII shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment and performance without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by the Finance Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Finance Parties or any other person at any time of any right or remedy against the Borrower or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. The guarantee in this Article VIII shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and their respective successors and assigns, and shall inure to the benefit of the Finance Parties, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding. 8.03 Reinstatement. The obligations of the Guarantors under this Article VIII shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Security Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. 8.04 Subrogation; Subordination. Each Guarantor hereby agrees that until the indefeasible payment and satisfaction in full in cash of all Guaranteed Obligations (other than contingent indemnification or reimbursement obligations) and the expiration and termination of the Commitments of the Lenders under this Agreement it shall waive any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 8.01, whether by subrogation or otherwise, against the Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. 8.05 Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement and other Loan Documents may be declared to be forthwith due and payable as provided in Article IX (and shall be deemed to have become automatically due and payable in the circumstances provided in Article IX) for purposes of Section 8.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 8.01.

101955520.14 77 8.06 Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article VIII constitutes an instrument for the payment of money, and consents and agrees that any Lender or Facility Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213. 8.07 Continuing Guarantee. The guarantee in this Article VIII is a continuing guarantee of payment and performance, and shall apply to all Guaranteed Obligations whenever arising. 8.08 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate, limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other Laws affecting the rights of creditors generally, if the obligations of any Guarantor under Section 8.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 8.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Security Party or any other person, be automatically limited and reduced to the highest amount (after giving effect to the rights of subrogation and contribution established in Sections 8.04 and 8.09, respectively) that is valid and enforceable, not void or voidable and not subordinated to the claims of other creditors as determined in such action or proceeding. 8.09 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 8.04. The provisions of this Section 8.09 shall in no respect limit the obligations and liabilities of any Guarantor to any Finance Party, and each Guarantor shall remain liable to the Finance Parties for the full amount guaranteed by such Guarantor hereunder. 8.10 Set-off. If any of the Guarantors shall fail to pay any of its obligations hereunder when the same shall become due and payable, each Finance Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by each Finance Party to or for the Guarantor’s credit or account against any and all of the Guaranteed Obligations, whether or not any Lender shall have made any demand under the guarantee in this Article VIII. Each Finance Party agrees promptly to notify the relevant Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Finance Parties under this paragraph are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which any Finance Party may have. 8.11 Keepwell. Each Obligor that is a Qualified ECP Guarantor at the time this Agreement or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article VIII voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Secured Obligations have been paid and performed in full. Each Loan Party

101955520.14 78 intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act. 8.12 Parallel Liability. (a) Each Obligor irrevocably and unconditionally undertakes to pay to the Security Trustee an amount equal to the aggregate amount of its Corresponding Liabilities (as these may exist from time to time). (b) The parties hereto agree that: (i) an Obligor’s Parallel Liability is due and payable at the same time as, for the same amount of and in the same currency as its Corresponding Liabilities; (ii) an Obligor’s Parallel Liability is decreased to the extent that its Corresponding Liabilities have been irrevocably paid or discharged and its Corresponding Liabilities are decreased to the extent that its Parallel Liability has been irrevocably paid or discharged; (iii) an Obligor’s Parallel Liability is independent and separate from, and without prejudice to, its Corresponding Liabilities, and constitutes a single obligation of that Obligor to the Security Trustee (even though that Obligor may owe more than one Corresponding Liability to the Finance Parties under the Loan Documents) and an independent and separate claim of the Security Trustee to receive payment of that Parallel Liability (in its capacity as the independent and separate creditor of that Parallel Liability and not as a co-creditor in respect of the Corresponding Liabilities); and (iv) for purposes of this Clause 8.12, the Security Trustee acts in its own name and not as agent, representative or trustee of the Finance Parties and accordingly holds neither its claim resulting from a Parallel Liability nor any security interest securing a Parallel Liability on trust. ARTICLE IX EVENTS OF DEFAULT 9.01 Events of Default. If any of the following events (each, an “Event of Default”) shall occur and be continuing: (a) the Borrower or any other Security Party fails to pay when due any sum payable under a Loan Document or under any document relating to a Loan Document or, only in the case of sums payable on demand, within five (5) Business Days after the date when first demanded, provided that if such failure to pay a sum when due is solely the result of an administrative or technical error, it shall not constitute an Event of Default unless such failure continues unremedied for more than three (3) Business Days from the occurrence thereof; (b) Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Security Party in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or any waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof

101955520.14 79 or thereof, or any waiver hereunder or thereunder, shall prove to have been incorrect or misleading in any material respect (or, in the case of any such representation or warranty under this Agreement or any other Loan Document already qualified by materiality, such representation or warranty shall prove to have been incorrect or misleading) when made or deemed made; (c) any Obligor shall fail to perform or observe any term, covenant or agreement contained in Articles VI and VII or in Sections 5.01, 5.04, 5.09, 5.10, 5.31 or 5.33 to be observed by it; (d) any Obligor shall fail to perform or observe any term, covenant or agreement contained in this Agreement or any other Loan Document on its part to be performed or observed (other than those specified in paragraphs (a) through (c) above) if such failure shall remain unremedied (A) beyond the expiration of any applicable notice and/or grace period or (B) if there is no applicable notice and/or grace period, for ten (10) days after written notice thereof shall have been given to the Borrower by the Facility Agent; (e) (i) any Obligor shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness under the Loan Documents) having an aggregate principal amount of more than $2,000,000, in each case beyond the applicable grace period with respect thereto, if any; or (ii) any Obligor shall fail to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Obligor or its debts, or of a substantial part of its assets, under any Debtor Relief Law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered; (g) any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Debtor Relief Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (h) any Obligor shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of any Obligor under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount that could reasonably be expected to have a Material Adverse Effect;

101955520.14 80 (j) there is entered against any Obligor (i) a final judgment or order for the payment of money in an aggregate amount (as to all such judgments and order) exceeding $2,000,000 (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage), or (ii) a non-monetary final judgment or order that, either individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; (k) any Obligor ceases or suspends or threatens to cease or suspend the carrying on of its business, or a part of its business which, in the opinion of the Required Lenders, is material in the context of this Agreement, except in the case of a sale or a proposed sale of any Vessel; (l) it becomes impossible or unlawful for any Obligor to fulfill any of the covenants and obligations required to be fulfilled as contained in any Loan Document or any of the instruments granting or creating rights in any of the Collateral, in each case in any material respect, or for any Finance Party to exercise any of the rights or remedies vested in it under any Loan Document, any of the Collateral or any of such instruments in any material respect; (m) any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations, ceases to be in full force and effect; or any Obligor contests in writing the validity or enforceability of any provision of any Loan Document; or any Obligor denies in writing that it has any or further liability or obligation under any Loan Document, or purports in writing to revoke, terminate or rescind any Loan Document; (n) there occurs or develops a Material Adverse Effect; (o) [intentionally omitted] (p) any litigation, alternative dispute resolution, arbitration or administrative proceeding is taking place or, to any Obligor’s knowledge, likely to be commenced or taken against any Obligor (including, without limitation, investigative proceedings) or any of its assets, rights or revenues which, if adversely determined, is reasonably likely to result in a Material Adverse Effect; (q) except with approval, the registration of any Vessel subject to a Vessel Mortgage under the laws and flag of its Flag State is cancelled or terminated or, where applicable, not renewed or, if such Vessel is only provisionally registered on the date of its Vessel Mortgage, such Vessel is not permanently registered under such laws within the sooner of (i) the expiry of its provisional registration or (ii) thirty (30) days from the date of the Borrowing relating to such Vessel; (r) any Vessel Mortgage is not permanently registered within thirty (30) days from the date of the Borrowing relating to such Vessel Mortgage; or (s) there occurs a breach by any Obligor of any applicable sanctions laws, rules, regimes or regulations that could reasonably be expected to have a Material Adverse Effect; then, and in any such event, with the consent of the Required Lenders (such consent not to be unreasonably withheld or delayed), the Facility Agent may, or upon the reasonable request of the Required Lenders, the Facility Agent shall, by notice to the Borrower, (i) declare the Commitments terminated, whereupon the same shall forthwith terminate, (ii) declare the principal of and accrued interest on the Loans, the Notes, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest or further notice of

101955520.14 81 any kind, all of which are hereby expressly waived by the Borrower; (iii) exercise any and all of its other rights and remedies under applicable Laws, hereunder and under the other Loan Documents, provided that, in any event described in clauses (f) and (g) above, (A) the Commitments shall automatically be terminated and (B) principal of and accrued interest on the Loans, the Notes, and all other amounts payable under this Agreement shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Obligors. 9.02 Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Facility Agent by the Borrower or the Required Lenders, all payments received on account of the Obligations shall, subject to Section 2.20, shall be applied by the Facility Agent as follows: (i) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees and disbursements and other charges of counsel payable under Section 11.03) payable to the Facility Agent in its capacity as such; (ii) second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest payable to the Lenders) (including fees and disbursements and other charges of counsel payable under Section 11.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them; (iii) third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans ratably among the Lenders in proportion to the respective amounts described in this clause (iii) payable to them; (iv) fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans ratably among the Lenders in proportion to the respective amounts described in this clause (iv) payable to them; (v) fifth, to the payment in full of all other Obligations, in each case ratably among the Facility Agent and the Lenders based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and (vi) finally, the balance, if any, after all Obligations have been paid in full, to the Borrower or as otherwise required by Law. (vii) Notwithstanding the foregoing, no amount received from any Guarantor in respect of its Guaranteed Obligations shall be applied to any Excluded Swap Obligations. ARTICLE X AGENCY 10.01 Appointment and Authority. (a) The Facility Agent. Each Lender hereby irrevocably appoints the Facility Agent to act as its agent on its behalf hereunder and under the other Loan Documents and authorizes the Facility Agent, in such capacity, to take such actions on its behalf and to exercise such powers as are delegated to the Facility Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as otherwise provided in Section 10.06, the provisions of this Article are solely

101955520.14 82 for the benefit of the Facility Agent, the Security Trustee, the Lenders, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Facility Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Security Trustee. (i) Each Lender and the Facility Agent appoints and authorizes (with a right of revocation) the Security Trustee to act as security trustee hereunder and under the other Loan Documents (other than the Notes) with such powers as are specifically delegated to the Security Trustee by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. (ii) To secure the payment of all sums of money from time to time owing to each Lender under the Loan Documents, and the performance of the covenants of the Borrower and any other Security Party herein and therein contained, and in consideration of the premises and of the covenants herein contained and of the extensions of credit by the Lenders, the Security Trustee does hereby declare that it will hold as such trustee in trust for the benefit of each Lender and the Facility Agent, from and after the execution and delivery thereof, all of its right, title and interest as mortgagee in, to and under the Vessel Mortgages and its right, title and interest as assignee and secured party under the other Security Documents (the right, title and interest of the Security Trustee in and to the property, rights and privileges described above, from and after the execution and delivery thereof, and all property hereafter specifically subjected to the security interest of the indenture created hereby and by the Security Documents by any amendment hereto or thereto are herein collectively called the “Estate”); TO HAVE AND TO HOLD the Estate unto the Security Trustee and its successors and assigns forever, BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of each Lender and the Facility Agent and their respective successors and assigns without any priority of any one over any other, UPON THE CONDITION that, unless and until an Event of Default under this Agreement shall have occurred and be continuing, the relevant Security Party shall be permitted, to the exclusion of the Security Trustee, to possess and use the Vessels. IT IS HEREBY COVENANTED, DECLARED AND AGREED that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts hereinafter set forth, and each Security Party, for itself and its respective successors and assigns, hereby covenants and agrees to and with the Security Trustee and its successors in said trust, for the equal and proportionate benefit and security of the each Lender and the Facility Agent as hereinafter set forth. (iii) The Security Trustee hereby accepts the trusts imposed upon it as Security Trustee by this Agreement, and the Security Trustee covenants and agrees to perform the same as herein expressed and agrees to receive and disburse all monies constituting part of the Estate in accordance with the terms hereof. (c) Except as otherwise provided in Section 10.03 and 10.06, the provisions of this Article are solely for the benefit of the Facility Agent, Security Trustee, the Lenders and the other Finance Parties under the Loan Documents, and neither the Borrower nor any Guarantor shall have rights as a third- party beneficiary of any of such provisions. 10.02 Rights as a Lender. The Person serving as the Facility Agent or Security Trustee hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Facility Agent or Security Trustee, and the term “Lender” or

101955520.14 83 “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Facility Agent or Security Trustee hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Facility Agent or Security Trustee hereunder and without any duty to account therefor to the Lenders. 10.03 Exculpatory Provisions. (a) Neither the Facility Agent nor the Security Trustee shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and their duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, neither the Facility Agent nor the Security Trustee: (i) shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Facility Agent or Security Trustee is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that neither the Facility Agent nor the Security Trustee shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Facility Agent or Security Trustee to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and neither the Facility Agent nor the Security Trustee shall be liable for the failure to disclose, any information relating to the Borrower, any Guarantor, or any of their Affiliates that is communicated to or obtained by the Person serving as the Facility Agent, Security Trustee, or any of their Affiliates in any capacity. (b) Neither the Facility Agent nor the Security Trustee shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Facility Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.01 and 11.02), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Facility Agent or Security Trustee shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to either (as applicable) in writing by the Borrower, any Guarantor, or a Lender. (c) Neither the Facility Agent nor the Security Trustee shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the

101955520.14 84 satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Facility Agent or Security Trustee. 10.04 Reliance by Agent. Each of the Facility Agent and Security Trustee shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each of the Facility Agent and the Security Trustee may also rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, each of the Facility Agent and the Security Trustee may presume that such condition is satisfactory to each Lender unless the Facility Agent or the Security Trustee shall have received notice to the contrary from such Lender prior to the making of such Loan. Each of the Facility Agent and the Security Trustee may consult with legal counsel (who may be counsel for the Borrower or Guarantors), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in good faith in accordance with the advice of any such counsel, accountants or experts. 10.05 Delegation of Duties. Each of the Facility Agent and the Security Trustee may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Facility Agent or the Security Trustee (as the case may be). Each of the Facility Agent, the Security Trustee and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Facility Agent, Security Trustee and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Commitments as well as activities as Facility Agent or the Security Trustee (as the case may be). Neither the Facility Agent nor the Security Trustee shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Facility Agent or Security Trustee acted with gross negligence or willful misconduct in the selection of such sub-agents. 10.06 Resignation of Agent. (a) Each of the Facility Agent or the Security Trustee may at any time give notice of its resignation to the Lenders, the Borrower, and the Guarantors. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower and Guarantors, to appoint a successor, which shall be a bank with an office in New York, or an Affiliate of any such bank with an office in New York. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Facility Agent or Security Trustee gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Facility Agent or Security Trustee may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Facility Agent or Security Trustee (as applicable) meeting the qualifications set forth above; provided that in no event shall any such successor be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Facility Agent or Security Trustee is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrower, the Guarantors and such Person remove such Person as Facility Agent or Security Trustee and, in consultation with the Borrower and Guarantors, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have

101955520.14 85 accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Facility Agent or Security Trustee shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring or removed Facility Agent or Security Trustee, all payments, communications and determinations provided to be made by, to or through the Facility Agent or Security Trustee shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Facility Agent or Security Trustee as provided for above. Upon the acceptance of a successor’s appointment as Facility Agent or Security Trustee hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Facility Agent (other than any rights to indemnity payments owed to the retiring or removed Facility Agent) or Security Trustee (other than any rights to indemnity payments owed to the retiring or removed Security Trustee), and the retiring or removed Facility Agent or Security Trustee shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower or Guarantor to a successor Facility Agent or Security Trustee shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower, the Guarantors and such successor. After the retiring or removed Facility Agent or Security Trustee’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.03 shall continue in effect for the benefit of such retiring or removed Facility Agent, Security Trustee, their sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Facility Agent was acting as Facility Agent or while the retiring or removed Security Trustee was acting as Security Trustee (as the case may be). 10.07 Non-Reliance on Agents and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Facility Agent, the Security Trustee or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Facility Agent, the Security Trustee or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 10.08 No Other Duties. Anything herein to the contrary notwithstanding, none of the Mandated Lead Arrangers listed on the cover page hereof shall (a) have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Facility Agent, the Security Trustee, or a Lender, and (b) none are required to execute any Loan Document or any amendment thereto, including this Agreement. 10.09 Facility Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower or any Guarantor, the Facility Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Facility Agent shall have made any demand on the Borrower or applicable Guarantor) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other

101955520.14 86 documents as may be necessary or advisable in order to have the claims of the Lenders, the Facility Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Security Trustee and the Facility Agent and their respective agents and counsel and all other amounts due the Lenders, the Security Trustee and the Facility Agent under Section 11.03) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Facility Agent and, in the event that the Facility Agent shall consent to the making of such payments directly to the Lenders, to pay to the Facility Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Facility Agent and its agents and counsel, and any other amounts due the Facility Agent under Section 11.03. 10.10 Collateral and Guaranty Matters. The Lenders irrevocably authorize each of the Facility Agent and the Security Trustee, at its option and in its discretion: (a) to release any Lien on any property granted to or held by the Facility Agent or the Security Trustee under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) subject to Section 11.02, if approved, authorized or ratified in writing by the Required Lenders; and (b) to release any Guarantor from its obligations under the Loan Document if (i) such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents or (ii) any Vessel owned by such Person is sold, assigned or otherwise transferred as a result of a transaction permitted under the Loan Documents (after any required prepayment is made with respect thereto). Upon request by the Facility Agent at any time, the Required Lenders will confirm in writing to the Facility Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Loan Documents pursuant to this Section 10.10. The Facility Agent and the Security Trustee shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Facility Agent’s or the Security Trustee’s Lien thereon, or any certificate prepared by any Obligor in connection therewith, nor shall the Facility Agent or the Security Trustee be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. ARTICLE XI MISCELLANEOUS 11.01 Notices; Public Information. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email as follows: (i) if to any Obligor:

101955520.14 87 c/o Eagle Shipping International (USA) LLC 300 First Stamford Place Stamford, CT 06902 Email: fdecostanzo@eagleships.com (ii) if to a Lender: At the address below its name in Schedule I (iii) if to the Facility Agent or Security Trustee: Crédit Agricole Corporate and Investment Bank Asset Finance Groups – Ship Finance 12 Place des Etats-Unis CS 70052 92547 Montrouge Cedex, France Attn : Agency and Middle-Office for Shipping Telephone: +33 1 41899805 / +33 1 41898696 Email: cyprien.foulfoin@ca-cib.com / rosine.serra-joannides@ca- cib.com Crédit Agricole Corporate and Investment Bank 1301 Avenue of the Americas New York, New York 10019 United States Attn: George Gkanasoulis / Manon Didier Telephone: +1 212 261 3869 / +1 212 261 3962 Email: George.GKANASOULIS@ca-cib.com / manon.didier@ca- cib.com / NYShipFinance@ca-cib.com Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Facility Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Facility Agent that it is incapable of receiving notices under such Article by electronic communication. The Facility Agent or any Obligor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Facility Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website

101955520.14 88 shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (d) Platform. (i) The Obligors agree that the Facility Agent may, but shall not be obligated to, make the Communications (as defined below) available to the other Lenders by posting the Communications on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Facility Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Guarantor, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Obligor’s or the Facility Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Obligor pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Facility Agent or any Lender by means of electronic communications pursuant to this Section, including through the Platform. (e) Public Information. The Borrower hereby acknowledges that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any Obligor or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Obligor hereby agrees that it will use commercially reasonable efforts to identify that portion of the materials and information provided by or on behalf of any Obligor hereunder and under the other Loan Documents (collectively, “Obligor Materials”) that may be distributed to the Public Lenders and that (1) all such Obligor Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (2) by marking Obligor Materials “PUBLIC,” such Obligor shall be deemed to have authorized the Facility Agent and the Lenders to treat such Obligor Materials as not containing any material non-public information with respect to such Obligor or its securities for purposes of U.S. Federal and state securities Laws (provided, however, that to the extent that such Obligor Materials constitute Information, they shall be subject to Section 11.12); (3) all Obligor Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (4) the Facility Agent shall be entitled to treat any Obligor Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Each Public Lender will designate one or more representatives that shall be permitted to receive information that is not designated as being available for Public Lenders.

101955520.14 89 11.02 Waivers; Amendments. (a) No Waiver; Remedies Cumulative; Enforcement. No failure or delay by the Facility Agent, the Security Trustee or any Lender in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right, remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Facility Agent, the Security Trustee and the Lenders hereunder and under the Loan Documents are cumulative and are not exclusive of any rights, remedies, powers or privileges that any such Person would otherwise have. (b) Amendments, Etc. Except as otherwise expressly set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Obligor therefrom, shall be effective unless in writing executed by the Obligors and the Required Lenders, and acknowledged by the Facility Agent, or by the Obligors and the Facility Agent with the consent of the Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall: (i) extend or increase any Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Article IV or the waiver of any Default shall not constitute an extension or increase of any Commitment of any Lender); (ii) reduce the principal of, or rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly and adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive the obligation of the Borrower to pay interest at the Default Rate); (iii) postpone any date scheduled for any payment of principal of, or interest on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender directly and adversely affected thereby; (iv) change Section 2.12(b) or Section 2.13 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby; (v) release any of the Guarantors from their respective Guarantees, or limit their liability in respect of such Guarantees, without the written consent of each Lender, except to the extent the release of any Guarantor is in connection with a disposition permitted pursuant to Section 6.03 (in which case such release may be made by the Facility Agent acting alone); (vi) except as expressly permitted in this Agreement or any Security Document, release any of the Collateral from the Liens of the Security Documents or alter the relative priorities of the Obligations entitled to the Liens of the Security Documents (except in connection with securing additional Obligations equally and ratably with the other Obligations), in each case without the written consent of each Lender;

101955520.14 90 (vii) waive any conditions set forth in Article IV, without the written consent of each Lender; (viii) change any provision of this Section or the percentage in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; or (ix) waive any provisions of Section 5.04 or Article VII without the written consent of each Lender; provided, further, that no such amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties hereunder or under any other Loan Document of (A) the Facility Agent, unless in writing executed by the Facility Agent, and (B) the Security Trustee, unless in writing executed by the Security Trustee, in each case in addition to the Obligors and the Lenders required above. Notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders, except that (x) the Commitment of any Defaulting Lender may not be increased or extended, or the maturity of any of its Loan may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders shall require the consent of such Defaulting Lender). In addition, notwithstanding anything in this Section to the contrary, if the Facility Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Facility Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to the Facility Agent within ten (10) Business Days following receipt of notice thereof. 11.03 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. Each Obligor shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Facility Agent, the Security Trustee and any Affiliates thereof (including the reasonable and documented fees, charges and disbursements of any counsel for the Facility Agent or the Security Trustee), in connection with the syndication of the facility, preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable and documented out-of-pocket expenses incurred by the Facility Agent, any Lender (including the reasonable and documented fees, charges and disbursements of any counsel for the Facility Agent, the Security Trustee or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

101955520.14 91 (b) Indemnification by the Obligors. Each Obligor shall indemnify the Facility Agent (and any sub-agent thereof), the Security Trustee (and any sub-agent thereof), each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Obligor or any Subsidiaries thereof, or any Environmental Liability related in any way to any Obligor or any Subsidiaries thereof, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Obligor, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by any Obligor against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Obligor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of such Obligor and that is brought by an Indemnitee against another Indemnitee (other than against the Arranger or the Facility Agent in their capacities as such). Paragraph (b) of this Section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that any Obligor for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Facility Agent (or any sub-agent thereof), the Security Trustee (and any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Facility Agent (or any such sub- agent), the Security Trustee (and any sub-agent thereof) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Applicable Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Facility Agent (or any such sub-agent), the Security Trustee (and any sub-agent thereof) or against any Related Party of any of the foregoing acting for the Facility Agent (or any such sub-agent), the Security Trustee (and any sub-agent thereof), in connection with such capacity. The obligations of the Lenders under this paragraph (c) are subject to the provisions of Section 2.12(e). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, each Obligor shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan, or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

101955520.14 92 (e) Payments. All amounts due under this Section shall be payable not later than ten (10) days after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder. 11.04 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that each Obligor may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Finance Parties, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Facility Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Required Consents. No consent shall be required for any assignment except: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Facility Agent within five (5) Business Days after having received notice thereof and provided, further, that the Borrower’s consent shall not be required during the primary syndication of the Commitments; and (B) the consent of the Facility Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person in respect of which the Facility Agent cannot, in its sole discretion, complete a satisfactory “know- your-customer” or onboarding process. (ii) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Facility Agent an Assignment and Assumption, together with a processing and recordation fee of $7,500; provided that the Facility Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Facility Agent an Administrative Questionnaire. (iii) No Assignment to Certain Persons. No such assignment shall be made to (A) any Obligor or any Obligors’ Affiliates or Subsidiaries or (B) any Defaulting Lender or any of

101955520.14 93 its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. (iv) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (v) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Facility Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Facility Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Facility Agent, the Security Trustee and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Facility Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 11.03 (subject in each case to the requirements and limitations therein) with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Facility Agent, acting solely for this purpose as an agent of each Obligor, shall maintain at its office in New York, New York a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Obligors, the Facility Agent, the Security Trustee and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Obligor, the Security Trustee and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Obligor or the Facility Agent, sell participations to any Person (other than a natural Person, or a holding

101955520.14 94 company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or each Obligor or any of the Obligors’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) each Obligor, the Facility Agent, the Security Trustee and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.03(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Sections 11.02(b)(i) through (vii) that affects such Participant. Each Obligor agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations therein, including the requirements under Section 2.16(g) (it being understood that the documentation required under Section 2.16(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.16, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of each Obligor, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Facility Agent (in its capacity as Facility Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 11.05 Survival. All covenants, agreements, representations and warranties made by each Obligor herein and in any Loan Document or other documents delivered in connection herewith or therewith

101955520.14 95 or pursuant hereto or thereto shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery hereof and thereof and the making of the Borrowings hereunder, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Facility Agent, the Security Trustee or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied and so long as the Commitments have not expired or been terminated. The provisions of Sections 2.14, 2.15, 11.03, 11.15 and Article X shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the payment in full of the Obligations, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. 11.06 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Facility Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Facility Agent and when the Facility Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in or relating to any document to be signed in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby shall be deemed to include Electronic Signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other applicable similar state laws based on the Uniform Electronic Transactions Act. The word “delivery,” and words of like import in or relating to any document to be delivered in connection with this Agreement and the transactions contemplated hereby shall be deemed to include delivery by electronic mail, which shall be of the same legal effect, validity or enforceability as physical delivery, to the extent and as provided for in applicable law. Any provision in this Agreement and the transactions contemplated hereby relating to the keeping of records shall be deemed to include the keeping of records in electronic form, which shall be of the same legal effect, validity or enforceability as the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law. 11.07 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section, if and to the extent that the enforceability of any provision of this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Facility Agent, as applicable, then such provision shall be deemed to be in effect only to the extent not so limited.

101955520.14 96 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender, or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or their respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Facility Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Facility Agent, the Security Trustee and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Facility Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Facility Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Governing Law; Jurisdiction; Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law but otherwise excluding the laws applicable to conflicts or choice of law). (b) Jurisdiction. Each Obligor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Facility Agent, the Security Trustee, any Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Facility Agent, the Security Trustee or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Obligor or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Each Obligor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby

101955520.14 97 irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.01. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. 11.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. 11.12 Treatment of Certain Information; Confidentiality. Each of the Facility Agent, the Security Trustee and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and agree to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by Applicable Laws or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, but solely to the extent required in connection therewith; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Obligor and its obligations, this Agreement or payments hereunder; (g) on a confidential basis to any rating agency in connection with rating any Obligor or its Subsidiaries; (h) with the consent of the Borrower; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Facility Agent, the Security Trustee, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Facility Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Facility Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from any Obligor or any of the Subsidiaries thereof relating to any Obligor or any of the Subsidiaries thereof or any of their respective

101955520.14 98 businesses, other than any such information that is available to the Facility Agent or any Lender on a nonconfidential basis prior to disclosure by any Obligor or any of the Subsidiaries thereof; provided that, in the case of information received from any Obligor or any of the Subsidiaries thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. 11.13 PATRIOT Act. Each Lender subject to the PATRIOT Act hereby notifies each Obligor that pursuant to the requirements of the PATRIOT Act, it may be required to obtain, verify and record information that identifies any Obligor, which information includes the name and address of each Obligor and other information that will allow such Lender to identify each Obligor in accordance with the PATRIOT Act. 11.14 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under Applicable Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with Applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan but were not paid as a result of the operation of this Section shall be cumulated and the interest and charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate for each day to the date of repayment, shall have been received by such Lender. Otherwise, any amount collected by such Lender that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Loan or refunded to the Borrower so that at no time shall the interest and charges paid or payable in respect of such Loan exceed the maximum amount collectible at the Maximum Rate. 11.15 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Facility Agent or any Lender, or the Facility Agent, or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Facility Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Facility Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Facility Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. 11.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Obligor acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between any Obligor and Subsidiaries and the Arranger, the Facility Agent, the Security Trustee or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Arranger, the Facility Agent, the Security Trustee or any Lender has advised or is advising any Obligor or any Subsidiary thereof on other matters, (ii) the

101955520.14 99 arranging and other services regarding this Agreement provided by the Arranger, the Facility Agent, the Security Trustee and the Lenders are arm’s-length commercial transactions between each Obligor and its Affiliates, on the one hand, and the Arranger, the Facility Agent, the Security Trustee and the Lenders, on the other hand, (iii) each Obligor has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) each Obligor is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Arranger, the Facility Agent, the Security Trustee, and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Obligor or any of their Affiliates, or any other Person; (ii) none of the Arranger, the Facility Agent, the Security Trustee and the Lenders has any obligation to any Obligor or any of their Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Arranger, the Facility Agent, the Security Trustee and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Arranger, the Facility Agent, the Security Trustee and the Lenders has any obligation to disclose any of such interests to any Obligor or its Affiliates. To the fullest extent permitted by Law, each Guarantor hereby waives and releases any claims that it may have against any of the Arranger, the Facility Agent, the Security Trustee and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 11.17 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. EAGLE BULK HOLDCO LLC, as Borrower By_________________________ Name: Title: EAGLE BULK SHIPPING INC., as Parent and as Guarantor By_________________________ Name: Title: Frank De Costanzo Chief Financial Officer Frank De Costanzo Chief Financial Officer

INITIAL GUARANTORS HELSINKI EAGLE LLC, as Guarantor STOCKHOLM EAGLE LLC, as Guarantor By_________________________ By_________________________ Name: Name: Title: Title: ROTTERDAM EAGLE LLC, as Guarantor By_________________________ Name: Title: Frank De Costanzo Chief Financial Officer Frank De Costanzo Chief Financial Officer Frank De Costanzo Chief Financial Officer

101955520.14 Schedule I PART A Lenders and Commitments LENDERS COMMITMENTS CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK Address for Notices: Asset Finance Groups – Ship Finance 12 Place des Etats-Unis CS 70052 92547 Montrouge Cedex, France Attn : Agency and Middle-Office for Shipping Telephone: +33 1 41899805 / +33 1 41898696 Email: cyprien.foulfoin@ca-cib.com / rosine.serra-joannides@ca- cib.com Crédit Agricole Corporate and Investment Bank 1301 Avenue of the Americas New York, New York 10019 United States Attn: George Gkanasoulis / Manon Didier Telephone: +1 212 261 3869 / +1 212 261 3962 Email: George.GKANASOULIS@ca-cib.com / manon.didier@ca- cib.com / NYShipFinance@ca-cib.com Lending Office: Asset Finance Groups – Ship Finance 12 Place des Etats-Unis CS 70052 92547 Montrouge Cedex, France $17,500,000 NORDEA BANK ABP, NEW YORK BRANCH Address for Notices: 1211 Avenue of the Americas, New York, NY 10036 Oddbjorn Warpe +1 (212) 318-9317 oddbjorn.warpe@nordea.com With a copy to: DLNY-NY-Cadloan@nordea.com $17,500,000

101955520.14 Lending Office: 1211 Avenue of the Americas, New York, NY 10036 TOTAL $35,000,000

101955520.14 Schedule II Initial Guarantors Guarantor Jurisdiction of Formation Registration Number (or equivalent, if any) Registered Office HELSINKI EAGLE LLC The Republic of the Marshall Islands 965061 Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 STOCKHOLM EAGLE LLC The Republic of the Marshall Islands 965062 Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 ROTTERDAM EAGLE LLC The Republic of the Marshall Islands 965097 Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960

101955520.14 Schedule III Approved Brokers Clarksons Fearnleys Braemar Howe Robinson Simpson Spence Young Arrow

101955520.14 Schedule IV Initial Vessels Vessel Official Number IMO Number Build Year Owner 1. HELSINKI EAGLE 7755 9699270 2015 Helsinki Eagle LLC 2. STOCKHOLM EAGLE 9258 9704855 2016 Stockholm Eagle LLC 3. ROTTERDAM EAGLE 7760 9721994 2017 Rotterdam Eagle LLC

101955520.14 Schedule V Liens None

101955520.14 Schedule VI Pre-Approved Vessel Management Terms 1. $150,000 per Vessel per annum for commercial management services inclusive of operations in the first year following the Closing Date, subject to annual increases thereafter, as fairly and reasonably determined by the relevant Upstream Guarantor, at arm’s length and in line with market standards. 2. $135,000 per Vessel per annum for technical management in the first year following the Closing Date, subject to annual increases thereafter, as fairly and reasonably determined by the relevant Upstream Guarantor at arm’s length and in line with market standards. 3. 1.0% fee for any vessel purchase or subsequent sale.

101955520.14 EXHIBIT A FORM OF ACCOUNT PLEDGE

pledge agreement PLEDGE AGREEMENT (in respect of bank accounts) __________ 2021 between HELSINKI EAGLE LLC STOCKHOLM EAGLE LLC ROTTERDAM EAGLE LLC as Pledgors and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Pledgee

pledge agreement TABLE OF CONTENTS Clause Page 1  DEFINITIONS AND INTERPRETATION ................................................................................. 1  2  CREATION OF SECURITY ..................................................................................................... 3  3  REPRESENTATIONS AND WARRANTIES ............................................................................ 3  4  UNDERTAKINGS ..................................................................................................................... 4  5  ENFORCEMENT ...................................................................................................................... 5  6  FURTHER ASSURANCES AND POWER OF ATTORNEY .................................................... 6  7  TERMINATION ......................................................................................................................... 7  8  ASSIGNMENT .......................................................................................................................... 7  9  NOTICES ................................................................................................................................. 8  10  MISCELLANEOUS ................................................................................................................... 8  11  ACCEPTANCE ......................................................................................................................... 9  12  GOVERNING LAW AND JURISDICTION ................................................................................ 9  SCHEDULES SCHEDULE 1  ACCOUNTS  SCHEDULE 2  FORM OF NOTICE OF PLEDGE – ACCOUNT BANK

pledge agreement THIS PLEDGE AGREEMENT is dated __________ 2021 and made between: (1) HELSINKI EAGLE LLC, a limited liability company, as the case may be, organised and existing under the laws of the Republic of the Marshall Islands; (2) STOCKHOLM EAGLE LLC, a limited liability company, as the case may be, organised and existing under the laws of the Republic of the Marshall Islands; and (3) ROTTERDAM EAGLE LLC, a limited liability company, as the case may be, organised and existing under the laws of the Republic of the Marshall Islands, and each a Pledgor and together, the Pledgors; and (4) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, having its office at 1301 Avenue of the Americas, New York, NY 10019, United States of America (in its capacity as Security Trustee for and on behalf of the Lenders and the Facility Agent under the Loan Documents and/or in its capacity as sole creditor under each Parallel Liability, in all capacities, the Pledgee). IT IS AGREED as follows: 1 DEFINITIONS AND INTERPRETATION 1.1 Definitions 1.1.1 Capitalised terms used but not defined in this Agreement shall have the meaning given thereto in the Credit Agreement. 1.1.2 In this Agreement: Accounts means any and all present and future bank accounts maintained by each Pledgor from time to time with the Account Bank, including the relevant Pledgor’s respective Earnings Account. Account Bank means ABN AMRO Bank N.V. with which any Pledgor (now or in the future) maintains an Account. Account Right(s) means any and all rights and claims (vorderingsrechten) whether present or future, whether actual or contingent, of each Pledgor with respect to or against the Account Bank in respect of any Account maintained by such Pledgor or in respect of any other deposit made by such Pledgor with the Account Bank. Agreement means this pledge agreement. Credit Agreement means the New York state law credit agreement dated __________ 2021 between amongst others, Eagle Bulk Holdco LLC as borrower, the initial guarantors and any additional guarantors who may become a party thereto as guarantors, Eagle Bulk Shipping Inc. as parent and guarantor, the banks and financial institutions listed in schedule I-A as lenders, the Pledgee and Nordea Bank ABP, New York branch as mandated lead arrangers and the Pledgee as arranger, security trustee and facility agent. Earnings Account means, as the context may require, each account listed in Schedule 1 (Accounts).

pledge agreement Enforcement Event means a default by any Obligor in the performance of the Secured Obligations (whether in whole or in part) provided that such default constitutes an Event of Default which is continuing. Party means a party to this Agreement. Permitted Security means any right of pledge arising from the general banking conditions (algemene bankvoorwaarden). Right of Pledge means a right of pledge created by this Agreement in accordance with Clause 2 (Creation of security). Secured Obligations means any and all obligations and liabilities consisting of monetary payment obligations (verbintenissen tot betaling van een geldsom) of each Obligor to the Pledgee, whether present or future, whether actual or contingent, whether as primary obligor or as surety, whether for principal, interest, costs or otherwise under or in connection with each Parallel Liability of each Obligor (and if at the time of the creation of a Right of Pledge, or at any time thereafter, the Corresponding Liabilities owed to the Pledgee cannot be validly secured through a Parallel Liability, such Corresponding Liabilities itself shall be the Secured Obligation). 1.2 Interpretation 1.2.1 Unless a contrary indication appears, any reference in this Agreement to: (a) a Clause or a Schedule shall, subject to any contrary indication, be construed as a reference to a clause or a schedule of this Agreement; (b) this Agreement, the Credit Agreement, a Loan Document or any other agreement or instrument includes all amendments, supplements, novations, restatements or re-enactments (without prejudice to any prohibition thereto) however fundamental and of whatsoever nature thereunder and includes without limitation (i) any increase or reduction in any amount available under the Credit Agreement or any other Loan Documents (as amended, supplemented, novated, restated or re-enacted) or any alteration of or addition to the purpose for which any such amount, or increased or reduced amount may be used, (ii) any facility provided in substitution of or in addition to the facilities originally made available thereunder, (iii) any rescheduling of the indebtedness incurred thereunder whether in isolation or in connection with any of the foregoing, and (iv) any combination of the foregoing, and the Secured Obligations include all of the foregoing; (c) person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, partnership or other entity (whether or not having separate legal personality) or two or more of the foregoing; (d) the Pledgee, any Pledgor, the Account Bank or any other person includes its successors in title, permitted assigns and permitted transferees; and (e) a provision of law is a reference to that provision as amended or re-enacted. 1.2.2 Clause and Schedule headings are for ease of reference only. Schedules form an integral part of this Agreement.

pledge agreement 1.2.3 An Enforcement Event shall constitute a verzuim (as meant in paragraph 1 of Section 3:248 of the Dutch Civil Code) in the performance of the Secured Obligations or any part thereof, without summons or notice of default (aanmaning of ingebrekestelling) being sent or required. 1.2.4 In this Agreement, words and expressions importing the singular shall, where the context permits or requires, include the plural and vice versa and words and expressions importing the masculine shall, where the context permits or requires, include the feminine and neuter and vice versa. 2 CREATION OF SECURITY 2.1 Right of pledge Each Pledgor agrees with the Pledgee to create and creates in favour of the Pledgee, to the extent necessary in advance (bij voorbaat), a right of pledge (pandrecht) over each of its Account Rights as security for the Secured Obligations. 2.2 Perfection 2.2.1 Each Pledgor shall notify the Account Bank of each Right of Pledge by serving a notice substantially in the relevant form attached as Schedule 2 (Form of Notice of Pledge) on the date of this Agreement. 2.2.2 Each Pledgor shall return the notice referred to in Clauses 2.2.1 duly acknowledged by the Account Bank on or prior to the date of this Agreement. 2.3 General 2.3.1 Each Right of Pledge includes all accessory rights (afhankelijke rechten) and all ancillary rights (nevenrechten) attached to the Account Rights. 2.3.2 Each Right of Pledge is in addition to, and shall not in any way be prejudiced by any other security (whether by contract or statute) now or subsequently held by the Pledgee. The rights of the Pledgee under this Agreement are in addition to and not in lieu of those provided by law. 2.3.3 In accordance with paragraph 1 of Section 3:246 of the Dutch Civil Code, only the Pledgee is entitled to collect and receive payment of the Account Rights which are subject to a Right of Pledge and to exercise all rights of a Pledgor towards the Account Bank. Without prejudice to its entitlement to collect and receive payment and to exercise its rights, the Pledgee authorises pursuant to paragraph 4 of Section 3:246 Dutch Civil Code, until the occurrence of an Event of Default which is continuing, the relevant Pledgor to withdraw and transfer monies from the Accounts, all in accordance with the relevant provisions of the Credit Agreement. 3 REPRESENTATIONS AND WARRANTIES 3.1.1 Each Pledgor makes the representations and warranties in this Clause 3 in respect of such Pledgor’s Account Rights existing on the date the representations or warranties are made. 3.1.2 On the date of this Agreement and on the date future Account Rights arise: (a) save for Permitted Security, each Right of Pledge is a first ranking right of pledge (pandrecht eerste in rang);

pledge agreement (b) its Account Rights have, save for the relevant Right of Pledge, not been transferred, assigned, pledged, made subject to a limited right (beperkt recht) or otherwise encumbered (in advance (bij voorbaat)) to any person; (c) it is entitled (beschikkingsbevoegd) to pledge its Account Rights; (d) its Account Rights are capable of being transferred, assigned and pledged; and (e) its Account Rights are not subject to any attachment. 4 UNDERTAKINGS 4.1 General The undertakings in this Clause 4 remain in force from the date of this Agreement until each Right of Pledge is terminated in respect of all Pledgors in accordance with Clause 7 (Termination). 4.2 Account Rights Unless explicitly permitted under the Credit Agreement, without the prior written consent of the Pledgee, no Pledgor shall: (a) transfer, assign, pledge, make subject to a limited right (beperkt recht) or otherwise encumber its Account Rights; (b) release (kwijtschelden) or waive (afstand doen van) any of its Account Rights; (c) waive any accessory rights (afhankelijke rechten) or ancillary rights (nevenrechten) attached to its Account Rights; (d) agree with a court composition or an out-of-court composition (gerechtelijk of buitengerechtelijk akkoord) or enter into any settlement agreement in respect of its Account Rights; or (e) perform any act which adversely affects or may adversely affect its Account Rights or any Right of Pledge. 4.3 Information 4.3.1 Each Pledgor shall promptly inform the Pledgee of an occurrence of an event that may be relevant to the Pledgee with respect to its Account Rights or adversely affects or may adversely affect any Right of Pledge. 4.3.2 Each Pledgor shall promptly notify in writing, at its own cost, the existence of this Agreement and each Right of Pledge to any court process server (deurwaarder), bankruptcy trustee (curator), administrator (bewindvoerder) or similar officer in any jurisdiction or to any other person claiming to have a right to its Account Rights, and shall promptly send to the Pledgee a copy of the relevant correspondence.

pledge agreement 5 ENFORCEMENT 5.1 Enforcement Upon the occurrence of an Enforcement Event, the Pledgee shall have the right to enforce its Right of Pledge in accordance with Dutch law and any other applicable law and withdraw its authorisation to the Pledgor set out in Clause 2.3.3 ( and may take all further (legal) steps and measures which are necessary for that purpose. 5.2 Enforcement waivers 5.2.1 The Pledgee shall not be obliged to give notice of a sale of any Account Rights to any Pledgor, debtors, holders of a limited right (beperkt recht) or persons who have made an attachment (beslag) on any of the Account Rights (as provided in Sections 3:249 and 3:252 of the Dutch Civil Code). 5.2.2 Each Pledgor waives its right to make a request to the court: (a) to determine that its Account Rights shall be sold in a manner deviating from the provisions of Section 3:250 of the Dutch Civil Code (as provided in paragraph 1 of Section 3:251 of the Dutch Civil Code); and (b) to collect and receive payment of its Account Rights after a Right of Pledge has been disclosed or as relevant, the authorisation has been terminated in accordance with Clause 2.2 (Perfection) (as provided in paragraph 4 of Section 3:246 of the Dutch Civil Code). 5.2.3 Each Pledgor waives its right to demand that the Pledgee: (a) shall first enforce any security granted by any other person, pursuant to Section 3:234 of the Dutch Civil Code; (b) shall first proceed against or claim payment from any other person or enforce any guarantee, before enforcing any Right of Pledge; and (c) pay for costs which a Pledgor has made in respect of its Account Rights pursuant to paragraph 2 of Section 3:233 of the Dutch Civil Code. 5.2.4 Each Pledgor waives its right (a) to set-off (verrekenen) its claims (if any) against the Pledgee under or in connection with this Agreement against the Secured Obligations and (b) if it has granted security for any other person’s obligations, to invoke the suspension or the termination of its liability for any Secured Obligations pursuant to Section 6:139 of the Dutch Civil Code. 5.3 Application of monies Subject to the mandatory provisions of Dutch law on enforcement, all monies received or realised by the Pledgee in connection with the enforcement of any Right of Pledge or collection of any of the Account Rights following an Enforcement Event shall be applied by the Pledgee in accordance with the relevant provisions of the Credit Agreement.

pledge agreement 6 FURTHER ASSURANCES AND POWER OF ATTORNEY 6.1 Further assurances 6.1.1 The Pledgee is entitled to present this Agreement and any other document pursuant to this Agreement for registration to any office, registrar or governmental body (including the Dutch tax authorities) in any jurisdiction. 6.1.2 If no valid right of pledge is created pursuant to this Agreement in respect of any Account Right, each Pledgor irrevocably and unconditionally undertakes to pledge to the Pledgee such Account Right as soon as it becomes available for pledging, by way of supplemental agreements or deeds or other instruments on the same (or similar) terms of this Agreement. 6.1.3 Each Pledgor further undertakes to execute, at its own reasonable cost, any instrument, provide such assurances and do all acts and things as may be necessary for: (a) perfecting, preserving or protecting any Right of Pledge created (or intended to be created) by, or any of the rights of the Pledgee under this Agreement; (b) exercising any power, authority or discretion vested in the Pledgee under this; (c) ensuring that any Right of Pledge and any obligations of such Pledgor under this Agreement shall inure to the benefit of any successor, transferee or assignee of the Pledgee; or (d) facilitating the collection of any of its Account Rights or the enforcement of a Right of Pledge or any part thereof in the manner contemplated by this Agreement. 6.2 Recourse claims and subrogated claims 6.2.1 No rights of subrogation accrue to a Pledgor. 6.2.2 Each Pledgor agrees that any conditional or unconditional claim which that Pledgor may be entitled to bring in recourse against another Security Party (including any claim pursuant to Section 6:13 of the Dutch Civil Code) and any subrogation right which have accrued notwithstanding Clause 6.2.1 (the Recourse and Subrogation Claims) is subordinated now, respectively from the moment such Recourse and Subrogation Claim comes into existence, to all present and future claims that the Pledgee may have or acquire against a Pledgor in connection with the obligations under this Agreement or any other Loan Document. 6.2.3 Unless otherwise directed by the Pledgee, each Pledgor agrees that the Recourse and Subrogation Claims cannot be set-off and cannot become due and payable until all Secured Obligations have been fully and unconditionally discharged. 6.2.4 As security for the Secured Obligations, each Pledgor agrees to pledge and pledges, to the extent necessary in advance, in favour of the Pledgee all of its rights pursuant to the Recourse and Subrogation Claims. Each Pledgor represents that it is authorised to grant such right of pledge and that each right of pledge has been notified to it in its capacity as debtor in respect of any Recourse and Subrogation Claim.

pledge agreement 6.3 Power of attorney 6.3.1 Each Pledgor irrevocably and unconditionally appoints the Pledgee as its attorney (gevolmachtigde) for as long as any of the Secured Obligations are outstanding for the purposes of doing in its name all acts and executing, signing and (if required) registering in its name all documents which such Pledgor itself could do, execute, sign or register in relation to any of its Account Rights or this Agreement. 6.3.2 It is expressly agreed that the appointment under Clause 6.3.1 will only be exercised by the Pledgee in case of an Event of Default which is continuing or if a Pledgor has not acted in accordance with the provisions of this Agreement, and is given with full power of substitution and also applies to any situation where the Pledgee acts as such Pledgor's counterparty (Selbsteintritt) within the meaning of Section 3:68 of the Dutch Civil Code or as a representative of a Pledgor's counterparty. 7 TERMINATION 7.1 Continuing 7.1.1 Each Right of Pledge shall remain in full force and effect, until all Secured Obligations have been irrevocably and unconditionally paid in full (to the Pledgee’s satisfaction), unless terminated by the Pledgee pursuant to Clause 7.2 (Termination by Pledgee). 7.1.2 In case a Right of Pledge is terminated, the Pledgee shall promptly at the request and expense of the relevant Pledgor provide written evidence to the relevant Pledgor to that effect. 7.2 Termination by Pledgee The Pledgee is entitled to terminate by notice (opzeggen) or waive (afstand doen) a Right of Pledge, in respect of all or part of the Account Rights, all or part of the Secured Obligations and in respect of any or all of the Pledgors. Each Pledgor agrees in advance to any waiver (afstand van recht) granted by the Pledgee under this Clause 7.2. 8 ASSIGNMENT 8.1 No assignment – Pledgors The rights and obligations of a Pledgor under this Agreement cannot be transferred, assigned or pledged without the prior written consent of the Pledgee, all in accordance with Section 3:83 (2) of the Dutch Civil Code. 8.2 Assignment – Pledgee The Pledgee may transfer, assign or pledge any of its rights and obligations under this Agreement in accordance with the Credit Agreement and each Pledgor, to the extent legally required, irrevocably cooperates or consents in advance (verleent bij voorbaat medewerking of geeft bij voorbaat toestemming) to such transfer, assignment or pledge. If the Pledgee transfers, assigns or pledges its rights under the Secured Obligations (or a part thereof), each Pledgor and the Pledgee agree that each Right of Pledge shall follow pro rata parte the transferred, assigned or pledged rights under the Secured Obligations (as an ancillary right (nevenrecht) to the relevant transferee, assignee or pledgee).

pledge agreement 9 NOTICES Any communication to be made under or in connection with this Agreement shall be made in accordance with the relevant provisions of the Credit Agreement. 10 MISCELLANEOUS 10.1 Costs All costs, charges, expenses and taxes in connection with this Agreement shall be payable by the Pledgors in accordance with the relevant provisions of the Credit Agreement. 10.2 Evidence of debt As to the existence and composition of the Secured Obligations, a written statement by the Pledgee made in accordance with its books shall, save for manifest error, constitute conclusive evidence (dwingend bewijs). In the event of a disagreement with respect thereto, this does not affect the right of enforcement or collection under this Agreement. 10.3 No liability Pledgee Except for its gross negligence (grove nalatigheid) or wilful misconduct (opzet), the Pledgee shall not be liable towards any Pledgor for not (or not completely) collecting, recovering or selling any of the Account Rights or any loss or damage resulting from any collection, recovery or sale of any of the Account Rights or arising out of the exercise of or failure to exercise any of its powers under this Agreement or for any other loss of any nature whatsoever in connection with any of the Account Rights or this Agreement. 10.4 Severability 10.4.1 If a provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction that shall not affect: (a) the validity or enforceability in that jurisdiction of any other provision of this Agreement; or (b) the validity or enforceability in other jurisdictions of that or any other provision of this Agreement. 10.4.2 Each Pledgor and the Pledgee shall negotiate in good faith to replace any provision of this Agreement which may be held unenforceable with a provision which is enforceable and which is as similar as possible in substance to the unenforceable provision. 10.5 No rescission Each Pledgor waives, to the fullest extent permitted by law, its rights to rescind (ontbinden) this Agreement, to suspend (opschorten) any of its obligations or liability under this Agreement, or to nullify (vernietigen) this Agreement on any ground under Dutch law or under any other applicable law.

pledge agreement 10.6 No waiver No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law. 10.7 Amendment This Agreement shall not be amended except in writing. 10.8 Counterparts This Deed may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. 11 ACCEPTANCE The Pledgee accepts each Right of Pledge and all terms, waivers, authorities and powers pursuant to this Agreement. 12 GOVERNING LAW AND JURISDICTION 12.1 Governing law This Agreement (including Clause 12.1 (Jurisdiction)) and any non-contractual obligations arising out of or in connection with it, are governed by Dutch law. 12.2 Jurisdiction 12.2.1 The courts (rechtbank) of Amsterdam, the Netherlands has exclusive jurisdiction to settle at first instance any dispute arising out of or in connection with this Agreement (including a dispute regarding this Clause 12 and the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a Dispute). 12.2.2 Each Party agrees that the court (rechtbank) of Amsterdam, the Netherlands is the most appropriate and convenient court to settle Disputes and accordingly no Party will argue to the contrary. 12.2.3 This Clause 12.2 is for the benefit of the Pledgee only. As a result, the Pledgee shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Pledgee may take concurrent proceedings in any number of jurisdictions. 12.3 Acceptance governing law power of attorney If a Party is represented by an attorney in connection with the execution of this Agreement or any agreement or document pursuant this Agreement: (a) the existence and extent of the authority of; and (b) the effects of the exercise or purported exercise of that authority by, pledge agreement that attorney is governed by the law designated in the power of attorney pursuant to which that attorney is appointed and such choice of law is accepted by the other Parties. This Agreement has been entered into on the date stated at the beginning of this Agreement. Remainder of page intentionally left blank Signature page(s) follow pledge agreement Schedule 1 ACCOUNTS1 Pledgor: Helsinki Eagle LLC Name financial institution: ABN AMRO Bank N.V. IBAN:  Currency:  Contact person: Phillip De Graaf / Sandra Stoop Address: Gustav Mahlerlaan 10 1082 PP Amsterdam The Netherlands Email: phillip.de.graaf@nl.abnamro.com sandra.stoop@nl.abnamro.com Pledgor: Stockholm Eagle LLC Name financial institution: ABN AMRO Bank N.V. IBAN:  Currency:  Contact person: Phillip De Graaf / Sandra Stoop Address: Gustav Mahlerlaan 10 1082 PP Amsterdam The Netherlands Email: phillip.de.graaf@nl.abnamro.com sandra.stoop@nl.abnamro.com Pledgor: Rotterdam Eagle LLC Name financial institution: ABN AMRO Bank N.V. IBAN:  Currency:  Contact person: Phillip De Graaf / Sandra Stoop Address: Gustav Mahlerlaan 10 1082 PP Amsterdam The Netherlands Email: phillip.de.graaf@nl.abnamro.com sandra.stoop@nl.abnamro.com 1 Note L&L: IBAN numbers to be included and details of the contact persons to be confirmed pledge agreement Schedule 2 FORM OF NOTICE OF PLEDGE – ACCOUNT BANK To: ABN AMRO Bank N.V. Attn. Phillip De Graaf / Sandra Stoop2 (phillip.de.graaf@nl.abnamro.com / sandra.stoop@nl.abnamro.com) Gustav Mahlerlaan 10 1082 PP Amsterdam The Netherlands From: Helsinki Eagle LLC Stockholm Eagle LLC Rotterdam Eagle LLC fdecostanzo@eagleships.com c/o Eagle Shipping International (USA) LLC 300 Stamford Place Stamford, CT 069023 Copy to: Crédit Agricole Corporate and Investment Bank as Security Trustee (the Pledgee) Attn. George Gkanasoulis / Manon Didier (george.gkanasoulis@ca-cib.com / manon.didier@ca-cib.com) 1301 Avenue of the Americas New York, NY 10019 The United States of America Dear Sirs, We give you notice that by a security agreement dated __________ 2021 (the Agreement), we have granted a right of pledge (pandrecht) over any present and future right, claim and receivable in respect of our bank accounts with you with numbers IBAN [], IBAN [] and IBAN [] (the Accounts), in favour of the Pledgee. Until further notice in writing by the Pledgee, you are authorised to continue to carry out our payment instructions in connection with the Accounts. The Pledgee will inform you in writing if such authorisation is terminated. Upon receipt of such notice, you will take the necessary actions to ensure that the relevant Account is blocked immediately and carry out payment instructions of the Pledgee only in connection with the Accounts. This notice is governed by Dutch law. [signature page follows] 2 Note L&L: account bank contact persons to be confirmed 3 Note L&L: company details to be confirmed pledge agreement Yours faithfully, HELSINKI EAGLE LLC STOCKHOLM EAGLE LLC ROTTERDAM EAGLE LLC4 ____________________________________ Name: Title: 4 Note L&L: signature block to be confirmed pledge agreement ACKNOWLEDGEMENT - ABN AMRO BANK N.V. From: ABN AMRO BANK N.V. (the Account Bank) Attn. Phillip De Graaf / Sandra Stoop5 (phillip.de.graaf@nl.abnamro.com / sandra.stoop@nl.abnamro.com) Gustav Mahlerlaan 10 1082 PP Amsterdam The Netherlands To: Helsinki Eagle LLC; Stockholm Eagle LLC; and Rotterdam Eagle LLC (the Pledgors) fdecostanzo@eagleships.com c/o Eagle Shipping International (USA) LLC 300 Stamford Place Stamford, CT 069026 To: Crédit Agricole Corporate and Investment Bank as Security Trustee (the Pledgee) Attn. George Gkanasoulis / Manon Didier (george.gkanasoulis@ca-cib.com / manon.didier@ca-cib.com) 1301 Avenue of the Americas New York, NY 10019 The United States of America __________ 2021 Dear Sir/Madam, On __________ 2021 we, ABN AMRO Bank N.V., received a notice of the right of pledge (the Right of Pledge) from the Pledgors that each Pledgor as pledgor created pursuant to a deed of disclosed pledge dated __________ 2021 a right of pledge in favour of Crédit Agricole Corporate and Investment Bank as pledgee over any and all present and future claims (vorderingsrechten) (the Credit Balances) that the Pledgor has or will at any time have against us under the following bank account numbers (the Bank Accounts) by way of security for, inter alia, its obligations under the credit agreement dated 25 January 2019 as amended from time to time, and lastly amended on __ June 2020. Helsinki Eagle LLC: [IBAN] Stockholm Eagle LLC: [IBAN] Rotterdam Eagle LLC: [IBAN] This letter only applies to the Bank Accounts listed above, the arrangements in this letter are not applicable to any other bank account of the Pledgors. In case of additional bank accounts, the Pledgee and the Pledgors shall provide the Account Bank with an additional request. The Account Bank shall not be required to accommodate such additional request. 5 Note L&L: account bank contact persons to be confirmed 6 Note L&L: company details to be confirmed pledge agreement We herewith inform you that pursuant to our General Conditions ABN AMRO Bank N.V. (being the General Banking Conditions and the Client Relationship Conditions) and the General Credit Provisions (if applicable) we have a first and thus higher ranking right of pledge over the Credit Balances and right of set-off (verrekening) which was granted by each Pledgor. [We confirm that, as we are aware, we have not received notice of any right of, or claim by any third party in respect of any Bank Account.] We acknowledge and consent to the Right of Pledge created in favour of the Pledgee subject to the conditions of this letter and to receiving a copy of this letter duly executed on behalf of the Pledgee and of the Pledgors. Until termination of the Right of Pledge in accordance with the terms thereof, we undertake not to exercise our right of pledge and/or our right of set-off other than for the purpose of: (i) daily operation of the Bank Accounts in accordance with this letter; (ii) recovery of interest, fees, any costs, claims (including, but not limited to, taxes and duties), charges, expenses (including, but not limited to, legal fees) and/or liabilities in connection with or resulting from the maintenance or administration, the execution of payment orders and/or the performance of other instructions with respect to the Bank Accounts; We understand the Pledgors will remain authorized to collect and demand payment of the Credit Balances with respect to the Bank Accounts. Subject to our first ranking right of pledge and right of set-off under the General Conditions ABN AMRO Bank N.V. and to this letter, we shall block the Credit Balances on the Bank Accounts, including future credit entries, upon receipt by us of a written notice from the Pledgee of termination of each Pledgor's authorization to collect and demand payment of the Credit Balances with respect to the Bank Accounts and we will from the date of receipt of such notice comply with written notices or instructions with respect to the Bank Accounts received by us from the Pledgee and we will use reasonable endeavours immediately to discontinue accepting or carrying out any payment instruction received by us from the Pledgors in relation to any such General Account. Interest on the balance standing to the credit of each Bank Account shall accrue from day to day at a rate equal to the ECB Deposit facility rate (currently at 0.0% per annum, but could be amended from time to time) as from the date of this letter. We are entitled to debit each Bank Account with said negative interest. For the avoidance of doubt these interest amounts are senior in ranking to any amounts due to the Pledgors and/or Pledgee. We will not be obliged to pay any interest over any Credit Balances or otherwise to the Pledgors and/or the Pledgee. All of the above is subject to prior receipt of confirmation by the Pledgors and the Pledgee that we: (i) the Right of Pledge are duly vested and enforceable; (ii) they will not vest an attachment (conservatoir and/or executorial beslag) on the Bank accounts; (iii) may rely upon any notice or instruction believed by us to be genuine, (iv) shall not have any duty to verify the validity of any notice or instruction, and (v) shall not be held liable to the Pledgors or the Pledgee, otherwise than by reason of our own gross negligence or willful misconduct, for any act (or omission) in accordance with this letter and any notice or instruction, which confirmations shall be made by means of execution on behalf of the Pledgee and the Pledgors of this letter for adherence to the contents of this letter.

pledge agreement For the purposes hereof, the Pledgors and the Pledgee will provide us with a copy of this letter duly executed on behalf of the Pledgors and the Pledgee. Notices can only be provided to us by email or registered mail to the email address or address stated above. Any notice or instruction by the Pledgee or the Pledgors is irrevocable. This letter is governed by Dutch law. Any dispute arising out of or in connection with this letter shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam, the Netherlands. You are kindly requested to sign the enclosed copy of this letter and return the same by e-mail or registered mail to our address or email address mentioned above. Yours faithfully, ABN AMRO BANK N.V.7 ____________________________________ _____________________________________ Name: Name: Title: Title: We, the undersigned, acknowledge receipt of this letter and agree to be bound by its terms. CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK8 as the Pledgee ______________________________________ ______________________________________ Name: Name: Title: Title: We, the undersigned as the Pledgors, acknowledge receipt of this letter and agree to be bound by its terms. HELSINKI EAGLE LLC STOCKHOLM EAGLE LLC ROTTERDAM EAGLE LLC9 ____________________________________ Name: Title: 7 Note L&L: signature block to be confirmed 8 Note L&L: signature block to be confirmed 9 Note L&L: signature block to be confirmed pledge agreement SIGNATURE PAGES Pledgee CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK10 ____________________________________ _____________________________________ Name: Name: Title: Title: 10 Note L&L: signature block to be confirmed pledge agreement Pledgors HELSINKI EAGLE LLC11 STOCKHOLM EAGLE LLC ROTTERDAM EAGLE LLC ____________________________________ Name: Title: 11 Note L&L: signature block to be confirmed

101955520.14 EXHIBIT B FORM OF ASSIGNMENT AND ASSUMPTION

102031022.2 - 1 - EXHIBIT B [FORM OF ASSIGNMENT AND ASSUMPTION] This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] 2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Facility Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: _________________________________________ _________________________________________ 2. Assignee[s]: _________________________________________ _________________________________________ [Assignee is an [Affiliate][Approved Fund] of [identify Lender] 3. Borrower(s): _________________________________________ 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

102031022.2 - 2 - 4. Facility Agent: ______________________, as the administrative agent under the Credit Agreement 5. Credit Agreement: [The [amount] Credit Agreement dated as of _______ among [name of Borrower(s)], the Lenders parties thereto, [name of Facility Agent], as Facility Agent, and the other agents parties thereto] 6. Assigned Interest[s]: Assignor[s]5 Assignee[s]6 Aggregate Amount of Commitment/Loans for all Lenders7 Amount of Commitment/Lo ans Assigned8 Percentage Assigned of Commitment/ Loans8 $ $ % $ $ % $ $ % [7. Trade Date: ______________]9 [Page break] 5 List each Assignor, as appropriate. 6 List each Assignee, as appropriate. 7 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 8 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 9 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

102031022.2 - 3 - Effective Date: _____________ ___, 20___ [TO BE INSERTED BY FACILITY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S]10 [NAME OF ASSIGNOR] By:_________________________________ Title: [NAME OF ASSIGNOR] By:_________________________________ Title: ASSIGNEE[S]11 [NAME OF ASSIGNEE] By:_________________________________ Title: [NAME OF ASSIGNEE] By:_________________________________ Title: [Consented to and]12 Accepted: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Facility Agent By: _________________________________ 10 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). 11 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). 12 To be added only if the consent of the Facility Agent is required by the terms of the Credit Agreement.

102031022.2 - 4 - Title: [Consented to:]13 [NAME OF RELEVANT PARTY] By: ________________________________ Title: 13 To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement.

102031022.2 - 5 - ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document14, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents [or any collateral thereunder], (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2 Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.04 of the Credit Agreement (subject to such consents, if any, as may be required thereunder)15, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Facility Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender16 attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Facility Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Facility Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and 14 The term “Loan Document” should be conformed to that used in the Credit Agreement. 16 The concept of “Foreign Lender” should be conformed to the section in the Credit Agreement governing withholding taxes and gross-up.

102031022.2 - 6 - other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.17 Notwithstanding the foregoing, the Facility Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York. 17 The Facility Agent should consider whether this method conforms to its systems. In some circumstances, the following alternative language may be appropriate: “From and after the Effective Date, the Facility Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor[s] and the Assignee[s] shall make all appropriate adjustments in payments by the Facility Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.”

101955520.14 EXHIBIT C FORM OF ASSIGNMENT OF EARNINGS

EXHIBIT C 102031023.2 - 1 - FORM OF ASSIGNMENT OF EARNINGS THIS ASSIGNMENT OF EARNINGS, dated ______________, 2021 (this “Assignment”), is made by [] EAGLE LLC, a limited liability company formed in the Republic of The Marshall Islands (the “Assignor”), to and in favor of CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Security Trustee (the “Assignee”, which expression includes its successors and assigns) for the Lenders and the Facility Agent. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement (as defined below). WHEREAS: 1. The Assignor is the sole owner of the whole of the vessel [] registered under the laws and flag of the Republic of The Marshall Islands, Official Number [] (the “Vessel”). 2. Pursuant to a Credit Agreement dated as of [], 2021 (as the same may be amended or supplemented from time to time, the “Credit Agreement”) among (i) Eagle Bulk Holdco LLC, a Marshall Islands limited liability company, as borrower (the “Borrower”), (ii) Eagle Bulk Shipping Inc., the Assignor and the other parties named therein, as joint and several guarantors (collectively, the “Guarantors”), (iii) the banks and financial institutions named therein as lenders (together with their successors and assigns, the “Lenders”), (iv) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and NORDEA BANK ABP, NEW YORK BRANCH, as mandated lead arrangers, (v) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as arranger, (vi) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as facility agent (together with its successors and assigns, the “Facility Agent”), and (vii) the Assignee, the Lenders have agreed to make available to the Borrower a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels (as each term is defined in the Credit Agreement) (the “Facility”) on the terms and conditions stated therein. 3. Pursuant to Article VIII of the Credit Agreement, the Assignor and the other Guarantors jointly and severally guaranteed all of the Guaranteed Obligations (as defined in the Credit Agreement). 4. It is one of the conditions precedent under the Credit Agreement to the availability of the Facility that the Assignor executes and delivers this Assignment in favor of the Assignee as security for the Guaranteed Obligations and the performance and observance of and compliance with the covenants, terms and conditions contained in the Loan Documents to which the Assignor is or is to be a party (collectively, the “Secured Obligations”). NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby agrees with the Assignee as follows: SECTION 1. Assignment. (a) As security for the Secured Obligations, the Assignor hereby grants to the Assignee, for the benefit of the Lenders and the Facility Agent, a continuing, first priority security interest in and to all of the Assignor’s right, title and interest in, to and under the following property, whether now owned or existing or hereafter from time to time acquired or coming into existence (collectively, the “Collateral”): (i) all moneys whatsoever which are now, or later become payable (actually or contingently) to the Assignor, and which arise out of the use or operation of the Vessel, including

102031023.2 - 2 - (but not limited to): (A) except to the extent they fall within part (B) of this provision: (1) all freight, hire and passage moneys, (2) compensation payable to the Assignor in the event of requisition of the Vessel for hire, (3) remuneration for salvage and towage services, (4) demurrage and detention moneys; (5) damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel; and (6) all moneys which are at any time payable under Insurances in respect of loss of hire, and (B) if and whenever the Vessel is employed on terms whereby any moneys falling within part (A)(1) to (6) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel; (ii) all compensation or other moneys payable by reason of (A) any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a governmental or official authority (excluding a requisition for hire for a fixed period not exceeding one year without any right to an extension) unless it is within 30 days redelivered to the full control of the Assignor being the owner thereof, and (B) any arrest, capture or seizure of the Vessel (including any hijacking or theft) unless it is within 60 days redelivered to the full control of the Assignor; and (iii) any proceeds of any of the foregoing. (b) Upon the payment and performance in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Assignor. Upon any such termination, the Assignee will, at the Assignor’s expense, promptly execute and deliver to the Assignor such documents as the Assignor shall reasonably request to evidence such termination. SECTION 2. Notice. The Assignor hereby covenants and agrees that it will: (a) procure that notice of this Assignment in substantially the form of Annex A attached hereto shall be duly given to each person who becomes a party with the Assignor in respect of the Vessel to any charter or contract of affreightment or other contractual relationship with the Assignor in respect of the Vessel and to any other person (including, without limitation, the Assignor’s agents and representatives) who may receive or have control of any of the Collateral; and (b) use commercially reasonable efforts to cause each such person to whom such notice is given to provide consent to this Assignment where the consent of any such person is required pursuant to any such charter or contract of affreightment or other contractual relationship with the Assignor. SECTION 3. Assignor to Remain Liable. Anything herein contained to the contrary notwithstanding, the Assignee, and its respective successors and assigns, shall have no obligation or liability by reason of or arising out of this Assignment under any agreement, including without limitation under any charter or contract of affreightment, pooling agreement or other contract for the transportation of cargo, shall not be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to any agreement, including without limitation under any charter or contract of affreightment, pooling agreement or other contract for the transportation of cargo, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

102031023.2 - 3 - SECTION 4. Assignee Appointed Attorney-in-Fact. (a) The Assignor hereby constitutes the Assignee, its successors and assigns, its true and lawful attorney, irrevocably, with full power (in the name of the Assignor), upon the occurrence of an Event of Default and so long as such Event of Default shall be continuing, to carry out the provisions of this Assignment and to take any action and execute any instruments which the Assignee may deem necessary to accomplish the purposes hereof, including without limitation, to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem necessary in the premises. (b) The Assignor hereby further authorizes the Assignee to file financing statements (including Form UCC-l and UCC-3) and amendments thereto as provided in Article 9 of the UCC, and any other instrument of like effect, as the Assignee may reasonably deem necessary in connection with the perfection of the Assignee’s security interest in the Collateral. (c) The powers and authority granted to the Assignee herein have been given for valuable consideration, are coupled with an interest and are hereby declared to be irrevocable. SECTION 5. No Waiver. No failure on the part of the Assignee to exercise, and no delay in exercising, any right, remedy, power or privilege shall operate as waiver thereof, nor shall any single or partial exercise by the Assignee of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Assignee under this Assignment are cumulative and may be exercised (where possible to do so) singly, concurrently, successively and/or in conjunction with or apart from and without prejudice to any other rights and remedies available to the Assignee under the other Loan Documents and are not exclusive of any rights or remedies provided by law. SECTION 6. Further Assurances. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee and at the reasonable expense of the Assignor, it shall promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem necessary in obtaining the full benefits of this Assignment and of the rights and powers herein granted. SECTION 7. Amendments. No amendment or waiver of any provision of this Assignment, nor consent to any departure by the Assignor herefrom, shall be effective unless the same shall be in writing and signed by the Assignor and the Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. SECTION 8. Notices. Any notice, demand or other communication to be given under, or for the purpose of this Assignment shall be made as provided in Section 11.01 of the Credit Agreement. SECTION 9. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

[Signature Page – Assignment of Earnings] IN WITNESS WHEREOF, the Assignor has executed and delivered this Assignment of Earnings on the date first above written. [] EAGLE LLC, as Assignor By: ___________________________ Name: Title:

102031023.2 ANNEX A NOTICE OF ASSIGNMENT To: [] [Address] PLEASE TAKE NOTICE that, pursuant to an Assignment of Earnings dated ______________, 20____ (the “Assignment”) made by the undersigned to and in favor of CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Security Trustee (the “Assignee”) in respect of the Marshall Islands registered vessel “[]” (the “Vessel”), the undersigned has granted to the Assignee a continuing, first priority security interest in and to all of the undersigned’s right, title and interest in, to and under: (i) all moneys whatsoever which are now, or later become payable (actually or contingently) to the undersigned, and which arise out of the use or operation of the Vessel, including: (a)except to the extent they fall within part (B) of this provision: (1) all freight, hire and passage moneys, (2) compensation payable to the undersigned in the event of requisition of the Vessel for hire, (3) remuneration for salvage and towage services, (4) demurrage and detention moneys; (5) damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel; and (6) all moneys which are at any time payable under Insurances in respect of loss of hire, and (B) if and whenever the Vessel is employed on terms whereby any moneys falling within part (A)(1) to (6) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel; (ii) all compensation or other moneys payable by reason of (A) any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a governmental or official authority (excluding a requisition for hire for a fixed period not exceeding one year without any right to an extension) unless it is within 30 days redelivered to the full control of the undersigned being the owner thereof, and (B) any capture or seizure of the Vessel (including any hijacking or theft) unless it is within 30 days redelivered to the full control of the undersigned. As from the date hereof and so long as the foregoing Assignment is in effect, you are hereby irrevocably authorized and instructed to pay all of the foregoing amounts from time to time due and payable to, or receivable by, the undersigned to our account as follows: Bank: [ABN AMRO Bank N.V. Rotterdam, The Netherlands] IBAN No. [●] Swift Code: [ABNANL2A] Account No: [●] Beneficiary: [●],

102031023.2 or to such other account as the Assignee may direct by notice in writing to you from time to time, all such payments to be made in immediately available funds by wire transfer on the day when such payment is due. [Signature Page Follows on Next Page]

102031023.2 Dated: ________________, 20____ [] EAGLE LLC By: _____________________________ Name: Title:

101955520.14 EXHIBIT D FORM OF ASSIGNMENT OF INSURANCES

EXHIBIT D 102031034.2 - 1 - FORM OF ASSIGNMENT OF INSURANCES THIS ASSIGNMENT OF INSURANCES, dated ______________, 20____ (this “Assignment”), is made by [] EAGLE LLC, a limited liability company formed in the Republic of The Marshall Islands (the “Assignor”), to and in favor of CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Security Trustee (the “Assignee”, which expression includes its successors and assigns) for the Lenders and the Facility Agent. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement (as defined below). WHEREAS: 1. The Assignor is the sole owner of the whole of the vessel [] registered under the laws and flag of the Republic of The Marshall Islands, Official Number [] (the “Vessel”). 2. Pursuant to a Credit Agreement dated as of [], 2021 (as the same may be amended or supplemented from time to time, the “Credit Agreement”) among (i) Eagle Bulk Holdco LLC, a Marshall Islands limited liability company, as borrower (the “Borrower”), (ii) Eagle Bulk Shipping Inc., the Assignor and the other parties named therein, as joint and several guarantors (collectively, the “Guarantors”), (iii) the banks and financial institutions named therein as lenders (together with their successors and assigns, the “Lenders”), (iv) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and NORDEA BANK ABP, NEW YORK BRANCH, as mandated lead arrangers, (v) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as arranger, (vi) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as facility agent (together with its successors and assigns, the “Facility Agent”), and (vii) the Assignee, the Lenders have agreed to make available to the Borrower a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels (as each term is defined in the Credit Agreement) (the “Facility”) on the terms and conditions stated therein. 3. Pursuant to Article VIII of the Credit Agreement, the Assignor and the other Guarantors jointly and severally guaranteed all of the Guaranteed Obligations (as defined in the Credit Agreement). 4. It is one of the conditions precedent under the Credit Agreement to the availability of the Facility that the Assignor executes and delivers this Assignment in favor of the Assignee as security for the Guaranteed Obligations and the performance and observance of and compliance with the covenants, terms and conditions contained in the Loan Documents to which the Assignor is or is to be a party (collectively, the “Secured Obligations”). NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby agrees with the Assignee as follows: SECTION 1. Assignment. (a) As security for the Secured Obligations, the Assignor hereby grants, sells, transfers, assigns and sets over unto the Assignee, for the benefit of the Lenders and the Facility Agent, a continuing, first priority security interest in and to all of the Assignor’s right, title and interest in, to and under the following property, whether now owned or existing or hereafter from time to time acquired or coming into existence (collectively, the “Collateral”): (i) all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association, and excluding loss of hire, effected in

102031034.2 - 2 - respect of the Vessel, its Earnings or otherwise in relation to the Vessel whether before, on or after the date of the Credit Agreement; (ii) all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a premium and any rights in respect of any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of the Credit Agreement; (iii) all other rights of the Assignor under or in respect of said insurances; and (iv) any proceeds of any of the foregoing. (b) Any payments made pursuant to the terms hereof shall be made to such account as may, from time to time, be designated by the Assignee. (c) Upon the payment and performance in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Assignor. Upon any such termination, the Assignee will, at the Assignor’s expense, promptly execute and deliver to the Assignor such documents as the Assignor shall reasonably request to evidence such termination. SECTION 2. Notice; Loss Payable Clauses. The Assignor hereby covenants and agrees to procure that notice of this Assignment in the form attached hereto as Exhibit 1 shall be duly given to all insurance brokers, underwriters and protection and indemnity clubs, and that where the consent of any underwriter or protection and indemnity club is required pursuant to any of the insurances assigned hereby, it shall be obtained and evidence thereof shall be given to the Assignee, or, in the alternative, the Assignor shall obtain, with the Assignee’s approval, a letter of undertaking by each of the underwriters and the protection and indemnity club that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such notice of this Assignment and the loss payable clauses in the forms attached hereto as Exhibit 2(a) and Exhibit 2(b) or as the Assignee may otherwise approve in its sole discretion. SECTION 3. Assignor to Remain Liable. Anything contained in this Assignment to the contrary notwithstanding, the Assignor shall at all times remain fully liable under said insurances to perform all of the duties and obligations assumed by it thereunder to the same extent as if this Assignment had not been executed, and the Assignee shall have no obligation or liability (including, without limitation, any obligation or liability with respect to the payment of premiums, calls or assessments) under said insurances by reason of or arising out of this Assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any of the duties or obligations of the Assignor under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by the Assignee or to present or file any claim or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times. SECTION 4. Assignee Appointed Attorney-in-Fact. (a) The Assignor hereby constitutes the Assignee, its successors and assigns, its true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise), upon the occurrence of an Event of Default and so long as such Event of Default shall be continuing, to carry out the provisions of this Assignment and to take any action and execute any instruments which the Assignee may deem necessary to accomplish the purposes hereof, including without limitation, to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem necessary in the premises.

102031034.2 - 3 - (b) The Assignor hereby further authorizes the Assignee to file financing statements (including Form UCC-l and UCC-3) and amendments thereto as provided in Article 9 of the UCC, and any other instrument of like effect, as the Assignee may reasonably deem necessary in connection with the perfection of the Assignee’s security interest in the Collateral. (c) The powers and authority granted to the Assignee herein have been given for valuable consideration, are coupled with an interest and are hereby declared to be irrevocable. SECTION 5. No Waiver. No failure on the part of the Assignee to exercise, and no delay in exercising, any right, remedy, power or privilege shall operate as waiver thereof, nor shall any single or partial exercise by the Assignee of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Assignee under this Assignment are cumulative and may be exercised (where possible to do so) singly, concurrently, successively and/or in conjunction with or apart from and without prejudice to any other rights and remedies available to the Assignee under the other Loan Documents are not exclusive of any rights or remedies provided by law. SECTION 6. Further Assurances. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee and at the expense of the Assignor, it shall promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted. SECTION 7. Amendments. No amendment or waiver of any provision of this Assignment, nor consent to any departure by the Assignor herefrom, shall be effective unless the same shall be in writing and signed by the Assignor and the Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. SECTION 8. Notices, Etc. Any notice, demand or other communication to be given under, or for the purpose of this Assignment shall be made as provided in Section 11.01 of the Credit Agreement. SECTION 9. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

[Signature Page – Assignment of Insurances] IN WITNESS WHEREOF, the Assignor has executed and delivered this Assignment of Insurances on the date first above written. [] EAGLE LLC, as Assignor By: ___________________________ Name: Title:

102031034.2 Exhibit 1 NOTICE OF ASSIGNMENT [] EAGLE LLC, as Owner of the Marshall Islands registered vessel [] (the “Vessel”), HEREBY GIVES NOTICE that by an Assignment of Insurances dated the date hereof and made by it in favor of CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Security Trustee (the “Assignee”), it has assigned to the Assignee all of its right, title and interest in, to and under [of the following property in relation to] the Vessel[: (i) all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association[, and excluding loss of hire], effected in respect of the Vessel, its Earnings or otherwise in relation to the Vessel whether before, on or after the date of the Credit Agreement; (ii) all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a premium and any rights in respect of any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of the Credit Agreement; (iii) all other rights of the Assignor under or in respect of said insurances; and (iv) any proceeds of any of the foregoing]. This Notice is to be endorsed on all policies and certificates of entry evidencing such insurance. Dated: _______________, 20____ [] EAGLE LLC By: ___________________________ Name: Title:

102031034.2 EXHIBIT 2(a) LOSS PAYABLE CLAUSE Hull and War Risks Loss, if any, payable to CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Security Trustee and Mortgagee (the “Mortgagee”), for distribution by the Mortgagee to itself and [] EAGLE LLC, as Owner (the “Owner”), as their respective interests may appear, or order, except that, unless underwriters have been otherwise instructed by notice in writing from the Mortgagee, in the case of any loss involving any damage to the Vessel or liability of the Vessel, the underwriters may pay directly for the repair, salvage, liability or other charges involved or, if the Owner shall have first fully repaired the damage and paid the cost thereof, or discharged the liability or paid all of the salvage or other charges, then the underwriters may pay the Owner as reimbursement therefor; provided that if such damage involves a loss in excess of U.S. $[1,500,000] or its equivalent the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee. In the event of an actual or constructive total loss or a compromised or arranged total loss or requisition of title, all insurance payments therefor shall be paid to the Mortgagee for distribution in accordance with the terms of the mortgage on the Vessel.

102031034.2 EXHIBIT 2(b) LOSS PAYABLE CLAUSE Protection and Indemnity Payment of any recovery that the Owner is entitled to make out of the funds of the club in respect of any liability, cost or expenses incurred by it shall be made to the Owner or its order unless and until the club receives notice from CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as security trustee and as mortgagee, 12 Place des Etats-Unis, CS 70052, 92547 Montrouge Cedex, France, that the Owner is in default under the Mortgage, in which event all recoveries shall thereafter be paid to CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, 12 Place des Etats-Unis, CS 70052, 92547 Montrouge Cedex, France, or to their order, provided always that no liability whatsoever shall attach to the club, its managers or their agents for failure to comply with the latter obligation until after the expiry of two business days from the receipt of such notice.

101955520.14 EXHIBIT E FORM OF BORROWING REQUEST

EXHIBIT E 102031035.3 - 1 - FORM OF BORROWING REQUEST To: Crédit Agricole Corporate and Investment Bank, as Facility Agent Asset Finance Groups – Ship Finance 12 Place des Etats-Unis CS 70052 92547 Montrouge Cedex, France Attn : Agency and Middle-Office for Shipping Telephone: +33 1 41 89 98 05 / +33 1 41898696 Email: cyprien.foulfoin@ca-cib.com / rosine.serra-joannides@ca-cib.com Crédit Agricole Corporate and Investment Bank 1301 Avenue of the Americas New York, New York 10019 United States Attn: George Gkanasoulis / Manon Didier Telephone: +1 212 261 3869 / +1 212 261 3962 Email: George.GKANASOULIS@ca-cib.com / manon.didier@ca-cib.com / NYShipFinance@ca-cib.com [Date] BORROWING REQUEST 1. We refer to the Credit Agreement dated as of [], 2021 (the “Credit Agreement”) among ourselves, as Borrower, the Guarantors referred to therein, the Lenders referred to therein, the Mandated Lead Arrangers referred to therein, and yourselves as Arranger, as Facility Agent and as Security Trustee in connection with senior secured revolving credit facility in an aggregate principal amount of up to lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels (as each term is defined in the Credit Agreement) (the “Facility”) on the terms and conditions stated therein. 2. Terms defined in the Credit Agreement have their defined meanings when used in this Borrowing Request. 3. We request a Borrowing as follows: (a) Amount: US$[]; (b) Drawdown Date: []; (c) Duration of the first Interest Period shall be [] months; and (d) Payment instructions: [] 4. We represent and warrant that:

(a) no Event of Default has occurred or would result from the Borrowing; (b) the representations and warranties in Article III of the Credit Agreement and those of the Borrower or any other Security Party which are set out in the other Loan Documents are true and not misleading as of the date of this Borrowing Request and will be true and not misleading as of the date of the Borrowing, in each case with reference to the circumstances then existing; (c) there has been no Material Adverse Effect; and (d) if the tests set out in Article VII or Section 5.04 were applied immediately following the making of the Borrowing, the Borrower would not be obliged to provide additional Collateral or prepay part of the Borrowings as therein provided (determined on the basis of the most recent valuation for each Vessel delivered pursuant to Section 5.03). 5. This notice cannot be revoked without the prior consent of the Required Lenders. EAGLE BULK HOLDCO LLC By: ___________________________ Name: Title:

101955520.14 EXHIBIT F FORM OF CHARTER ASSIGNMENT

EXHIBIT F 102031066.2 - 1 - FORM OF CHARTER ASSIGNMENT THIS CHARTER ASSIGNMENT, dated _______________, 20____ (this “Assignment”), is made by [] EAGLE LLC, a limited liability company formed in the Republic of The Marshall Islands (the “Assignor”), to and in favor of CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Security Trustee (the “Assignee”, which expression includes its successors and assigns) for the Lenders and the Facility Agent. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Credit Agreement (as defined below). WHEREAS: 1. The Assignor is the sole owner of the whole of the vessel [] registered under the laws and flag of the Republic of The Marshall Islands, Official Number [] (the “Vessel”). 2. The Assignor has chartered the Vessel to [], a [corporation incorporated] [limited liability company formed] [company organized] in [] (the “Charterer”), pursuant to the terms of a [time] charter agreement dated [] (as the same may be amended or supplemented from time to time, the “Charter”) between the Assignor and the Charterer. 3. Pursuant to a Credit Agreement dated as of [], 2021 (as the same may be amended or supplemented from time to time, the “Credit Agreement”) among (i) Eagle Bulk Holdco LLC, a Marshall Islands limited liability company, as borrower (the “Borrower”), (ii) Eagle Bulk Shipping Inc., the Assignor and the other parties named therein, as joint and several guarantors (collectively, the “Guarantors”), (iii) the banks and financial institutions named therein as lenders (together with their successors and assigns, the “Lenders”), (iv) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and NORDEA BANK ABP, NEW YORK BRANCH, as mandated lead arrangers, (v) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as arranger, (vi) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as facility agent (together with its successors and assigns, the “Facility Agent”), and (vii) the Assignee, the Lenders have agreed to make available to the Borrower a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels (as each term is defined in the Credit Agreement) (the “Facility”) on the terms and conditions stated therein. 4. Pursuant to Article VIII of the Credit Agreement, the Assignor and the other Guarantors jointly and severally guaranteed all of the Guaranteed Obligations (as defined in the Credit Agreement). 5. It is one of the conditions precedent under the Credit Agreement to the availability of the Facility that the Assignor executes and delivers this Assignment in favor of the Assignee as security for the Guaranteed Obligations and the performance and observance of and compliance with the covenants, terms and conditions contained in the Loan Documents to which the Assignor is or is to be a party (collectively, the “Secured Obligations”). NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby agrees with the Assignee as follows: SECTION 1. Assignment. (a) As security for the Secured Obligations, the Assignor hereby grants to the Assignee, for the benefit of the Lenders and the Facility Agent, a continuing, first priority security interest in and to all of the Assignor’s right, title and interest in, to and under the following

102031066.2 - 2 - property, whether now owned or existing or hereafter from time to time acquired or coming into existence (collectively, the “Collateral”): (i) the Charter; (ii) all claims, rights, remedies, powers and privileges for moneys due and to become due to the Assignor pursuant to the Charter; (iii) all claims, rights, remedies, powers and privileges for failure of the Charterer to meet any of its obligations under the Charter; (iv) the right to make all waivers, consents and agreements under the Charter; (v) the right to give and receive all notices and other instruments or communications under the Charter; (vi) the right to take such action, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Charter, or by law; (vii) the right to do any and all other things whatsoever which the Assignor is, or may be, entitled to do under the Charter including, without limitation, termination of the Charter pursuant to the terms and conditions stated therein; and (viii) any proceeds of the foregoing. (b) Upon the payment and performance in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Assignor. Upon any such termination, the Assignee will, at the Assignor’s expense, promptly execute and deliver to the Assignor such documents as the Assignor shall reasonably request to evidence such termination. (c) For the avoidance of doubt, so long as no Event of Default has occurred and is continuing, the Assignor shall be entitled, subject to the other provisions of this Assignment and the other Loan Documents, to exercise its rights under the Charter. SECTION 2. Notice and Consent. The Assignor hereby covenants and agrees that it will upon the execution and delivery of this Assignment: (a) procure that notice of this Assignment in substantially the form of Annex A attached hereto shall be duly given to the Charterer; and (b) use reasonable commercial efforts to cause the Charterer to execute a consent to this Assignment in the form of Annex B attached hereto (or such other form agreed between the Assignor and the Assignee). SECTION 3. Assignor to Remain Liable. Anything herein contained to the contrary notwithstanding: (a) The Assignor shall at all times remain fully liable under the Charter to perform all of the duties and obligations assumed by it thereunder to the same extent as if this Assignment had not been executed, and the Assignee shall have no obligation or liability under the Charter by reason of or arising out of this Assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any of

102031066.2 - 3 - the duties or obligations of the Assignor under or pursuant to the Charter or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by the Assignee or to present or file any claim or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times; and (b) No notice, request or demand under the Charter shall be valid as against the Assignee unless and until a copy thereof is furnished to the Assignee. SECTION 4. Event of Default. Upon the occurrence of an Event of Default and so long as such Event of Default shall be continuing: (a) In addition to its rights under Section 9.01 of the Credit Agreement, the Assignee shall have the right (but not the obligation) to assume the Assignor’s position in the Charter and in such capacity perform the Assignor’s obligations under the Charter and to exercise the Assignor’s rights under the Charter; (b) The Assignor shall forthwith, and the Assignee may at any time thereafter, instruct the Charterer to deliver directly to the Assignee copies of all notices and other instruments, certificates, reports and communications required or permitted to be given or made by the Charterer to the Assignor pursuant to the Charter; and (c) The Assignor shall do or permit to be done each and every act or thing which the Assignee may from time to time reasonably require to be done for the purpose of enforcing the Assignee’s rights under this Assignment and the Charter. SECTION 5. Assignee Appointed Attorney-in-Fact. (a) The Assignor hereby constitutes the Assignee, its successors and assigns, its true and lawful attorney, irrevocably, with full power of substitution (in the name of the Assignor), upon the occurrence of an Event of Default and so long as such Event of Default shall be continuing, to carry out the provisions of this Assignment and to take any action and execute any instruments which the Assignee may deem necessary or advisable to accomplish the purposes hereof, including without limitation, to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem necessary or advisable in the premises, including, without limitation, termination of the Charter to the extent permitted by the terms thereof. (b) The Assignor hereby further authorizes the Assignee to file financing statements (including Form UCC-l and UCC-3) and amendments thereto as provided in Article 9 of the Uniform Commercial Code, and any other instrument of like effect, as the Assignee may reasonably deem necessary in connection with the perfection of the Assignee’s security interest in the Collateral. (c) The powers and authority granted to the Assignee herein have been given for valuable consideration, are coupled with an interest and are hereby declared to be irrevocable. SECTION 6. No Waiver. No failure on the part of the Assignee to exercise, and no delay in exercising, any right, remedy, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise by the Assignee of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Assignee under this Assignment are cumulative and may be exercised (where possible to do so) singly, concurrently, successively and/or in conjunction with or apart from and without prejudice to any

102031066.2 - 4 - other rights and remedies available to the Assignee under the other Loan Documents and are not exclusive of any rights or remedies provided by law. SECTION 7. Further Assurances. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee and at the reasonable expense of the Assignor, it shall promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem necessary in obtaining the full benefits of this Assignment and of the rights and powers herein granted. SECTION 8. Amendments. No amendment or waiver of any provision of this Assignment, nor consent to any departure by the Assignor herefrom, shall be effective unless the same shall be in writing and signed by the Assignor and the Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. SECTION 9. Notices. Any notice, demand or other communication to be given under, or for the purpose of this Assignment shall be made as provided in Section 11.01 of the Credit Agreement. SECTION 10. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

[Signature Page – Charter Assignment] IN WITNESS WHEREOF, the Assignor has executed and delivered this Charter Assignment on the date first above written. [] EAGLE LLC, as Assignor By: ___________________________ Name: Title:

102031066.2 ANNEX A NOTICE OF ASSIGNMENT To: [], as Charterer [Address] PLEASE TAKE NOTICE that, pursuant to a Charter Assignment dated [] (the “Assignment”) made by the undersigned to and in favor of CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Security Trustee (the “Assignee”), the undersigned has granted to the Assignee a continuing, first priority security interest in and to all of the undersigned’s right, title and interest in, to and under the [Time] Charter dated [] (the “Charter”) between the undersigned as Owner and [] as charterer (the “Charterer”) for the Marshall Islands registered vessel [] (the “Vessel”), including without limitation: (i) all claims, rights, remedies, powers and privileges for moneys due and to become due to the undersigned pursuant to the Charter; (ii) all claims, rights, remedies, powers and privileges for failure of the Charterer to meet any of its obligations under the Charter; (iii) the right to make all waivers, consents and agreements under the Charter; (iv) the right to give and receive all notices and other instruments or communications under the Charter; (v) the right to take such action, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Charter, or by law; (vi) the right to do any and all other things whatsoever which the undersigned is, or may be, entitled to do under the Charter including, without limitation, termination of the Charter pursuant to the terms and conditions stated therein; and (vii) any proceeds of the foregoing. As from the date hereof and so long as the Assignment is in effect, you are hereby irrevocably authorized and instructed to pay all amounts from time to time due and payable to, or receivable by, the undersigned under the Charter to our account as follows: Bank: [ABN AMRO Bank N.V. Rotterdam, The Netherlands] IBAN No. [●] Swift Code: [ABNANL2A] Account No: [●] Beneficiary: [●], or to such other account as the Assignee may direct by notice in writing to you from time to time, all such payments to be made in immediately available funds by wire transfer on the day when such payment is due in accordance with the terms of the Charter. Please confirm your consent to the Assignment by executing and returning the Consent and Agreement attached below.

102031066.2 Dated: _______________, 20____ [] EAGLE LLC By: ___________________________ Name: Title:

102031066.2 ANNEX B CONSENT AND AGREEMENT TO: Crédit Agricole Corporate and Investment Bank Asset Finance Groups – Ship Finance 12 Place des Etats-Unis CS 70052 92547 Montrouge Cedex, France Attn : Agency and Middle-Office for Shipping Telephone: +33 1 41899805 / +33 1 41898696 Email: cyprien.foulfoin@ca-cib.com / rosine.serra-joannides@ca-cib.com Crédit Agricole Corporate and Investment Bank 1301 Avenue of the Americas New York, New York 10019 United States Attn: George Gkanasoulis / Manon Didier Telephone: +1 212 261 3869 / +1 212 261 3962 Email: George.GKANASOULIS@ca-cib.com / manon.didier@ca-cib.com / NYShipFinance@ca-cib.com The undersigned refers to the notice (the “Notice”) given to them by [] EAGLE LLC (the “Assignor”) in respect of the Charter Assignment dated [] (the “Assignment”) made by the Assignor to and in favor of you (the “Assignee”). Capitalized terms used but not defined herein shall have the meaning assigned such terms in the Notice. The undersigned, as Charterer, in consideration of one dollar ($1.00) lawful money of the United States of America paid to it, hereby acknowledges receipt of the Notice, consents and agrees to the Assignment and to all of the respective terms thereof and hereby confirms and further agrees that: (a) The Charter is in full force and effect and is the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms. (b) As from the date hereof and so long as the Assignment is in effect, the undersigned will pay all amounts from time to time due and payable to, or receivable by, the Assignor under the Charter to the Assignor’s account as follows: Bank: [ABN AMRO Bank N.V.1 Rotterdam, The Netherlands] IBAN No. [●] Swift Code: [●] Account No: [●] Beneficiary: [●], 1 NRF Note: Location of Earnings Accounts subject to confirmation.

102031066.2 or to such other account as the Assignee may direct by notice in writing to us from time to time, all such payments to be made in immediately available funds by wire transfer on the day when such payment is due in accordance with the terms of the Charter. (c) Upon receipt by the undersigned of notice from the Assignee that an event of default has occurred and is continuing in respect of the Assignment: (i) the undersigned acknowledges and agrees that the Assignee shall have the right but not the obligation to perform the Assignor’s obligations under the Charter and to exercise the Assignor’s rights under the Charter; (ii) the undersigned shall deliver to the Assignee at its address above copies of all notices and other instruments, certificates, reports and communications required or permitted to be given or made to the Assignor pursuant to the Charter; and (iii) the undersigned shall fully cooperate with the Assignee in exercising rights available to the Assignee under the Assignment. This Consent and Agreement shall be governed by the laws of the State of New York and may be relied on by the Assignor and the Assignee. IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has caused this Consent and Agreement to be duly executed. Dated: _______________, 20____ [], as Charterer By: _____________________________ Name: Title:

101955520.14 EXHIBIT G FORM OF GUARANTOR ACCESSION AGREEMENT

EXHIBIT G 102031068.2 FORM OF GUARANTOR ACCESSION AGREEMENT THIS GUARANTOR ACCESSION AGREEMENT, dated _______________, 20____ (this “Agreement”), is made between [], a [corporation incorporated][limited liability company formed][company formed] in [] (the “Acceding Guarantor”), and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Facility Agent (together with its successors and assigns, the “Facility Agent”) for itself and each of the Lenders party to the Credit Agreement referred to below. Capitalized terms used but not defined herein shall have the meaning assigned such terms in the Credit Agreement (as defined below). WHEREAS: 1. Pursuant to a Credit Agreement dated as of [], 2021 (as the same may be amended or supplemented from time to time, the “Credit Agreement”) among (i) Eagle Bulk Holdco LLC, a Marshall Islands limited liability company, as borrower (the “Borrower”), (ii) Eagle Bulk Shipping Inc. and the other parties named therein, as joint and several guarantors (collectively, the “Guarantors”), (iii) the banks and financial institutions named therein as lenders (together with their successors and assigns, the “Lenders”), (iv) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and NORDEA BANK ABP, NEW YORK BRANCH, as mandated lead arrangers, (v) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as arranger, (vi) the Facility Agent as facility agent, and (vii) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as security trustee, the Lenders have agreed to make available to the Borrower a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels (as each term is defined in the Credit Agreement) (the “Facility”) on the terms and conditions stated therein. 2. Pursuant to Article VIII of the Credit Agreement, the Guarantors jointly and severally guaranteed all of the Guaranteed Obligations (as defined in the Credit Agreement). 3. The Acceding Guarantor is a subsidiary of the Borrower and has agreed to become a party to the Credit Agreement as a Guarantor with effect from the date hereof in all respects as if it had been an original party to the Credit Agreement. NOW, THEREFORE, it is agreed as follows: SECTION 1. Accession. The Acceding Guarantor shall become a party to the Credit Agreement as a Guarantor with effect from the date hereof in all respects as if it had been an original Guarantor party to the Credit Agreement. The Acceding Guarantor confirms that it intends to be party to the Credit Agreement as a Guarantor, undertakes to perform all the obligations expressed to be assumed by a Guarantor under the Credit Agreement and agrees that it shall be bound by all the provisions of the Credit Agreement applicable to a Guarantor as if it had been an original party to the Credit Agreement. The Acceding Guarantor confirms that it has received a copy of the Credit Agreement, the other Loan Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Guarantor under the Credit Agreement. SECTION 2. Address for Notices. For purposes of Section 11.01 of the Loan Agreement, the Acceding Guarantor’s address for notice is:

102031068.2 [] [] [] Attention: [] SECTION 3. Amendment. This Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.02 of the Credit Agreement. SECTION 4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

EXHIBIT G 102031068.2 IN WITNESS WHEREOF, the Acceding Guarantor and the Facility Agent have executed and delivered this Agreement on the date first above written. [], CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Acceding Guarantor as Facility Agent By: __________________________ By: __________________________ Name: Name: Title: Title:

101955520.14 EXHIBIT H FORM OF MANAGER’S UNDERTAKING

EXHIBIT H 102031071.2 - 1 - FORM OF MANAGER'S UNDERTAKING To: Crédit Agricole Corporate and Investment Bank Asset Finance Groups – Ship Finance 12 Place des Etats-Unis CS 70052 92547 Montrouge Cedex, France Attn : Agency and Middle-Office for Shipping Telephone: +33 1 41899805 / +33 1 41898696 Email: cyprien.foulfoin@ca-cib.com / rosine.serra-joannides@ca-cib.com Crédit Agricole Corporate and Investment Bank 1301 Avenue of the Americas New York, New York 10019 United States Attn: George Gkanasoulis / Manon Didier Telephone: +1 212 261 3869 / +1 212 261 3962 Email: George.GKANASOULIS@ca-cib.com / manon.didier@ca-cib.com / NYShipFinance@ca-cib.com From: [Name and address of Approved Manager] Date: _______________, 20____ Re: [] (the “Vessel”) Dear Sirs 1 BACKGROUND 1.1 Entry into Credit Agreement. We refer to the Credit Agreement dated of as [], 2021 (as the same may be amended or supplemented from time to time, the “Credit Agreement”) among (i) Eagle Bulk Holdco LLC, a Marshall Islands limited liability company, as borrower (the “Borrower”), (ii) Eagle Bulk Shipping Inc. and the parties named therein, as joint and several guarantors (collectively, the “Guarantors”), (iii) the banks and financial institutions named therein as lenders (together with their successors and assigns, the “Lenders”), (iv) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and NORDEA BANK ABP, NEW YORK BRANCH, as mandated lead arrangers, (v) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as arranger, (vi) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as facility agent (together with its successors and assigns, the “Facility Agent”), and (vii) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as security trustee (the “Security Trustee”), the Lenders have agreed to make available to the Borrower a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels (as each term is defined in the Credit Agreement) (the “Facility”) on the terms and conditions stated therein. 1.2 Entry into Manager’s Undertaking. We have been further advised by the Borrower that one of the conditions to the availability of the Loan under the Credit Agreement is that we enter into this Manager’s Undertaking in favor of the Facility Agent in respect of the Vessel which is owned by [] SHIPPING LLC (the “Owner”).

102031071.2 - 2 - 2 INTERPRETATION 2.1 Defined expressions. Words and expressions defined in the Credit Agreement shall have the same meanings when used in this Manager’s Undertaking unless the context otherwise requires. 3 CONFIRMATION OF APPOINTMENT, ETC. 3.1 Confirmation of appointment. We confirm that we have been appointed by the Owner as the manager of the Vessel on the terms of a Management Agreement dated [] (the “Management Agreement”), a copy of which is attached to this Manager’s Undertaking. 3.2 Certification. We certify that the attached Management Agreement is a true and complete copy of such document and that no addenda or supplements to it exist as at the date of this Manager’s Undertaking. 4 UNDERTAKINGS 4.1 Undertakings. In consideration of the Facility Agent granting its approval to our appointment as manager of the Vessel, we irrevocably and unconditionally undertake with the Facility Agent, for as long as any amount remains owing to any Finance Party under the Loan Documents, but only for so long as the Management Agreement remains in force, as follows: (a) that we shall not, without the Facility Agent’s prior written consent, supplement or amend the Management Agreement; (b) that all claims of whatsoever nature which we have or may have at any time after the date of this Manager’s Undertaking against or in connection with the Vessel, the Earnings, the Insurances or any Requisition Compensation or against the Owner shall rank after and be in all respects subordinate to all of the rights and claims of all the Finance Parties under the Loan Documents; (c) that we shall not take any step to exercise or enforce any right or remedy which we now or at any later time have under any applicable law against the Owner or the Vessel, the Earnings, the Insurances or any Requisition Compensation; (d) that we shall not institute any legal or administrative action or any quasi-legal proceedings under any applicable law at any time after the date of this Manager’s Undertaking against the Vessel, the Earnings, the Insurances or any Requisition Compensation or against the Owner in any capacity; (e) that we shall not compete with any of the Finance Parties in a liquidation or other winding-up or bankruptcy of the Owner or in any legal or administration action or any quasi legal proceedings in connection with the Vessel, the Earnings, the Insurances or any Requisition Compensation; (f) that we shall upon the Facility Agent’s first written request deliver to the Facility Agent all documents of whatever nature which we hold in connection with the Owner, the Vessel, the Earnings, the Insurances or any Requisition Compensation; (g) that we shall continue to act as manager of the Vessel pursuant to the terms and conditions of the Management Agreement for as long as the Vessel remains in the ownership of the Owner and any Guaranteed Obligations remain outstanding pursuant to the Loan Documents;

102031071.2 - 3 - (h) that we shall not do or omit to do or cause anything to be done or omitted which might be contrary to or incompatible with the obligations undertaken by the Owner under the Credit Agreement and the other Loan Documents; (i) that, upon giving us reasonable notice, we shall sign any consent reasonably required by any insurance broker and/or underwriter and shall provide all documents, evidence and information and do all other things reasonably necessary so that the Security Trustee can collect or recover any moneys payable in respect of the Insurances; and (j) that, to the extent we are or may be named as an assured under any Insurances, any deductible payable in respect of a claim under such Insurances shall be apportioned between us, every other named assured and the Security Trustee in proportion to the aggregate claims made or paid by each such party. 5 GOVERNING LAW AND JURISDICTION 5.1 Governing law. THIS MANAGER’S UNDERTAKING SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 5.2 Consent to jurisdiction. (a) We hereby irrevocably and unconditionally submit to the non-exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court thereof, in any action or proceeding arising out of or relating to this Manager’s Undertaking or for recognition or enforcement of any judgment, and we hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such New York State Court or, to the extent permitted by law, in such Federal court. We agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (b) We hereby irrevocably and unconditionally waive, to the fullest extent we may legally and effectively do so, any objection which we may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Manager’s Undertaking in any New York State or Federal court and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any immunity from jurisdiction of any court or from any legal process. (c) We hereby irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to our address at []. We also agree that service of process may be made on us by any other method of service provided for under the applicable laws in effect in the State of New York. 5.3 Waiver of jury trial. WE IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MANAGER’S UNDERTAKING. 5.4 Facility Agent and Security Trustee’s rights unaffected. Nothing in this Clause 5 shall exclude or limit any right which the Facility Agent and the Security Trustee may have (whether under the law of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction. 5.5 Meaning of “proceedings”. In this paragraph “proceedings” means proceedings of any kind, including an application for a provisional or protective measure.

102031071.2 - 4 - [Signature Page Follows on Next Page]

[Signature Page – Manager’s Undertaking] [] By: Name: Title:

101955520.14 EXHIBIT I FORM OF MEMBERSHIP INTEREST PLEDGE

EXHIBIT I 102031077.3 - 1 - FORM OF PLEDGE AND SECURITY AGREEMENT (MEMBERSHIP INTERESTS) PLEDGE AND SECURITY AGREEMENT, dated _________________, 2021 (as hereafter amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), made by [EAGLE BULK HOLDCO LLC] / [EAGLE BULK SHIPPING INC.], a [limited liability company] / [corporation] formed and existing under the laws of the Republic of The Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Pledgor”), to and in favor of CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK in its capacity as Security Trustee (the “Pledgee”, which expression includes its successors and assigns) for the Lenders and the Facility Agent (as each term is defined below). WHEREAS: 1. Pursuant to a Credit Agreement dated as of [], 2021 (as the same may be amended or supplemented from time to time, the “Credit Agreement”) among (i) [the Pledgor] / [Eagle Bulk Holdco LLC], as borrower, (ii) [Eagle Bulk Shipping Inc.] / [the Pledgor] and the [other] parties named therein, as joint and several guarantors (collectively, the “Guarantors”), (iii) the banks and financial institutions named therein as lenders (together with their successors and assigns, the “Lenders”), (iv) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and NORDEA BANK ABP, NEW YORK BRANCH, as mandated lead arrangers, (v) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as arranger, (vi) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as facility agent (together with its successors and assigns, the “Facility Agent”), and (viii) the Pledgee, the Lenders have agreed to make available to the Borrower a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels (as each term is defined in the Credit Agreement) (the “Facility”) on the terms and conditions stated therein. 2. Pursuant to Article VIII of the Credit Agreement, the Pledgor and the other Guarantors jointly and severally guaranteed all of the Guaranteed Obligations (as defined in the Credit Agreement). 3. It is one of the conditions precedent under the Credit Agreement to the availability of the Facility that the Pledgor shall have granted the Lien contemplated by this Agreement. NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make the Facility pursuant to the Credit Agreement, the Pledgor hereby agrees with the Pledgee as follows: SECTION 1. Definitions and Interpretation. (a) As used in this Agreement, the following terms shall have the following meanings: “Collateral” has the meaning given such term in Section 2. “Company” means [each of] the Marshall Islands limited liability [companies] / [company] identified in Schedule 1 hereto. “Credit Agreement” has the meaning given such term in the recitals hereof.

102031077.3 - 2 - “Limited Liability Company Assets” means all assets, whether tangible or intangible and whether real, personal or mixed, at any time owned or represented by any Limited Liability Company Interest. “Limited Liability Company Interests” means the entire limited liability company membership interest at any time owned by the Pledgor in [a] / [the] Company. “Pledgee” has the meaning given such term in the introduction hereof, subject to Section 10.01(b) of the Credit Agreement. “Pledgor” has the meaning given such term in the introduction hereof. “Secured Obligations” has the meaning given such term in Section 3. “Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time. “Security Period” means the period commencing on the date hereof and ending on the date that all amounts which have become due for payment by the Pledgor or any Security Party under the Loan Documents have been paid, no amount is owing or has accrued under any Loan Document and none of the Security Parties has any future or contingent liability under the Loan Documents (of which the Facility Agent has given the Pledgor notice) (other than contingent indemnification or reimbursement obligations) (both dates inclusive). “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. (b) Each other capitalized term used and not otherwise defined herein has the meaning given such term in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 9 of the UCC are used in this Agreement as such terms are defined in such Article 9. (c) Sections 1.02 and 1.03 of the Credit Agreement apply, with any necessary modifications, to this Agreement. SECTION 2. Pledge of Limited Liability Company Interests. The Pledgor hereby grants to the Pledgee, for the benefit of the Lenders and the Facility Agent, a security interest in the Pledgor’s right, title and interest in, to and under the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the Pledgor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”): (a) all Limited Liability Company Interests and all of the Pledgor’s right, title and interest in [each] / [the] Company [to which such interest relates], whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing the Limited Liability Company Interests and applicable law:

102031077.3 - 3 - (i) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which the Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests; (ii) all other payments due or to become due to the Pledgor in respect of the Limited Liability Company Interests, whether under [such] / [the] Company’s limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise; (iii) all of the Pledgor’s claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under [such] / [the] Company’s limited liability company agreement or operating agreement, or at law or otherwise in respect of the Limited Liability Company Interests; (iv) all present and future claims, if any, of the Pledgor against [such] / [the] Company for moneys loaned or advanced, for services rendered or otherwise; (v) all of the Pledgor’s rights under [such] / [the] Company’s limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the Limited Liability Company Interests, including any power to terminate, cancel or modify [such] / [the] Company’s limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the Limited Liability Company Interests and [such] / [the] Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and (b) all proceeds of and all other payments now or hereafter due and payable with respect to any and all of the Collateral (including proceeds that constitute property of the types described in clause (a) of this Section 2 and cash). SECTION 3. Security for Secured Obligations This Agreement secures the payment of all obligations of the Pledgor and the other Security Parties to the Lenders and the Facility Agent now or hereafter existing under the Credit Agreement or the other Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise including, without limitation, the Obligations (all such obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Pledgor or any other Security Party to any of the Lenders and the Facility Agent under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor, [the] / [any] Company or any other Security Party.

102031077.3 - 4 - SECTION 4. Pledgee not a Limited Liability Company Member. (a) Nothing herein shall be construed to make the Pledgee liable as a member of [any] / [the] Company, and the Pledgee shall not by virtue of this Agreement or otherwise (except as referred to in the following sentence) have any of the duties, obligations or liabilities of a member of [any] / [the]Company. (b) The Pledgee, by accepting this Agreement, does not intend to become a member of [any] / [the] Company or otherwise be deemed to be a co-venturer with respect to the Pledgor, [any] / [the] Company and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Pledgee shall assume none of the duties, obligations or liabilities of a member of [any] / [the] Company or the Pledgor. (c) The Pledgee shall not be obligated to perform or discharge any obligation of the Pledgor as a result of the pledge hereby effected. (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral. SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows: (a) The Pledgor’s exact legal name, as defined in Section 9-503(a) of the UCC, jurisdiction and type of organization and organizational identification number, and chief executive office address is correctly set forth in Schedule 2. The Pledgor is located (within the meaning of Section 9-307 of the UCC) in the jurisdiction set forth in Schedule 2. The information set forth in Schedule 1 is true and accurate in all respects. The Pledgor has not previously changed its name, type of organization, jurisdiction of organization or organizational identification number or location from those set forth in Schedule 2. (b) The Pledgor is the legal and beneficial owner of all the Limited Liability Company Interests of [each of] the [Companies] / [Company] (such Limited Liability Company Interests constituting one hundred percent (100%) of the issued and outstanding equity interests of [each of] the [Companies] / [Company]) and of the Collateral, free and clear of any Lien, claim, option or right of others, except for the Liens created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral or listing the Pledgor or any trade name of the Pledgor as debtor is on file in any recording office, except such as may have been filed in favor of the Pledgee relating to the Finance Documents or as otherwise permitted under the Credit Agreement. (c) All filings and other actions necessary to perfect the Lien in the Collateral created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Pledgee a valid and, together with such filings and other actions, perfected first-priority Lien in the Collateral securing the payment of the Secured Obligations. (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for (i) the grant by the Pledgor of the Lien granted hereunder or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection or maintenance of the Lien created hereunder (including the first-priority nature of such Lien), except for the filing of financing and continuation statements under the UCC, which financing statements

102031077.3 - 5 - have been duly filed and are in full force and effect, or (iii) the exercise by the Pledgee of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement. SECTION 6. Further Assurances. (a) Concurrently with the execution of this Agreement, the Pledgor shall cause [each] / [the] Company to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee substantially in the form of Annex A hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee). (b) The Pledgor shall from time to time, at the reasonable expense of the Pledgor, promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Pledgee may request, to perfect and protect any pledge or Lien granted or purported to be granted by the Pledgor hereunder or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. (c) The Pledgor hereby authorizes the Pledgee to file one or more financing or continuation statements, and amendments thereto, including one or more financing statements indicating that such financing statements cover the Collateral pledged pursuant hereto. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Pledgor ratifies its authorization for the Pledgee to have filed such financing statements, continuation statements or amendments filed prior to the date hereof which reflect the Collateral pledged pursuant hereto. SECTION 7. Post-Closing Changes. The Pledgor shall not change its name, type of organization, jurisdiction of organization, organizational identification number, chief executive office or location from those set forth in Schedule 2 of this Agreement without first giving at least thirty days’ prior written notice (or such shorter notice as reasonably accepted by the Pledgee) to the Pledgee and taking all action required by the Pledgee for the purpose of perfecting or protecting the Lien granted by this Agreement. The Pledgor shall not become bound by a security agreement authenticated by another person (determined as provided in Section 9-203(d) of the UCC) without giving the Pledgee at least thirty days’ prior written notice thereof and taking all action required by the Pledgee to ensure that the perfection and first-priority nature of the Pledgee’s Lien in the Collateral will be maintained. The Pledgor shall hold and preserve its records relating to the Collateral, and shall permit representatives of the Pledgee at any time during normal business hours, without undue interference with the Pledgor’s business, to inspect and make abstracts from such records and other documents. SECTION 8. Voting, etc., While No Event of Default. (a) Unless and until there shall have occurred and be continuing an Event of Default, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of any Loan Document, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee in the Collateral unless expressly permitted by the terms of the Loan Documents. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing and Section 12 hereof shall become applicable. (b) Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash proceeds and other cash amounts payable in respect of the Collateral shall be paid to the Pledgor. The Pledgee shall be entitled to receive, and to retain as security as part of the Collateral:

102031077.3 - 6 - (i) all other or additional limited liability company interests, instruments or other securities or property (including, but not limited to, cash dividends or distributions other than as set forth above in the first sentence of this Section 8(b)) paid or distributed by way of dividend or otherwise in respect of the Collateral; and (ii) all other or additional limited liability company interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 8(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be promptly paid over and/or delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement). SECTION 9. Transfers and Other Security Interests. The Pledgor shall not (a) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as otherwise permitted by Section 6.03 of the Credit Agreement or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and Liens created by this Agreement and Liens permitted by the Credit Agreement. SECTION 10. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Pledgee’s discretion, to take any action and to execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (ii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings that the Pledgee may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Pledgee with respect to any of the Collateral. SECTION 11. The Pledgee’s Duties. (a) The powers conferred on the Pledgee hereunder are solely to protect the Pledgee’s interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Pledgee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. (b) Anything contained herein to the contrary notwithstanding, the Pledgee may from time to time, when the Pledgee deems it to be necessary, appoint one or more agents (each an “Agent”) with

102031077.3 - 7 - respect to all or any part of the Collateral. In the event that the Pledgee so appoints any Agent with respect to any Collateral: (i) the assignment and pledge of such Collateral and the Lien granted in such Collateral by the Pledgor hereunder shall be deemed for purposes of this Agreement to have been made to such Agent, in addition to the Pledgee, as security for the Secured Obligations; (ii) such Agent shall automatically be vested, in addition to the Pledgee, with all rights, powers, privileges, interests and remedies of the Pledgee hereunder with respect to such Collateral; and (iii) the term “Pledgee,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Pledgee with respect to such Collateral, shall include such Agent; provided that no such Agent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Pledgee. SECTION 12. Remedies. If any Event of Default shall have occurred and be continuing: (a) The Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) receive all amounts payable in respect of the Collateral otherwise payable under Section 8(b) hereof to the Pledgor; (ii) transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees; (iii) vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); (iv) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Pledgee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption.

102031077.3 - 8 - (b) Any cash held by or on behalf of the Pledgee and all cash proceeds received by or on behalf of the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, or then or at any time thereafter applied in whole or in part by the Pledgee against, all or any part of the Secured Obligations. (c) The Pledgee may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held as Collateral. SECTION 13. Registration, etc. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Limited Liability Company Interests pursuant to Section 12 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid. SECTION 14. Remedies Cumulative. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Loan Document, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee to any other or further action in any circumstances without notice or demand. SECTION 15. Amendments, Waivers, etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part

102031077.3 - 9 - of the Pledgee to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. SECTION 16. Notices. Unless otherwise expressly provided herein, all notices or other communications under or in respect of this Agreement to any party shall be made in accordance with Section 11.01 of the Credit Agreement. SECTION 17. Continuing Security Interest; Assignments under the Credit Agreement. (a) This Agreement shall create a continuing Lien in the Collateral and shall (i) remain in full force and effect until the end of the Security Period, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee and its successors, transferees and assigns. (b) Without limiting the generality of Section 17(a), the Pledgee may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement as provided in Section 11.04 of the Credit Agreement, and such relevant transferee or assignee shall thereupon become vested with all the benefits in respect thereof granted to the Pledgee herein or otherwise. SECTION 18. Release. At the end of the Security Period, the Lien granted hereby shall automatically and immediately terminate and all rights to the Collateral shall automatically and immediately revert to the Pledgor. Upon any such termination, the Pledgee will, at the Pledgor’s reasonable expense, promptly execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such release. SECTION 19. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. SECTION 20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[Signature Page – LLC Pledge] IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered on the date first above written. [EAGLE BULK HOLDCO LLC] / [EAGLE BULK SHIPPING INC.], as PLEDGOR By: ____________________________ Name: Title: Accepted and Agreed: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Security Trustee, as PLEDGEE By: ______________________________ Name: Title:

102031077.3 SCHEDULE 1 COMPANIES1 Name Jurisdiction of Formation Registration Number (or equivalent, if any) Shares Authorized [HELSINKI EAGLE LLC] The Republic of the Marshall Islands 965061 100 LLC Shares [STOCKHOLM EAGLE LLC] The Republic of the Marshall Islands 965062 100 LLC Shares [ROTTERDAM EAGLE LLC] The Republic of the Marshall Islands 965097 100 LLC Shares Name Jurisdiction of Formation Registration Number (or equivalent, if any) Shares Authorized EAGLE BULK HOLDCO LLC The Republic of the Marshall Islands 964020 100 LLC Shares 1 To be split out based on membership interests being pledged- first table for Holdco pledge over interest in Upstream Guarantors; second table for Parent pledge over interest in Holdco

102031077.3 SCHEDULE 2 CHIEF EXECUTIVE OFFICE, NAME, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION, ORGANIZATIONAL IDENTIFICATION NUMBER, AND LOCATION Name Type of Organization Jurisdiction of Organization Organizational I.D. No. Chief Executive Office Location [Eagle Bulk Holdco LLC] / [EAGLE BULK SHIPPING INC.] [Limited Liability Company] [Corporation] The Republic of the Marshall Islands [ ] [c/o Eagle Bulk Shipping Inc. 300 Stamford Place, Stamford, CT 06902] [Connecticut ]

102031077.3 ANNEX A AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of _______________, 20____ among [EAGLE BULK HOLDCO LLC] / [EAGLE BULK SHIPPING INC.] (the “Pledgor”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK in its capacity as Security Trustee (the “Pledgee”), and [] EAGLE LLC, as the issuer of the Limited Liability Company Interests (as defined below) (the “Company”). W I T N E S S E T H : WHEREAS, the Pledgor and the Pledgee have entered into a Pledge and Security Agreement dated [], 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Secured Obligations (as defined in the Pledge Agreement), the Pledgor has pledged and granted to the Pledgee, a first priority security interest in favor of the Pledgee in, all of the right, title and interest of the Pledgor in and to any and all Limited Liability Company Interests (as defined in the Pledge Agreement) issued from time to time by the Company, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such Limited Liability Company Interests being herein collectively called the “Company Pledged Interests”); and WHEREAS, the Pledgor desires the Company to enter into this Agreement in order to protect the security interest of the Pledgee under the Pledge Agreement in the Company Pledged Interests, to vest in the Pledgee control of the Company Pledged Interests and to provide for the rights of the parties under this Agreement; NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. The Pledgor hereby irrevocably authorizes and directs the Company, and the Company hereby agrees, after the Company receives a notice from the Pledgee stating that an “Event of Default” has occurred and is continuing, (a) to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Company Pledged Interests without the further consent by the Pledgor, and (b) not to comply with any instructions or orders regarding any or all of the Company Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction. 2. The Company hereby certifies that (i) no notice of any security interest or other encumbrance or claim affecting the Company Pledged Interests (other than the Lien of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Limited Liability Company Interests has been registered in the books and records of the Company. The Company hereby certifies that the Limited Liability Company Interests are in uncertificated form and hereby agrees that the Limited Liability Company Interests shall remain in uncertificated form at all times during the existence of the Pledge Agreement. 3. The Company hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Company Pledged Interests to the Pledgee does not violate the membership agreement or any other agreement governing the Company or the Company Pledged Interests, and (ii) the Company Pledged Interests are fully paid and nonassessable.

102031077.3 4. All notices, statements of accounts, reports, prospectuses, financial statements and, after an Event of Default, other communications to be sent to the Pledgor by the Company in respect of the Company will also be sent to the Pledgee at the address set forth in Paragraph 6 below. 5. Until the Pledgee shall have delivered written notice to the Company that all of the Secured Obligations have been paid in full and this Agreement is terminated, the Company will, upon receiving notice from the Pledgee stating that an “Event of Default” has occurred and is continuing, send any and all redemptions, distributions, interest or other payments in respect of the Company Pledged Interests from the Company for the account of the Pledgor only by wire transfers to such account as the Pledgee shall instruct. 6. Except as expressly provided otherwise in Sections 4 and 5, all notices or other communications under or in respect of this Agreement to any party hereto shall be in writing (that is by letter or telefacsimile or Email) and shall be deemed to be duly given or made when delivered (in the case of personal delivery or letter) and when dispatched (in the case of facsimile or an Email) to such party addressed to it at the address appearing below (or at such address as such party may hereafter specify for such purpose to the other by notice in writing): (a) if to the Pledgor: [] Attention: [] Facsimile: [] (b) if to the Pledgee: Crédit Agricole Corporate and Investment Bank Asset Finance Groups – Ship Finance 12 Place des Etats-Unis CS 70052 92547 Montrouge Cedex, France Attn : Agency and Middle-Office for Shipping Telephone: +33 1 41899805 / +33 1 41898696 Email: cyprien.foulfoin@ca-cib.com / rosine.serra-joannides@ca-cib.com Crédit Agricole Corporate and Investment Bank 1301 Avenue of the Americas New York, New York 10019 United States Attn: George Gkanasoulis / Manon Didier Telephone: +1 212 261 3869 / +1 212 261 3962 Email: George.GKANASOULIS@ca-cib.com / manon.didier@ca-cib.com / NYShipFinance@ca-cib.com A notice or other communication received on a non-working day or after business hours in the place of receipt, shall be deemed to be served on the next following working day in such place.

102031077.3 7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Company and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Company and the Pledgor. 8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Company have caused this Agreement to be executed by their representatives duly authorized as of the date first above written. [EAGLE BULK HOLDCO LLC] / [EAGLE BULK SHIPPING INC.], as PLEDGOR By: _____________________________ Name: Title: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as PLEDGEE By: _____________________________ Name: Title: [] [EAGLE] / [EAGLE BULK HOLDCO] LLC, as COMPANY By: _____________________________ Name: Title:

101955520.14 EXHIBIT J FORM OF VESSEL MORTGAGE

EXHIBIT J 102031097.2 - 1 - Date: ___________, 20__ [] EAGLE LLC as Owner - and - CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK in its capacity as Security Trustee as Mortgagee ______________________________________________________________ FORM OF FIRST PREFERRED MARSHALL ISLANDS MORTGAGE ______________________________________________________________ “[NAME OF VESSEL]”

102031097.2 - 2 - INDEX Clause Page 1  DEFINITIONS AND INTERPRETATION  4  2  COVENANT TO PAY AND PERFORM  4  3  MORTGAGE  4  4  COVENANTS  6  5  PROTECTION OF SECURITY  8  6  ENFORCEABILITY AND MORTGAGEE’S POWERS  8  7  APPLICATION OF MONEYS  10  8  FURTHER ASSURANCES  10  9  POWER OF ATTORNEY  11  10  INCORPORATION OF CREDIT AGREEMENT PROVISIONS  12  11  ASSIGNMENT  13  12  TOTAL AMOUNT, ETC.  13  13  SUPPLEMENTAL  13  14  LAW AND JURISDICTION  14  EXECUTION  15  ACKNOWLEDGEMENT OF MORTGAGE  15

102031097.2 - 3 - THIS FIRST PREFERRED MORTGAGE is made on _______________, 20____ BY (1) [] EAGLE LLC, a limited liability company formed under the laws of the Republic of The Marshall Islands, whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Owner”), IN FAVOR OF (2) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, acting through its office at 12 Place des Etats-Unis, CS 70052, 92547 Montrouge Cedex, France, in its capacity as Security Trustee (hereinafter the “Mortgagee”, which expression includes its successors and assigns) for the Finance Parties (as defined in the Credit Agreement). BACKGROUND (A) The Owner is the sole owner of the whole of the vessel “[]” registered under the laws and flag of the Republic of The Marshall Islands with Official Number []. (B) By a Credit Agreement dated of as [], 2021 (as the same may be amended or supplemented from time to time, the “Credit Agreement”) among (i) Eagle Bulk Holdco LLC, a Marshall Islands limited liability company, as borrower (the “Borrower”), (ii) the Owner, Eagle Bulk Shipping Inc. and the other parties named therein, as joint and several guarantors (collectively, the “Guarantors”), (iii) the banks and financial institutions named therein as lenders (together with their successors and assigns, the “Lenders”), (iv) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and NORDEA BANK ABP, NEW YORK BRANCH as mandated lead arrangers, (vi) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as arranger, (vii) the Mortgagee, and (viii) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Facility Agent (together with its successors and assigns, the “Facility Agent”), the Lenders have agreed to make available to the Borrower a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels (as each term is defined in the Credit Agreement) on the terms and conditions stated therein. A copy of the Credit Agreement without appendices is annexed to this Mortgage as Exhibit A and made a part hereof. (C) Pursuant to Article VIII of the Credit Agreement, the Owner and the other Guarantors jointly and severally guaranteed all of the Guaranteed Obligations (as defined in the Credit Agreement). (D) Pursuant to Section 10.01(b) of the Credit Agreement, it was agreed that the Mortgagee would hold this Mortgage for the benefit of the Finance Parties. (E) Pursuant to the Credit Agreement, the Owner has agreed to execute and deliver this Mortgage, which is one of the Vessel Mortgages referred to in the Credit Agreement, in favor of the Security Trustee as security for the Secured Obligations and for its performance and observance of and compliance with its covenants, terms and conditions contained in the Loan Documents to which the Owner is or is to be a party. (F) The Owner has authorized the execution and delivery of this Mortgage under and pursuant to

102031097.2 - 4 - Chapter 3 of the Republic of The Marshall Islands Maritime Act 1990 as amended. IT IS AGREED as follows: 1 DEFINITIONS AND INTERPRETATION 1.1 Defined expressions. Words and expressions defined in the Credit Agreement shall have the same meanings when used in this Mortgage unless the context otherwise requires. 1.2 Definitions. In this Mortgage, unless the contrary intention appears: “Secured Obligations” means all liabilities which the Owner has, at the date of this Mortgage or at any later time or times, under or in connection with any Loan Document to which the Owner is or is to be a party or any judgment relating to any such Loan Documents; and for this purpose, there shall be disregarded any total or partial discharge of these liabilities, or variation of their terms, which is effected by, or in connection with, any bankruptcy, liquidation, arrangement or other procedure under the insolvency laws of any country; “Security Period” means the period commencing on the date hereof and ending on the date that all amounts which have become due for payment by the Borrower or any Security Party under the Loan Documents have been paid, no amount is owing or has accrued under any Loan Document and none of the Security Parties has any future or contingent liability under the Loan Documents (of which the Facility Agent has given the Borrower notice) (both dates inclusive); and “Vessel” means the vessel described in Recital (A) and includes its engines, machinery, boats, tackle, outfit, spare gear (if property of the Owner), fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or later acquired. 1.3 Application of construction and interpretation provisions of Credit Agreement. Sections 1.02 and 1.03 of the Credit Agreement apply, with any necessary modifications, to this Mortgage. 1.4 Inconsistency between Credit Agreement provisions and this Mortgage. This Mortgage shall be read together with the Credit Agreement, but in case of any conflict between the Credit Agreement and this Mortgage, the provisions of the Credit Agreement shall prevail to the extent permitted by Marshall Islands law. 2 COVENANT TO PAY AND PERFORM 2.1 Covenant to pay. The Owner shall duly and punctually pay and discharge the Secured Obligations in the manner provided for in the Loan Documents to which it is a party. 2.2 Covenant to perform. The Owner covenants with the Mortgagee to observe and perform all its obligations to the Mortgagee and the other Finance Parties or any of them under the Loan Documents to which it is a party. 3 MORTGAGE 3.1 Mortgage. In consideration of the premises and other good and valuable consideration, the Owner grants, conveys, mortgages, pledges, confirms, assigns, transfers and sets over the whole of the Vessel to the Mortgagee as a continuing security for the due and punctual payment and

102031097.2 - 5 - discharge by the Owner of the Secured Obligations under Clause 2.1 and the observation and performance by the Owner of all its obligations under Clause 2.2. 3.2 Extent of property mortgaged. This Mortgage shall not cover property other than the Vessel as the term “vessel” is used in Sub-division 2 of Section 308 of Chapter 3 of the Republic of The Marshall Islands Maritime Act 1990 as amended. 3.3 Void provisions. Any provision of this Mortgage construed as waiving the preferred status of this Mortgage shall, to such extent, be void and of no effect. 3.4 Continuing and additional security. (a) This Mortgage shall remain in force until the end of the Security Period as a continuing security for the Secured Obligations and, in particular: (i) the Liens created by Clause 3.1 will extend to the ultimate balance of all sums payable by the Owner under the Loan Documents to which it is a party, regardless of any intermediate payment or discharge in part; (ii) the Liens created by Clause 3.1, and the rights of the Mortgagee under this Mortgage, are only capable of being extinguished, limited or otherwise adversely affected by an express and specific term in a document signed by or on behalf of the Mortgagee; and (iii) no failure or delay by or on behalf of the Mortgagee to enforce or exercise a Lien created by Clause 3.1 or a right of the Mortgagee under this Mortgage, and no act, course of conduct, acquiescence or failure to act (or to prevent the Owner from taking certain action) which is inconsistent with such a Lien or such a right shall preclude or estop the Mortgagee (either permanently or temporarily) from enforcing or exercising it. (b) This Mortgage is in addition to and is not in any way prejudiced by, and shall not prejudice any other guarantee or Collateral or any other right of recourse now or subsequently held by any Finance Party or any right of set-off or netting or rights to combine accounts in connection with the Loan Documents. 3.5 Principal and independent debtor. The Owner shall be liable under this Mortgage as a principal and independent debtor and accordingly it shall not have, as regards this Mortgage, any of the rights or defenses of a surety. 3.6 Waiver of rights and defenses. Without limiting the generality of Clause 3.5, the Owner shall neither be discharged by, nor have any claim against any Finance Party in respect of: (a) any amendment or supplement being made to any Loan Document; (b) any arrangement or concession (including a rescheduling or acceptance of partial payments) relating to, or affecting, any Loan Document; (c) any release or loss (even though negligent) of any right or Lien created by the Loan Documents; (d) any failure (even though negligent) promptly or properly to exercise or enforce any such right or Lien, including a failure to realize for its full market value an asset covered by such a Lien; or

102031097.2 - 6 - (e) any other Loan Document or any Lien now being or later becoming void, unenforceable, illegal or invalid or otherwise defective for any reason, including a neglect to register it. 3.7 Subordination of rights of Owner. All rights which the Owner at any time has (whether in respect of this Mortgage or any other transaction) against the Borrower, any other Security Party or their respective assets shall be fully subordinated to the rights of the Finance Parties under the Loan Documents; and in particular, the Owner shall not: (a) claim, or in a bankruptcy of the Borrower or any other Security Party prove for, any amount payable to the Owner by the Borrower or any other Security Party, whether in respect of this Mortgage or any other transaction; (b) take or enforce any Lien for any such amount; (c) claim to set-off any such amount against any amount payable by the Owner to the Borrower or any other Security Party; or (d) claim any subrogation or other right in respect of any Loan Document or any sum received or recovered by any Finance Party under a Loan Document. 3.8 No obligations imposed on Mortgagee. The Owner shall remain liable to perform all obligations connected with the Vessel and the Mortgagee shall not, in any circumstances, have or incur any obligation of any kind in connection with the Vessel. 3.9 Release of security. At the end of the Security Period, the Mortgagee shall, at the request and cost of the Owner, promptly discharge this Mortgage and execute and deliver, at the reasonable expense of the Owner, such documents and instruments, and take such action, reasonably requested by the Owner to evidence such discharge. 4 COVENANTS 4.1 General. The Owner shall comply with the following provisions of this Clause 4 at all times during the Security Period except as the Mortgagee may otherwise permit in writing. 4.2 Insurance and Vessel covenants. The Owner shall comply with the following provisions of the Credit Agreement relating to the Vessel, all of which are expressly incorporated in this Mortgage with any necessary modifications: Section 5.02(e); Section 5.02(f) Section 5.05(f); Section 5.05(g); Section 5.05(h); Section 5.05(i); Section 5.05(j);

102031097.2 - 7 - Section 5.05(k); Section 5.09, Insurances; Section 5.10, Insurance Documentation; Letters of Undertaking; Certificates; Section 5.11, Mortgagee’s Insurance; Section 5.15, Vessel Registration; Section 5.16, Vessel Repair; Section 5.17, Classification Society Instructions and Undertakings; Section 5.18, Charters; Charter Assignments; Assignments of Earnings; Section 5.19, Compliance with Laws; Section 5.21, Environmental Matters; Section 5.23, Inspection Rights; Section 5.24, Surveys; Section 5.25, Notice of Mortgages; Section 5.26, Green Passport; Section 5.28, Prevention of and Release from Arrest; Section 5.34, Scrapping; Section 6.02, Liens; Section 6.12, Restriction on Chartering; Section 6.13, Lawful Use; Section 6.14, Approved Manager; Section 6.15, Insurances; and Section 6.16, Modification; Removal of Parts. 4.3 Perfection of Mortgage. The Owner shall: (a) comply with and satisfy all the requirements and formalities established by the Republic of The Marshall Islands Maritime Act 1990 as amended and any other pertinent legislation of the Republic of The Marshall Islands to perfect this Mortgage as a legal, valid and enforceable first preferred mortgage and maritime lien upon the Vessel; and (b) upon the Mortgagee’s reasonable request, provide the Mortgagee from time to time with evidence in such form as the Mortgagee requires that the Owner is complying with Clause 4.3(a).

102031097.2 - 8 - 4.4 Notice of Mortgage. The Owner shall: (a) carry on board the Vessel with its papers a certified copy of this Mortgage and cause that certified copy of this Mortgage to be exhibited to any person having business with the Vessel which might give rise to a lien on the Vessel other than a lien for crew’s wages and salvage and to any representative of the Mortgagee on demand; and (b) place and maintain in a conspicuous place in the navigation room and the Master’s cabin of the Vessel a framed printed notice in plain type in English of such size that the paragraph of reading matter shall cover a space not less than 6 inches wide and 9 inches high reading as follows: “NOTICE OF MORTGAGE This Vessel is covered by a First Preferred Mortgage to CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK in its capacity as Security Trustee, as Mortgagee under authority of Chapter 3 of the Republic of The Marshall Islands Maritime Act 1990 as amended. Under the terms of the said Mortgage neither the Owner nor any Charterer nor the Master of this Vessel nor any other person has any right, power or authority to create, incur or permit to be imposed upon this Vessel any lien whatsoever other than for crew’s wages and salvage.” 5 PROTECTION OF SECURITY 5.1 Mortgagee’s right to protect or maintain security. The Mortgagee may, but shall not be obliged to, take any action which it may think fit for the purpose of protecting or maintaining the security created by this Mortgage or for any similar or related purpose. 5.2 Mortgagee’s right to insure, repair etc. Without limiting the generality of Clause 5.1, if the Owner does not comply with Clause 4, the Mortgagee may: (a) effect, replace and renew any Insurances; (b) arrange for the carrying out of such surveys and/or repairs of the Vessel as it deems expedient or necessary; and (c) discharge any liabilities charged on the Vessel, or otherwise relating to or affecting it, and/or take any measures which the Mortgagee may think expedient or necessary for the purpose of securing its release. 6 ENFORCEABILITY AND MORTGAGEE’S POWERS 6.1 Right to enforce security. If an Event of Default occurs and is continuing and irrespective of whether a notice has been served under Section 9.01 of the Credit Agreement and without the necessity for the Mortgagee to serve any notice or take any other action or for any court order in any jurisdiction to the effect that an Event of Default has occurred and is continuing or that the Lien constituted by this Mortgage has become enforceable: (a) the Lien constituted by this Mortgage shall immediately become enforceable;

102031097.2 - 9 - (b) the Mortgagee shall be entitled at any time or times to exercise the powers set out in Clause 6.2 and in any other Loan Document; (c) the Mortgagee shall be entitled at any time or times to exercise the powers possessed by it as mortgagee of the Vessel conferred by the law of any country or territory the courts of which have or claim any jurisdiction in respect of the Owner or the Vessel; and (d) the Mortgagee shall be entitled to exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by applicable law including the provisions of Chapter 3 of the Republic of The Marshall Islands Maritime Act 1990 as amended. 6.2 Right to take possession, sell etc. If the Lien constituted by this Mortgage has become enforceable, the Mortgagee shall be entitled then or at any later time or times: (a) to take possession of the Vessel whether actually or constructively and/or otherwise to take control of the Vessel wherever the Vessel may be and cause the Owner or any other person in possession of the Vessel forthwith upon demand to surrender the Vessel to the Mortgagee without legal process and without the Mortgagee or any other Finance Party being liable for any losses thereby caused or to account to the Owner in connection therewith unless any such loss is caused by the Mortgagee’s gross negligence, fraud or willful misconduct; (b) to sell the Vessel with or without prior notice to the Owner, and with or without the benefit of any charterparty or other contract for its employment, by public auction or private contract at any time, at any place and upon any terms (including, without limitation, on terms that all or any part or parts of the purchase price be satisfied by shares, loan stock or other securities and/or be left outstanding as a debt, whether secured or unsecured and whether carrying interest or not) which the Mortgagee may think fit, with power for the Mortgagee to purchase the Vessel at any such public auction and to set off the purchase price against all or any part of the Secured Obligations; (c) to manage, insure, maintain and repair the Vessel and to charter, employ, lay up or in any other manner whatsoever deal with the Vessel, upon any terms and for any period which the Mortgagee may think fit, in all respects as if the Mortgagee were the owner of the Vessel and without the Mortgagee or any other Finance Party being responsible for any loss thereby incurred unless any such loss is caused by the Mortgagee’s gross negligence, fraud or willful misconduct; (d) to collect, recover and give good discharge for any moneys or claims arising in relation to the Vessel and to permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefor; (e) to take over or commence or defend (if necessary using the name of the Owner) any claims or proceedings relating to, or affecting, the Vessel which the Mortgagee may think fit and to abandon, release or settle in any way any such claims or proceedings; and (f) generally, to enter into any transaction or arrangement of any kind and to do anything in relation to the Vessel which the Mortgagee may think fit. 6.3 No liability of Mortgagee. (a) The Mortgagee shall not be obliged to check the nature or sufficiency of any payment received by it under this Mortgage or to preserve, exercise or enforce any right relating to the Vessel.

102031097.2 - 10 - (b) In addition to, and without limiting, any exclusion or limitation of liability of any Finance Party under any Loan Document, the Mortgagee shall not have any liability to any Security Party: (i) for any loss caused by an exercise of, or failure to exercise, rights under or enforcement of, or failure to enforce any Lien created by this Mortgage; (ii) as mortgagee-in-possession or otherwise, to account for any income or principal amount which might have been produced or realized from the Vessel; or (iii) as mortgagee-in-possession or otherwise, for any reduction in the value of the Vessel, unless such reduction is caused by the Mortgagee’s gross negligence, fraud or willful misconduct. 6.4 No requirement to commence proceedings against Borrower. Neither the Mortgagee nor any other Finance Party will need to commence any proceedings under, or enforce any Lien created by, the Credit Agreement or any other Loan Document before commencing proceedings under, or enforcing any Lien created by, this Mortgage. 6.5 Suspense account. The Mortgagee may, for the purpose of claiming or proving in a bankruptcy of the Borrower or any other Security Party, place any sum received or recovered under or by virtue of this Mortgage or any Lien connected with it on a separate suspense or other nominal account without applying it in satisfaction of the Borrower’s obligations under the Credit Agreement. 7 APPLICATION OF MONEYS 7.1 General. All sums received by the Mortgagee: (a) in respect of a sale of the Vessel; (b) in respect of net profits arising out of the employment of the Vessel pursuant to Clause 6.2(c); or (c) in respect of any other transaction or arrangement under Clauses 6.1 or 6.2, shall be held by the Mortgagee upon trust: (i) first to pay or discharge any expenses or liabilities (including any interest) which have been paid or incurred by the Mortgagee in or in connection with the exercise of its powers under the Mortgage; and (ii) second to pay the balance over to the Facility Agent for application in accordance with Section 9.02 of the Credit Agreement. 8 FURTHER ASSURANCES 8.1 Owner’s obligation to execute further documents etc. The Owner shall: (a) execute and deliver to the Mortgagee (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document as the Mortgagee may, in any particular case, reasonably specify; and (b) effect any registration or notarization, give any notice or take any other step,

102031097.2 - 11 - which the Mortgagee may, by notice to the Owner, reasonably specify for any of the purposes described in Clause 8.2 or for any similar or related purpose. 8.2 Purposes of further assurances. The purposes referred to in Clause 8.1 are: (a) validly and effectively to create any Lien or right of any kind which the Mortgagee intended should be created by or pursuant to this Mortgage or any other Loan Document; (b) to protect the priority or effectiveness, in any jurisdiction of any Lien which is created, or which the Mortgagee intended should be created, by or pursuant to this Mortgage or any other Loan Document; (c) if an Event of Default occurs and is continuing, to enable or assist the Mortgagee to sell or otherwise deal with the Vessel, to transfer title to, or grant any interest or right relating to, the Vessel or to exercise any power which is referred to in Clauses 6.1 or 6.2 or which is conferred by any Loan Document; or (d) if an Event of Default occurs and is continuing, to enable or assist the Mortgagee to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to the Vessel in any country or under the law of any country. 8.3 Terms of further assurances. The Mortgagee may specify the terms of any document to be executed by the Owner under Clause 8.1, and those terms may include any covenants, undertakings, powers and provisions which the Mortgagee reasonably considers appropriate to protect its, and any other Finance Party’s, interests. 8.4 Obligation to comply with notice. The Owner shall comply with a notice under Clause 8.1 by the date specified in the notice. 8.5 Additional corporate action. At the same time as the Owner delivers to the Mortgagee any document executed under Clause 8.1(a), the Owner shall also deliver to the Mortgagee a certificate signed by the sole member of the Owner which shall: (a) set out the text of a resolution of the sole member of the Owner (or equivalent governing body) specifically authorizing the execution of the document specified by the Mortgagee; and (b) state that the resolution was duly adopted by the sole member of the Owner (or equivalent governing body) and is valid under the Owner’s constitutional documents. 9 POWER OF ATTORNEY 9.1 Appointment. For the purpose of securing the Mortgagee’s interest in the Vessel and the due and punctual performance of the Owner’s obligations to the Mortgagee under this Mortgage and every other Loan Document to which the Owner is or is to be a party, the Owner irrevocably and by way of security appoints (with full power of substitution) the Mortgagee as its attorney-in-fact: (a) to do all acts and execute or sign all documents which the Owner itself can do and execute in relation to the Vessel including, without limitation, all acts and documents necessary to sell the Vessel by such means and on such terms as the Mortgagee may determine; and

102031097.2 - 12 - (b) to do all acts and things and execute or sign all documents which the Owner is obliged to do, execute or sign under this Mortgage and the other Loan Documents and which it has failed so to do, execute or sign immediately upon the Mortgagee’s first written demand. The power of attorney constituted by this Clause 9.1 shall be exercisable only on the occurrence and during the continuance of an Event of Default. 9.2 General power of attorney. The power of attorney constituted by Clause 9.1 shall be a general power of attorney. 9.3 Ratification. The Owner ratifies and confirms, and agrees to ratify and confirm, any act, deed or document which the Mortgagee (or any substitute) does or executes pursuant to its terms. 9.4 Conclusiveness of exercise. The exercise of the power of attorney constituted by Clause 9.1 shall not put any person dealing with the Mortgagee (or any substitute) on enquiry whether, by its terms, the power of attorney is exercisable and the exercise by the Mortgagee (or any substitute) of its powers shall, as between the Mortgagee (or any substitute) and any third party, be conclusive evidence of the Mortgagee’s right (or the right of any substitute) to exercise the same. 9.5 Delegation. The Mortgagee may delegate to any person or persons all or any of the powers and discretions conferred on the Mortgagee by Clause 9.1 and may do so on terms authorizing successive sub-delegations. 9.6 Duration. The power of attorney constituted by Clause 9.1 shall be granted for the duration of the Security Period. 10 INCORPORATION OF CREDIT AGREEMENT PROVISIONS 10.1 Incorporation of specific provisions. The following provisions of the Credit Agreement apply to this Mortgage as if they were expressly incorporated in this Mortgage with any necessary modifications: Section, 2.16, Taxes Section 11.01, Notices; Public Information; Section 11.02, Waivers; Amendments; Section 11.06, Counterparts; Integration; Effectiveness; Electronic Execution Section 11.07, Severability; and Section 11.08, Right of Setoff 10.2 Incorporation of general provisions. Clause 10.1 is without prejudice to the application to this Mortgage of any provision of the Credit Agreement which, by its terms, applies or relates to the Loan Documents generally or this Mortgage specifically.

102031097.2 - 13 - 11 ASSIGNMENT 11.1 Assignment and transfer by Mortgagee. The Mortgagee may assign its rights, or transfer any of its rights and obligations, under and in connection with this Mortgage in accordance with the provisions of the Credit Agreement. 12 TOTAL AMOUNT, ETC. 12.1 Total amount. For the purpose of recording this Mortgage as required by Chapter 3 of the Republic of The Marshall Islands Maritime Act 1990 as amended, the total amount of the direct and contingent obligations secured by this Mortgage is $[35,000,000], together with interest, fees, commissions and performance of mortgage covenants. The date of maturity of this Mortgage is on demand and there is no separate discharge amount. 13 SUPPLEMENTAL 13.1 No restriction on other rights. Nothing in this Mortgage shall be taken to exclude or restrict any power, right or remedy which the Mortgagee or any other Finance Party may at any time have under: (a) any other Loan Document; or (b) the law of any country or territory the courts of which have or claim any jurisdiction in respect of the Owner or the Vessel. 13.2 Exercise of other rights. The Mortgagee may exercise any right under this Mortgage before it or any other Finance Party has exercised any right referred to in Clause 13.1(a) or (b). 13.3 Invalidity of Credit Agreement. In the event of: (a) the Credit Agreement now being or later becoming void, illegal, unenforceable or otherwise invalid for any reason whatsoever; or (b) a bankruptcy of the Owner, the introduction of any law or any other matter resulting in the Owner being discharged from liability under the Credit Agreement, or the Credit Agreement ceasing to operate (for example, by interest ceasing to accrue); this Mortgage shall cover any amount which would have been or become payable under or in connection with the Credit Agreement if the Credit Agreement had been and remained entirely valid and enforceable and the Owner had remained fully liable under it; and references in this Mortgage to amounts payable by the Owner under or in connection with the Credit Agreement shall include references to any amount which would have so been or become payable as aforesaid. 13.4 Invalidity of Loan Documents. Clause 13.3 also applies to each of the other Loan Documents to which the Owner is a party. 13.5 Settlement or discharge conditional. Any settlement or discharge under this Mortgage between the Mortgagee and the Owner shall be conditional upon no security or payment to the Mortgagee or any other Finance Party by the Owner or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

102031097.2 - 14 - 14 LAW AND JURISDICTION 14.1 Marshall Islands law. This Mortgage shall be governed by, and construed in accordance with, Marshall Islands law. 14.2 Choice of forum. The Mortgagee reserves the rights: (a) to commence proceedings in relation to any matter which arises out of or in connection with this Mortgage in the courts of any country which have or claim jurisdiction to that matter; and (b) to commence such proceedings in the courts of any such country or countries concurrently with or in addition to proceedings in the Marshall Islands or without commencing proceedings in the Marshall Islands. 14.3 Action against Vessel. The rights referred to in Clause 14.2 include the right of the Mortgagee to arrest and take action against the Vessel at whatever place the Vessel shall be found lying and for the purpose of any action which the Mortgagee may bring before the courts of that jurisdiction or other judicial authority and for the purpose of any action which the Mortgagee may bring against the Vessel, any writ, notice, judgment or other legal process or documents may (without prejudice to any other method of service under applicable law) be served upon the Master of the Vessel (or upon anyone acting as the Master) and such service shall be deemed good service on the Owner for all purposes. 14.4 Mortgagee’s rights unaffected. Nothing in this Clause 14 shall exclude or limit any right which the Mortgagee may have (whether under the law of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction. 14.5 Meaning of “proceedings”. In this Clause 14, “proceedings” means proceedings of any kind, including an application for a provisional or protective measure.

[Signature Page – Mortgage] EXECUTION THIS MORTGAGE has been executed by the duly authorized [Attorney-in-Fact] of the Owner on the date stated at the beginning of this Mortgage. [] EAGLE LLC By: ........................................................... Name: Title: ACKNOWLEDGEMENT OF MORTGAGE STATE OF NEW YORK ) ) S.S. COUNTY OF NEW YORK ) On this ___ day of __________ before me personally appeared [] to me known who being by me duly sworn did depose and say that he/she resides at [] that he/she is an attorney-in-fact for [] EAGLE LLC the limited liability company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Power of Attorney of said limited liability company dated _______________, 20____. Notary Public/ Special Agent

102031097.2 EXHIBIT A CREDIT AGREEMENT

101955520.14 EXHIBIT K FORM OF NOTE

EXHIBIT K 102031149.2 - 1 - FORM OF NOTE U.S.$[] _________________, 2021 New York, New York FOR VALUE RECEIVED, the undersigned, EAGLE BULK HOLDCO LLC, a Marshall Islands limited liability company (the “Borrower”), HEREBY PROMISES TO PAY CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK in its capacity as facility agent (in such capacity, the “Facility Agent”, which expression includes its successors or assigns) for the Lenders under the Credit Agreement referred to below, the principal sum of [] (U.S. $[]), or, if less, the then aggregate amount of all Loans made by the Lenders under the Facility pursuant to the Credit Agreement, and to pay interest on the outstanding principal amount of this Note on the dates and at the rates specified in the Credit Agreement. All payments due to the Lenders hereunder shall be made to the Facility Agent at the place, in the type of money and funds and in the manner specified in such Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below. The holder hereof is authorized to endorse on the grid attached hereto and forming a part hereof, or on a continuation thereof, appropriate notations evidencing the Loans made by such holder and the date and amount of each principal payment or repayment with respect thereto. The Borrower hereby waives presentment, demand, protest, notice of dishonor and notice of intent to accelerate. This Note is one of the Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement dated as of [], 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) the Borrower (ii) Eagle Bulk Shipping Inc. and the parties named therein, as joint and several guarantors, (iii) the banks and financial institutions named therein as lenders (the “Lenders”), (iv) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and NORDEA BANK ABP, NEW YORK BRANCH as mandated lead arrangers, (v) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as arranger, (vi) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as security trustee, and (viii) the Facility Agent as facility agent, the Lenders have agreed to make available to the Borrower a senior secured revolving credit facility in an aggregate principal amount of up to the lesser of (a) $35,000,000 and (b) 65% of the Fair Market Value of the Vessels (as each term is defined in the Credit Agreement) on the terms and conditions stated therein. Reference is made to the Credit Agreement for provisions relating to the repayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Documents referred to therein. This Note shall be construed in accordance with and governed by the laws of the State of New York. [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

[Signature Page – Note] EAGLE BULK HOLDCO LLC By: _____________________________ Name: Title:

GRID NOTE Date Amount of Loan Amount of Principal Repaid Unpaid Principal Amount of Note Notation Made By

Date Amount of Loan Amount of Principal Repaid Unpaid Principal Amount of Note Notation Made By

101955520.14 EXHIBIT L-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

102031152.2 - 1 - EXHIBIT L-1 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among [ ], and each lender from time to time party thereto. Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Facility Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Facility Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Facility Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By:_________________________________ Name: Title: Date: ________ __, 20[ ]

101955520.14 EXHIBIT L-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

102031153.2 - 1 - EXHIBIT L-2 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among [ ], and each lender from time to time party thereto. Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non- U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By:_________________________________ Name: Title: Date: ________ __, 20[ ]

101955520.14 EXHIBIT L-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

102031154.2 - 1 - EXHIBIT L-3 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among [ ], and each lender from time to time party thereto. Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By:_________________________________ Name: Title: Date: ________ __, 20[ ]

101955520.14 EXHIBIT L-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

102031155.2 - 1 - EXHIBIT L-4 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among [ ], and each lender from time to time party thereto. Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Facility Agent and the Borrower with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W- 8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Facility Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Facility Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By:_________________________________ Name: Title: Date: ________ __, 20[ ]